      As filed with the Securities and Exchange Commission April 16, 2007

                        File Nos. 2-67052 and 811-3023

                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM N-1A

                       REGISTRATION STATEMENT UNDER THE
                            SECURITIES ACT OF 1933

                       Post-Effective Amendment No. 205

                                      AND

                       REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940

                               Amendment No. 206

                                  FORUM FUNDS
                              Two Portland Square
                             Portland, Maine 04101
                                 207-879-1900

                               David M. Whitaker
                         Citigroup Fund Services, LLC
                              Two Portland Square
                             Portland, Maine 04101

                                  Copies to:
                             Robert J. Zutz, Esq.
                 Kirkpatrick Lockhart Gates Preston Ellis LLP
                              1601 K Street, N.W.
                            Washington, D.C. 20006

It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to Rule 485, paragraph (b)(1)

[ ] on ______ pursuant to Rule 485, paragraph (b)(1)

[ ] 60 days after filing pursuant to Rule 485, paragraph (a)(1)

[ ] on ______ pursuant to Rule 485, paragraph (a)(1)

[X] 75 days after filing pursuant to Rule 485, paragraph (a)(2)

[ ] on ______ pursuant to Rule 485, paragraph (a)(2)

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

    Title of series being registered: Liberty Street Horizon Fund.

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                      [Liberty Street Horizon Fund Logo]

                                  PROSPECTUS

                                APRIL 30, 2007

                          LIBERTY STREET HORIZON FUND

                                   A SHARES
                                   C SHARES
                             INSTITUTIONAL SHARES

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED ANY
   OF THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR
      COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

RISK/RETURN SUMMARY                                                          2
    Investment Objective                                                     2
    Principal Investment Strategies                                          2
    Principal Investment Risks                                               3
    Who May Want to Invest in the Fund                                       6
    Performance Information                                                  6

FEE TABLES                                                                   7

MANAGEMENT                                                                   9
    The Advisor                                                              9
    Portfolio Managers                                                       9
    Other Service Providers                                                  9
    Fund Expenses                                                           10

YOUR ACCOUNT                                                                11
    How to Contact the Fund                                                 11
    General Information                                                     11
    Buying Shares                                                           13
    Selling Shares                                                          16
    Exchange Privileges                                                     19
    Choosing a Share Class                                                  19
    Retirement Accounts                                                     22

OTHER INFORMATION                                                           23
    Distributions                                                           23
    Taxes                                                                   23
    Organization                                                            24

FINANCIAL HIGHLIGHTS                                                        25

RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE

The Fund seeks to achieve long-term growth of capital. The Fund's investment objective may be changed by the Board of Trustees of the Fund without a shareholder vote.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by primarily investing in U.S. and foreign equity stocks. The Fund's equity investments may include common stock, preferred stock, securities convertible into common stock, warrants, rights and other equity securities having the characteristics of common stock (such as depositary receipts). The Fund may invest in any size company, including small- and medium-sized companies, and further may invest in companies which are financially distressed. In addition, under certain market conditions, the Fund may invest in companies at the time of their initial public offering ("IPO"). The Fund's investments in foreign equity stocks will primarily be purchased in developed markets, although it may also purchase foreign equity stocks in emerging markets pursuant to its investment strategy.

The Fund may also invest up to 20% of its assets in fixed income securities with maturities typically between one year and ten years, which may include debt securities that are rated below investment grade, or unrated securities that Horizon Asset Management, Inc. ("Horizon"), the Fund's sub-adviser, deems to be of comparable quality.

The Fund may use certain derivative instruments, such as writing and selling options, for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indices. The Fund may also lend its portfolio securities to generate additional income.

THE SUB-ADVISOR'S PROCESS Horizon's general investment philosophy is based on the theory that investment returns are asymmetrical. In other words, losing money on the investments in a portfolio can significantly damage the portfolio's investment outlook because the gains it would take to recoup the loss would have to be greater than the loss (i.e., a negative return of 10% is not offset by a subsequent 10% gain). Horizon believes that whenever a portion of long-term savings is to be put at risk, it should be invested with the least risk of capital loss. Horizon invests in opportunities in the full spectrum of available securities that it believes have the most favorable risk/reward characteristics. Where appropriate, Horizon also employs periodic hedging and other risk reduction techniques, including the use of fixed income securities where the risk/reward attributes are favorable.

The majority of Fund's assets are managed using Horizon's core value strategy, as described below. In addition, portions of the Fund's asset will be managed by Horizon using its research strategy, and also may be invested in specialty stocks that Horizon believes maintain the most favorable risk/reward characteristics. Horizon may allocate assets of the Fund across the above strategies in order to best implement its investment philosophy.

Horizon's core value approach relies on its extensive proprietary, in-depth, fundamental research to uncover opportunities overlooked or misunderstood by the vast majority of investors. A value orientation states that superior long-term returns are achieved by acquiring an interest in a business below its intrinsic value rather than by a simplistic attraction to the fastest growing or most popular companies of the day. Therefore, a value investor is interested in buying a dollar's worth of assets for less than a dollar. Horizon's methodology entails rigorous in-house research emphasizing stress tests to attempt to identify future adverse conditions. This reveals securities with asymmetric return properties - those for which reward potential exceeds downside risk, both in magnitude and probability.

Horizon uses this methodology to select companies based on its assessment of quality, valuation and margin of safety. With respect to quality, Horizon seeks candidates for investment that it believes own a franchise of enduring value, grow persistently and are priced at a discount to their business value. Holdings will typically include companies that Horizon believes are not subject to severe price competition or technological obsolescence. These firms are capable of earning high returns on shareholders' equity and are generally not capital-intensive, relative to their business model. Thus, they have a tendency to generate substantial cash flow.

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With respect to valuation, at the proper price, owners of such businesses will have a high degree of confidence that their invested capital can be earned back through cash earnings in a reasonable period of time. In addition, with respect to margin of safety, Horizon's holdings will usually possess some form of dormant value; cash that is not being utilized, unutilized real estate, or a form of future payment. Rather than seeking a catalyst to unlock this hidden value, Horizon views these assets as a margin of safety, or "insurance." Instead, returns depend on the quality of the underlying businesses.

In utilizing its research strategy, Horizon selects a wide variety of investments in the areas of:

.. catalyst driven and event driven opportunities, .. distressed securities,
..  companies they believe have certain assets whose true value is not fully reflected on the balance sheet, and
..  securities with pricing anomalies and other areas of inefficiency.

Unlike Horizon's core value strategy that typically requires a proven history of high and sustainable returns on invested capital, Horizon's research strategy has a higher tolerance for companies that may not have as extensive of an operating history. Horizon not only considers a company's current ability to produce high sustainable returns on invested capital but also the company's future potential to increase that rate of return. In many instances, the portfolio will invest in less mature companies in the process of developing a superior product or market niche. These companies can be smaller in size and may employ leverage to assist in rapid expansion opportunities or enhance returns on invested capital. In many cases, investments may be due to significant questions by Wall Street surrounding the going concern of an organization. In rare instances, companies emerging from bankruptcy may also be purchased in this strategy. Appropriately, the holdings in the research strategy will tend to be more volatile while offering higher return potential given their earlier stage in the business cycle.

For each strategy, Horizon evaluates securities for sale as fundamentally as it does for purchase. Its primary reasons for selling a security are as follows:

..  when expectations have been met or exceeded and it becomes appropriate to realize gains;
..  the risk/reward characteristics have changed and no longer meet the Fund's investment guidelines;
..  an additional investment idea, with more favorable risk/reward characteristics, has been identified creating a need for cash; or .. Horizon has misjudged or otherwise found an omission in its original analysis.

CASH AND TEMPORARY DEFENSIVE POSITIONS The Fund intends to hold some cash or high quality, short-term debt obligations and money market instruments for reserves to cover redemptions and unanticipated expenses. In addition, when the risk/reward profile for common stocks or fixed income instruments appears unfavorable, or when price valuations are not attractive, Horizon will allow its cash position to increase rather than purchase stocks that fail to meet its investment criteria. In addition, there may be times when the Fund may respond to adverse market, economic, political or other considerations by investing up to 100% of its assets in high quality, short-term debt securities or other defensive investments for temporary defensive purposes. During those times, the Fund may not achieve its investment objective and, instead, will focus on preserving the Fund's investment. To the extent the Fund uses a money market fund for investment of cash, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund's advisory fees and operational expenses.

PRINCIPAL INVESTMENT RISKS

MANAGEMENT RISKS The Fund's success depends largely on Horizon's ability to select favorable investments. Different types of investments shift in and out of favor depending on market and economic conditions. For example, at various times equity securities will be more or less favorable than debt securities and small company stocks will be more or less favorable than large company stocks. Because of this, the Fund will perform better or worse than other types of funds depending on what is in "favor." In addition, there is the risk that the strategies, research or analytical techniques used by the Fund's portfolio managers and/or their security selection may fail to produce the intended result.

GENERAL MARKET RISK In general, stock values are affected by activities specific to the company as well as general market, economic and political conditions. The net asset value ("NAV") of the Fund and investment return will fluctuate

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based upon changes in the value of its portfolio securities. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. There is no assurance that the Fund will achieve its investment objective, and an investment in the Fund is not by itself a complete or balanced investment program. You could lose money on your investment in the Fund or the Fund could underperform other investments. Other general market risks include:

    . The market may not recognize what Horizon believes to be the true value potential of the stocks held by the Fund;
    . The earnings of the companies in which the Fund invests may not continue to grow at expected rates, thus causing the price of the underlying stocks to decline;
    . Horizon's judgment as to the growth potential or value of a stock may prove to be wrong;
    . A decline in investor demand for the stocks held by the Fund also may adversely affect the value of the securities; and
    . To the extent that the Fund invests in securities of small or mid-capitalization companies, additional risk may result from increased volatility in the trading of those securities, which are typically less liquid than the securities of large-capitalization companies.

SMALL- AND MEDIUM-SIZED COMPANIES RISKS The Fund may invest in any size company, including small- and medium-sized companies. Investment in small- and medium-sized companies may be more volatile than investments in larger companies because short-term changes in the demand for the securities of smaller companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more in response to selling pressure. The smaller the company, the greater effect these risks may have on that company's operations and performance. As a result, an investment in the Fund may exhibit a higher degree of volatility than the general domestic securities market.

INITIAL PUBLIC OFFERINGS RISK The Fund may purchase securities of companies in initial public offerings. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some initial public offerings may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. Some companies whose shares are sold through initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies without revenues or operating income, or the near-term prospects of achieving them.

DISTRESSED SECURITIES RISK Financially distressed securities involve considerable risk that can result in substantial or even total loss on the Fund's investment. It is often difficult to obtain information as to the true condition of financially distressed securities. These securities are often subject to litigation among the participants in the bankruptcy or reorganization proceedings. Such investments may also be adversely affected by federal and state laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and a bankruptcy court's power to disallow, reduce, subordinate or disenfranchise particular claims. These and other factors contribute to above-average price volatility and abrupt and erratic movements of the market prices of these securities. In addition, the spread between the bid and asked prices of such securities may be greater than normally expected and it may take a number of years for the market price of such securities to reflect their intrinsic value.

FOREIGN SECURITIES RISK The Fund's investments in foreign securities will have the following additional risks:

    . Foreign securities may be subject to greater fluctuations in price than securities of U.S. companies because foreign markets may be smaller and less liquid than U.S. markets;
    . Changes in foreign tax laws, exchange controls, investment regulations and policies on nationalization and expropriation as well as political instability may affect the operations of foreign companies and the value of their securities;
    . Fluctuations in currency exchange rates and currency transfer restitution may adversely affect the value of the Fund's investments in foreign securities, which are denominated or quoted in currencies other than the U.S. dollar;
    . Foreign securities and their issuers are not subject to the same degree of regulation as U.S. issuers regarding information disclosure, insider trading and market manipulation. There may be less publicly available information on foreign companies and foreign companies may not be subject to uniform accounting, auditing, and financial standards as are U.S. companies;

    . Foreign securities registration, custody and settlements may be subject to delays or other operational and administrative problems;
    . Certain foreign brokerage commissions and custody fees may be higher than those in the U.S.; and
    . Dividends payable on the foreign securities contained in the Fund's portfolio may be subject to foreign withholding taxes, thus reducing the income available for distribution to the Fund's shareholders.

Foreign securities may trade on U.S. or European Exchanges in the form of American, European or International depositary receipts ("ADRs," "EDRs" and "IDRs," respectively). Although depositary receipts have similar risks to the securities they represent, they may also involve higher expenses and be less liquid than the underlying securities listed on an exchange. In addition, depositary receipts may not pass through voting and other shareholder rights.

EMERGING MARKETS RISKS Because investing in emerging markets can have more risk than investing in developed foreign markets, an investment in the Fund may have the following additional risks:

..  Information about the companies in these countries is not always readily available;
.. Stocks of companies traded in these countries may be less liquid and the prices of these stocks may be more volatile than the prices of the stocks in more established markets;
..  Greater political and economic uncertainties exist in emerging markets than in developed foreign markets;
.. The securities markets and legal systems in emerging markets may not be well developed and may not provide the protections and advantages of the markets and systems available in more developed countries; and
.. Very high inflation rates may exist in emerging markets and could negatively impact a country's economy and securities markets.

For these and other reasons, the prices of securities in emerging markets can fluctuate more significantly than the prices of securities of companies in developed countries. The less developed the country, the greater effect these risks may have on your investment in the Fund. As a result, an investment in the Fund may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

DERIVATIVES RISK Derivatives can be volatile and involve various types and degrees of risks, including leverage, credit and liquidity risk. The Fund could experience a significant loss if derivatives do not perform as anticipated, or are not correlated with the performance of other investments which they are used to hedge or if the Fund is unable to liquidate a position because of an illiquid secondary market.

INTEREST RATE RISK The value of your investment in the Fund may change in response to changes in interest rates. An increase in interest rates typically causes a fall in the value of the debt securities that the Fund holds. The effect is usually more pronounced for debt securities with longer dates to maturity.

CREDIT RISK The financial condition of an issuer of a debt security may cause it to default or become unable to pay interest or principal due on the security. If an issuer defaults, the affected security could lose all of its value, be renegotiated at a lower interest rate or principal amount, or become illiquid. The Fund may invest in debt securities that are issued by U.S. Government sponsored entities. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks, and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk. Investments in these securities involve credit risk as they are not backed by the full faith and credit of the U.S. Government.

PREPAYMENT OR CALL RISK The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates than the original obligations.

LOWER-RATED SECURITIES Securities rated below investment grade (often called "junk bonds") generally have greater credit risk than higher-rated securities. Companies issuing high yield, fixed-income securities are less financially strong, are more likely to encounter financial difficulties and are more vulnerable to changes in the economy than those companies with higher credit ratings. These factors could affect such companies' abilities to make interest and principal payments and ultimately could cause the issuer to stop making interest and/or principal payments. In such cases, payments on the securities may never resume, which would result in the securities owned by the Fund becoming worthless.

The prices of high yield, fixed-income securities may fluctuate more than higher-quality securities, which could subject the Fund to a greater risk of loss. Such securities are more sensitive to developments affecting the company's business and are more closely linked with the company's stock prices than higher-quality securities. In addition, high yield securities generally may also be less liquid than higher-quality securities. The Fund may have difficulty selling these securities promptly at an acceptable price.

DIVERSIFICATION RISK The Fund is classified as non-diversified and may focus its investments in the securities of a comparatively small number of issuers. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential monetary losses than if its assets were diversified among the securities of a greater number of issuers. However, the Fund will comply with certain diversification requirements imposed by the Internal Revenue Code.

SECURITIES LENDING The Fund may lend its portfolio securities to broker-dealers by entering directly into lending arrangements with such broker-dealers or indirectly through a securities lending arrangement, in an amount no more than 33 1/3% of the total assets of the Fund (including any collateral posted) or 50% of the total assets of the Fund (excluding any collateral posted). Securities lending transactions will be fully collateralized at all times with cash and/or short-term obligations. These transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral. In the event the original seller defaults on its obligation to repurchase, the Fund will seek to sell the collateral, which could involve costs or delays. To the extent the proceeds from the sale of the collateral are less than the repurchase price, the Fund would suffer a loss if forced to sell such collateral in this manner.

WHO MAY WANT TO INVEST IN THE FUND

The Fund may be appropriate for you if you:

    . Are willing to tolerate significant changes in the value of your investment;
    . Are willing to accept the risks of investing in equity securities; . Are pursuing a long-term investment goal; and . Are willing to accept higher short-term risk.

The Fund may NOT be appropriate for you if you:
    . Want an investment that pursues market trends or focuses only on particular sectors or industries;
    . Need regular income or stability of principal; or . Are pursuing a short-term investment goal.

PERFORMANCE INFORMATION

Performance information for the Fund is not provided because the Fund had not commenced operations prior to the date of this Prospectus.

FEE TABLES

The following tables describe the various fees and expenses that you may pay if you invest in a Fund class. Shareholder fees are charges you pay when buying, selling or exchanging shares of a Fund class. Operating expenses, which include fees of the Advisor, are paid out of a Fund class' assets and are factored into a Fund class' share price rather than charged directly to shareholder accounts.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)          A SHARES        C SHARES     INSTITUTIONAL SHARES
-----------------------------------------          --------        --------     --------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of the offering price)              4.75%/(1)(2)/   None               None
Maximum Deferred Sales Charge (Load) Imposed on
Redemptions (as a percentage of the purchase or
sale price, whichever is less)                       1.00%/(3)/      0.75%/(4)/         None
Redemption Fee (as a percentage of amount
redeemed)                                            1.00%/(5)/      1.00%/(5)/         1.00%/(5)/
Exchange Fee (as a percentage of amount redeemed)    1.00%/(5)/      1.00%/(5)/         1.00%/(5)/
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                      1.00%           1.00%              1.00%
Distribution and/or Service (12b-1) Fees             0.25%           0.75%              None
Other Expenses/(6)/                                  0.36%           0.36%              0.28%
TOTAL ANNUAL FUND OPERATING EXPENSES                 1.61%           2.11%              1.28%
Fee Waiver and Expense Reimbursement                 0.11%           0.11%              0.03%
NET EXPENSES/(7)/                                    1.50%           2.00%              1.25%

--------
/(1)/ No initial sales charge is applied to purchases of $1 million or more. /(2)/ Because of rounding of the calculation in determining sales charges, the charges may be more or less than those shown in the table.
/(3)/ A contingent deferred sales charge ("CDSC") of 1.00% will be charged on purchases of $1 million or more that are redeemed in whole or in part within twelve months of purchase.
/(4)/ A CDSC of 0.75% will be charged on purchases that are redeemed in whole or in part within twelve months of purchase.
/(5)/ Shares redeemed or exchanged within 90 days of purchase will be charged a fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to limited exceptions. See "Selling Shares - Redemption Fee" and "Exchange Privileges" for additional information.
/(6)/ Based on projected assets and projected annualized expenses for the
      Fund's fiscal year ending April 30, 2008.
/(7)/ Based on contractual fee waivers and expense reimbursement in effect through August 31, 2008. The contractual waivers and expense reimbursements may be continued thereafter or be changed or eliminated with the consent of the Board of Trustees at any time. Contractual fee waivers and expense reimbursements exclude taxes, interest, portfolio transaction expenses, and extraordinary expenses. Pursuant to the contractual fee waiver and expense reimbursement agreement, if, in future years, a Fund class' Total Annual Fund Operating Expenses are below the Advisor's contractual fee waiver and expense reimbursement, the Advisor may recapture any fees it has waived or any expenses it has borne within a three-year period following such fee waivers and expense reimbursements, to the extent that such reimbursement to the Advisor by the Fund would not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

EXAMPLE

The following are hypothetical examples intended to help you compare the cost of investing in a Fund class to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in a Fund class (paying the maximum sales charge) and then redeem all of your shares at the end of each period. The example also assumes that your investment has a

5% annual return, that a Fund class' Total Annual Fund Operating Expenses and Net Expenses (first year only) remain as stated in the previous table and that distributions are reinvested. Since the Fund had not commenced operations prior to the date of this Prospectus, Total Annual Fund Operating Expenses and Net Expenses (first year only) used in the calculation of the Example are estimates. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                       A      C    INSTITUTIONAL
                                     SHARES SHARES    SHARES
                                     ------ ------ -------------
                1 YEAR                $611   $193      $117
                3 YEARS               $939   $641      $393

You would pay the following expenses if you did not redeem your shares:

                                       A      C    INSTITUTIONAL
                                     SHARES SHARES    SHARES
                                     ------ ------ -------------
                1 YEAR                $611   $193      $117
                3 YEARS               $939   $641      $393

MANAGEMENT

The Fund is a series of Forum Funds (the "Trust"), an open-end, management investment company (mutual fund). The business of the Trust and the Fund is managed under the oversight of the Board of Trustees (the "Board"). The Board oversees the Fund and meets periodically to review the Fund's performance, monitor investment activities and practices, and discuss other matters affecting the Fund. Additional information regarding the Board, as well as the Trust's executive officers, may be found in the Fund's Statement of Additional Information ("SAI").

THE ADVISOR AND SUB-ADVISOR

The Fund's Advisor is Liberty Street Advisors, Inc., 55 Liberty Street, New York, NY 10005 (the "Advisor" or "Liberty Street"). Liberty Street is newly registered as an investment adviser with the SEC. As the Fund's investment adviser, Liberty Street provides investment advisory services to the Fund, including (i) designing the Fund's initial investment policies and developing evolutionary changes to such policies as appropriate for presentation to the Board, (ii) providing overall supervision for the general management and operations of the Fund; (iii) monitoring and supervising the activities of Horizon Asset Management, Inc.; and (iv) providing related administrative services.

With respect to the Fund, the Advisor receives an annual advisory fee equal to 1.00% of average daily net assets of the Fund.

Subject to the general oversight of the Board and the Advisor, Horizon Asset Management, Inc., 470 Park Avenue South, 4th Floor South, New York, NY 10016 (the "Sub-Adviser" or "Horizon") is responsible for the day-to-day management of the Fund's portfolio, selection of the Fund's portfolio investments and supervision of its portfolio transactions. Horizon is registered as an investment adviser with the SEC and provides investment advisory services for investment companies, institutional clients and high net worth individuals. As of December 31, 2006, Horizon had $10.5 billion under management.

The Fund had not commenced operations prior to the date of this Prospectus. A discussion summarizing the basis of the Board's annual approval of the investment advisory agreement between the Trust and the Advisor and the sub-advisory agreement between the Advisor and Horizon will be included in future annual or semi-annual reports to the shareholders of the Fund.

PORTFOLIO MANAGERS

Steven M. Bregman and Murray Stahl are the lead portfolio managers for the Fund. Mr. Bregman has the responsibility for the day-to-day portfolio management of the Fund, including the responsibility to implement trades on behalf of the Fund and to oversee all investment decisions for the Fund.
Mr. Stahl generally oversees research, investment ideas and overall portfolio structure, and is authorized to execute transactions on behalf of the Fund in Mr. Bregman's absence.

Mr. Bregman, CFA, is a Director, President and co-founder of Horizon since 1994. Mr. Bregman has been a portfolio manager of the Fund since its inception. Mr. Stahl is the Chairman, Treasurer and co-founder of Horizon since 1994.
Mr. Stahl has been a portfolio manager of the Fund since its inception.

The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Fund.

OTHER SERVICE PROVIDERS

Citigroup Fund Services, LLC ("Citigroup") provides certain administration, portfolio accounting and transfer agency services to the Fund.

Foreside Fund Services, LLC, the Trust's principal underwriter (the "Distributor") acts as the Trust's Distributor in connection with the offering of the Fund's shares. The Distributor may enter into arrangements with banks, broker-dealers and other financial institutions through which investors may purchase or redeem shares.

Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Chief Compliance Officer, Anti-Money Laundering Compliance Officer and Sarbanes-Oxley certifying officers as well as certain additional compliance support functions to the Fund.

The Distributor and FCS are not affiliated with the Advisor, Sub-Advisor or with Citigroup or its affiliates.

FUND EXPENSES

The Fund pays for its expenses out of its own assets. Expenses of a Fund share class include that class' own expenses as well as Trust expenses that are allocated among the Fund, its classes of shares and all other funds of the Trust. The Advisor or other service providers may waive all or any portion of their fees and reimburse certain expenses of the Fund or class. Any fee waiver or expense reimbursement increases the Fund's investment performance for the period during which the waiver or reimbursement is in effect. The current contractual fee waivers and expense reimbursement will remain in place through August 31, 2008. The contractual fee waivers and expense reimbursements may be continued thereafter or may be changed or eliminated with the consent of the Board. The contractual fee waivers and expense reimbursement agreement also provides that the Advisor is entitled to reimbursement of fees it has waived or expenses it has reimbursed for a period of three years following such fee waivers and/or expense reimbursements, provided that the reimbursement by the Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as may then be in place for the Fund.

YOUR ACCOUNT

HOW TO CONTACT THE FUND      GENERAL INFORMATION
-----------------------      -------------------------------------------------

WRITE TO US AT:
   Liberty Street Horizon    You may purchase or sell (redeem) shares of each
     Fund                    Fund class on each weekday that the New York
   P.O. Box 446              Stock Exchange is open. Under unusual
   Portland, Maine 04112     circumstances each Fund class may accept and
OVERNIGHT ADDRESS:           process shareholder orders when the New York
   Liberty Street Horizon    Stock Exchange is closed, if deemed appropriate
     Fund                    by the Trust's officers.
   3 Canal Plaza, Ground
     Floor                   You may purchase or sell (redeem) shares of each
   Portland, Maine 04101     Fund class at that day's NAV plus any applicable
TELEPHONE US AT:             sales charge (or minus any applicable sales
   800-207-7108              charge or redemption fee) after the transfer
WIRE INVESTMENTS             agent receives your request in proper form (as
(OR ACH PAYMENTS) TO:        described in this Prospectus on pages 13 through
   Citibank, N.A.            22). For instance, if the transfer agent receives
   New York, New York        your purchase, redemption, or exchange request in
   ABA #021000089            proper form after 4:00 p.m. Eastern time, your
                             transaction will be priced at the next business
                             day's NAV of the relevant Fund class plus any
                             applicable sales charge (or minus any applicable
                             sales charge or redemption fee). A Fund cannot
                             accept orders that request a particular day or
                             price for the transaction or any other special
                             conditions.
FOR CREDIT TO:               The Fund does not issue share certificates.
   Citigroup Fund Services
   Account # 30576692        If you purchase shares directly from the Fund,
   Re: (Name of Your Fund    you will receive quarterly statements detailing
     and Class)              Fund balances and all transactions completed
   (Your Name)               during the prior quarter and a confirmation of
   (Your Account Number)     each transaction. Automatic reinvestments of
                             distributions and systematic
                             investments/withdrawals may be confirmed only by quarterly statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and quarterly statements.

                             The Fund reserves the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges, telephone redemption privileges and exchange privileges.

WHEN AND HOW NAV IS DETERMINED Each Fund class calculates its NAV as of the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each weekday except days when the New York Stock Exchange is closed. Under unusual circumstances, each Fund class may accept and process orders and calculate an NAV when the New York Stock Exchange is closed. The time at which NAV is calculated may change in case of an emergency.

The NAV of each Fund class is determined by taking the market value of each Fund class' total assets, subtracting the class' liabilities, and then dividing the result (net assets) by the number of outstanding shares of the Fund class. If the Fund invests in securities that trade in foreign securities markets on days other than a Fund business day, the value of the Fund's portfolio may change on days on which shareholders will not be able to purchase or redeem Fund shares.

The Fund values securities for which market quotations are readily available at current market value other than certain short-term securities which are valued at amortized cost. Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on each Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price. Fixed income securities may be valued at prices supplied by the Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

The Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available or the Advisor or Sub-Advisor believes that the prices or values available are unreliable. Market quotations may not be readily available or may be unreliable if, among other things, (i) the exchange on which a Fund portfolio security is principally traded closes early, (ii) trading in a portfolio security was halted during the day and did not resume prior to the time as of which a Fund class calculates its NAV, or (iii) events occur after the close of the securities markets on which the Fund's portfolio securities primarily trade but before the time as of which each Fund class calculates its NAV.

The Fund may invest in the securities of smaller companies and foreign securities. A Fund's investment in securities of smaller companies are more likely to require a fair value determination because they are more thinly traded and less liquid than securities of larger companies. Similarly, the Fund's investment in foreign securities are more likely to require a fair value determination because, among other things, most foreign securities markets close before the Fund values its securities. The earlier close of those foreign securities markets gives rise to the possibility that significant events may have occurred in the interim.

Fair valuation may be based on subjective factors and as a result, the fair value price of a security may differ from the security's market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

TRANSACTIONS THROUGH THIRD PARTIES Certain financial institutions may be appointed as agents for or authorized by the Fund to accept on its behalf purchase and redemption requests that are received in good order. Subject to Fund approval, certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the Fund. If you invest through a broker or other financial institution, the policies and fees (other than sales charges) charged by that institution may be different than those of a Fund class. These financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information

The Fund may enter into arrangements with financial institutions through which investors may purchase or redeem Fund shares. The Advisor may, at its own expense, compensate the financial institutions in connection with the sale or expected sale of Fund shares and it may sponsor various educational activities held by the financial institutions. Certain financial institutions may provide administrative services (such as sub-transfer agency, record-keeping or shareholder communications services) to investors purchasing shares of the Fund through such companies. The Advisor or the Fund (if approved by the Board) may pay fees to these financial institutions for their services. The Advisor may also compensate a financial institution for providing certain marketing support services, including finders fees, third party marketing services, business planning assistance, advertising, educating personnel of the financial institution about the Fund and shareholder financial planning needs, providing placement on the financial institution's list of offered funds, counseling on the preparation of sales material and presentations and access to sales meetings, and arranging access to sales representatives and management representatives of the financial institution. Such payments may create an incentive for the financial institutions to recommend that you purchase Fund shares. For additional information, please refer to the Fund's SAI.

ANTI-MONEY LAUNDERING PROGRAM Customer identification and verification are part of the Trust's overall obligation to deter money laundering under Federal law. The Trust has adopted an Anti-Money Laundering Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or
(iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Trust management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If an order is rescinded or your account is liquidated due to perceived threatening conduct or suspected fraudulent or illegal activity, you will not be able to recoup any sales charges or redemption fees assessed. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

DISCLOSURE OF PORTFOLIO HOLDINGS The Fund will generally make available the Fund's top ten holdings and the percentage of the Fund's assets in each such holding on a monthly basis as of the most recent month-end 15 days after the month-end through the Fund's Transfer Agent telephone customer service center. In addition, the Fund will generally make available its complete schedule of portfolio holdings as of each quarter end 45 days after each calendar quarter end through the Fund's Transfer Agent telephone customer service center. The Fund also files its complete schedule of portfolio holdings on a quarterly basis with the SEC. A description of the Fund's policies and procedures with respect to the disclosure of portfolio securities is available in the Fund's SAI which is available through the Fund's Transfer Agent telephone customer service center.

BUYING SHARES

HOW TO MAKE PAYMENTS Unless purchased through a third-party financial institution, all investments must be made by check, ACH, or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust's anti-money laundering procedures, no Fund accepts purchases made by credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, bank draft, cashier's check or traveler's check).

     CHECKS For individual, sole proprietorship, joint, Uniform Gift to Minors Act ("UGMA"), or Uniform Transfers to Minors Act ("UTMA") accounts, the check must be made payable to "Liberty Street Horizon Fund" or to one or more owners of the account and endorsed to "Liberty Street Horizon Fund". For all other accounts, the check must be made payable on its face to "Liberty Street Horizon Fund." A $20 charge may be imposed on any returned checks.

     ACH Refers to the "Automated Clearing House" System maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service.

     WIRES Instruct your financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

MINIMUM INVESTMENTS The Fund accepts investments in the following minimum amounts:

                                            MINIMUM INITIAL MINIMUM ADDITIONAL
                                              INVESTMENT        INVESTMENT
                                            --------------- ------------------
A SHARES AND C SHARES
   Standard Accounts                          $    2,500         $    100
   Traditional and Roth IRA Accounts          $    2,500         $    100
   Accounts with Systematic Investment
     Plans                                    $    2,500         $    100
   Qualified Retirement Plans                 $    2,500         $    100
INSTITUTIONAL SHARES
   All Accounts                               $1,000,000         $100,000

No initial or subsequent investment minimum is required for accounts maintained by financial institutions for the benefit of their clients who purchase shares through investment programs such as employee benefit plans like 401(k) retirement plans. No initial or subsequent investment minimum is required for Trustees or officers of the Trust, directors, officers and employees of the Advisor or the distributor or any of their affiliates, or the spouse, life-partner, or minor children under 21 of any such person, any trust or individual retirement account or self-employed retirement plan for the benefit of any such person, or the estate of any such person. The Fund reserves the right to waive minimum investment amounts, if deemed appropriate by Fund officers.

ACCOUNT REQUIREMENTS

           TYPE OF ACCOUNT                           REQUIREMENT
           ---------------              --------------------------------------

INDIVIDUAL, SOLE PROPRIETORSHIP AND     .  Instructions must be signed by all
JOINT ACCOUNTS                             persons required to sign exactly as
Individual accounts and sole               their names appear on the account.
proprietorship accounts are owned by    .  Provide a power of attorney or
one person. Joint accounts have two or     similar document for each person
more owners (tenants).                     that is authorized to open or
                                           transact business for the account
                                           if not a named account owner.

GIFTS OR TRANSFERS TO A MINOR (UGMA,    .  Depending on state laws, you can
UTMA)                                      set up a custodial account under
These custodial accounts provide a way     the UGMA or the UTMA.
to give money to a child and obtain     .  The custodian must sign
tax benefits.                              instructions in a manner indicating
                                           custodial capacity.

BUSINESS ENTITIES                       .  Provide certified articles of
                                           incorporation, a government- issued
                                           business license or certificate,
                                           partnership agreement or similar
                                           document evidencing the identity
                                           and existence of the business
                                           entity.
                                        .  Submit a secretary's (or similar)
                                           certificate listing the person(s)
                                           authorized to open or transact
                                           business for the account.

TRUSTS (INCLUDING CORPORATE PENSION     .  The trust must be established
PLANS)                                     before an account can be opened.
                                        .  Provide the first and signature
                                           pages from the trust document
                                           identifying the trustees.
                                        .  Provide a power of attorney or
                                           similar document for each person
                                           that is authorized to open or
                                           transact business in the account if
                                           not a trustee of the trust.

ACCOUNT APPLICATION AND CUSTOMER IDENTITY VERIFICATION To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to, among other measures, obtain, verify, and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your name, address, date of birth, social security number, and other information or documents that will allow us to identify you. For certain types of accounts, additional information may be required. If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your financial advisor. If the Fund cannot obtain the required information within a timeframe established in our sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the NAV next calculated after receipt of your application in proper form. If your application is accepted, the Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in its sole discretion. If the Fund cannot do so, the Fund reserves the right to close your account at the NAV next calculated after the Fund decides to close your account and to remit proceeds to you via check, but only if your original check clears the bank. If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes and will not be able to recoup any sales charges or redemption fees assessed.

The Fund may reject your application under its Anti-Money Laundering Program. Under this program, your money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.

LIMITATIONS ON FREQUENT PURCHASES The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Fund's policy to discourage short-term trading. Frequent trading in the Fund such as trades seeking short-term profits from market momentum and other timing strategies may interfere with the management of the Fund's portfolio and result in increased administrative and brokerage costs and a potential dilution in the value of Fund shares. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders.

Focus is placed on identifying redemption transactions which may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchases within a pre-determined period of time. If frequent trading trends are detected, an appropriate course of action is taken. The Fund reserves the right to cancel (within one business day), restrict, or reject without any prior notice, any purchase or exchange order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund's portfolio, and purchase orders not accompanied by payment.

Because the Fund receives purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemptions. As a consequence, the Fund's ability to monitor and discourage abusive trading practices in such accounts may be limited.

The investment in foreign securities may make the Fund more susceptible to the risk of market timing activities because of price differentials that may be reflected in the net asset value of the Fund's shares. The Fund generally prices its foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund's calculation of its net asset value. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. Although the Fund may fair value foreign securities in such instances and notwithstanding other measures the Fund may take to discourage frequent purchases and redemptions, investors may engage in frequent short-term trading to take advantage of any arbitrage opportunities in the pricing of the Fund's shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing.

The investment in securities of smaller companies may make the Fund more susceptible to market timing as shareholders may try to capitalize on the market volatilities of such securities and the effect of the volatilities on the value of Fund shares.

The Fund reserves the right to refuse any purchase (including exchange) request, particularly requests that could adversely affect the Fund or its operations.

INVESTMENT PROCEDURES

        HOW TO OPEN AN ACCOUNT                HOW TO ADD TO YOUR ACCOUNT
        ----------------------          --------------------------------------

THROUGH A FINANCIAL ADVISOR             THROUGH A FINANCIAL ADVISOR
Contact your advisor using the method   .  Contact your advisor using the
that is most convenient for you.           method that is most convenient for
                                           you.

BY CHECK                                BY CHECK
..  Call or write us for an account      .  Fill out an investment slip from a
   application                             confirmation or write us a letter
..  Complete the application (and other  .  Write your account number on your
   required documents)                     check
..  Mail us your application (and other  .  Mail us the slip (or your letter)
   required documents) and a check         and the check

BY WIRE                                 BY WIRE
..  Call or write us for an account      .  Call to notify us of your incoming
   application                             wire
..  Complete the application (and other  .  Instruct your financial institution
   required documents)                     to wire your money to us
..  Call us to fax the completed
   application (and other required
   documents) and we will assign you
   an account number
..  Mail us your original application
   (and other required documents)
..  Instruct your financial institution
   to wire your money to us

BY ACH PAYMENT                          BY SYSTEMATIC INVESTMENT
..  Call or write us for an account      .  Complete the systematic investment
   application                             section of the application
..  Complete the application (and other  .  Attach a voided check to your
   required documents)                     application
..  Call us to fax the completed         .  Mail us the completed application
   application (and other required         and voided check
   documents) and we will assign you    .  We will electronically debit the
   an account number                       purchase amount from the financial
..  Mail us your original application       institution account identified on
   (and other required documents)          your account application
..  We will electronically debit the
   purchase amount from the financial
   institution account identified on
   your account application

SYSTEMATIC INVESTMENTS You may invest a specified amount of money in a Fund class once or twice a month on specified dates. These payments are taken from your bank account by ACH payment.

CANCELED OR FAILED PAYMENTS The Fund accepts checks and ACH transfers at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the transfer agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase or exchange due to nonpayment.

SELLING SHARES

The Fund class processes redemption orders promptly. Under normal circumstances, the Fund class will send redemption proceeds to you within a week. If the Fund class has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until it receives payment, which may be up to 15 calendar days.

                     HOW TO SELL SHARES FROM YOUR ACCOUNT

THROUGH A FINANCIAL ADVISOR

..  Contact your advisor by the method that is most convenient for you

BY MAIL

..  Prepare a written request including:
    .  Your name(s) and signature(s)
    .  Your account number
    .  The Fund name and class
    .  The dollar amount or number of shares you want to sell

    .  How and where to send the redemption proceeds
..  Obtain a signature guarantee (if required)
..  Obtain other documentation (if required)
..  Mail us your request and documentation

BY WIRE OR ACH

..  Wire or ACH redemptions are only available if your redemption is for $5,000
   (except for systematic withdrawals) or more and you did not decline wire or ACH redemption privileges on your account application
..  Call us with your request (unless you declined telephone redemption privileges on your account application) (See "By Telephone") OR
..  Mail us your request (See "By Mail")

BY TELEPHONE

..  Call us with your request (unless you declined telephone redemption privileges on your account application)
..  Provide the following information:
    .  Your account number
    .  Exact name(s) in which the account is registered
    .  Additional form of identification
..  Redemption proceeds will be:
    .  Mailed to you OR
    . Electronically credited to your account at the financial institution identified on your account application.

SYSTEMATICALLY

..  Complete the systematic withdrawal section of the application
..  Attach a voided check to your application
..  Mail us your completed application
.. Redemption proceeds will be electronically credited to your account at the financial institution identified on your account application

WIRE OR ACH REDEMPTION PRIVILEGES You may redeem your shares by wire or ACH unless you declined wire or ACH redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000, except for systematic withdrawals.

TELEPHONE REDEMPTION PRIVILEGES You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine. Telephone redemption order may be difficult to complete during periods of significant economic or market activity. If you are not able to reach the Fund by telephone, you may overnight your redemption order.

SYSTEMATIC WITHDRAWALS You may redeem a specified amount of money from your account once a month on a specified date. These payments are sent from your account to a designated bank account by ACH payment. Systematic withdrawals must be for at least $100.

SIGNATURE GUARANTEE REQUIREMENTS To protect you and the Fund against fraud, signatures on certain requests must have a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain a signature guarantee from most banking institutions or securities brokers, but not from a notary public. The transfer agent will need written instructions signed by all registered shareholders with a signature guarantee for each shareholder for any of the following (the following situations apply if you are requesting the transaction directly through the
Fund):

    .  Written requests to redeem $100,000 or more;
    .  Changes to a shareholder's record name;
    . Redemptions from an account for which the address or account registration has changed within the last 30 days;
    . Sending redemption and distribution proceeds to any person, address or financial institution account not on record;
    . Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account; or
    . Adding or changing ACH or wire instructions, telephone redemption or exchange options or any other election in connection with your account.

The transfer agent reserves the right to require a signature guarantee on any redemptions.

REDEMPTION FEE The sale of Fund shares is subject to a redemption fee of 1.00% of the current NAV of shares redeemed for any sale of shares made within 90 days from the date of purchase. The fee is charged for the benefit of the Fund's remaining shareholders. To calculate redemption fees, the Fund uses the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the redemption is compared with the earliest purchase date of shares held in the account. The Fund reserves the right to waive redemption fees, withdraw waivers, or otherwise modify the terms of or terminate the redemption fee in its discretion at any time, to the extent permitted by law.

There are limited exceptions to the imposition of the redemption fee. The following redemptions are exempt from application of the redemption fee:

    . Redemptions in a deceased shareholder account if such an account is registered in the deceased's name;
    . Redemptions in the account of a disabled individual (disability of the shareholder as determined by the Social Security Administration);
    . Redemptions of shares purchased through a dividend reinvestment program; . Redemptions pursuant to a systematic withdrawal plan; and . Redemptions in a qualified retirement plan under section 401(a) of the
       Internal Revenue Code ("IRC") or a plan operating consistent with
       Section 403(b) of the IRC.

Certain financial institutions that collect a redemption fee on behalf of the Fund may not recognize one or more of the exceptions to the redemption fee listed above. Customers purchasing shares through a financial institution should contact the institution or refer to the customer's account agreement or plan document for information about how the redemption fee for transactions for the institution's omnibus account or the customer's account is treated and about the availability of the exceptions to the imposition of the redemption fee.

SMALL ACCOUNTS With respect to the Fund, if the value of your account falls below $1,000 (excluding Qualified Retirement Accounts) with respect to Institutional Shares or $500 (excluding Qualified Retirement Accounts or accounts with systematic investment plans) with respect to A Shares and C Shares, the Fund may ask you to increase your balance. If after 60 days, the account value is still below $1,000 (excluding Qualified Retirement Accounts or accounts with systematic investment plans) for Institutional Shares or $500 (excluding Qualified Retirement Accounts) for A Shares and C Shares, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account's market value. There are no minimum balance requirements for Qualified Retirement Accounts.

REDEMPTIONS IN KIND The Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash. These redemptions "in kind" usually occur if the amount to be redeemed is large enough to affect the Fund's operations (for example, if it represents more than 1.00% of the Fund's assets).

LOST ACCOUNTS The transfer agent may consider your account "lost" if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is "lost", all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent may be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance, but may be held in an account for a period of time until the transfer agent locates you.

EXCHANGE PRIVILEGES

You may exchange your Fund shares for shares of certain other mutual funds, including other Trust series. For a list of mutual funds available for exchange, call the transfer agent. Be sure to confirm with the transfer agent that the fund into which you exchange is available for sale in your state. Not all funds available for exchange may be available for purchase in your state. Because exchanges are a sale and purchase of shares, they may have tax consequences. If you exchange into a fund that imposes a sales charge, you may have to pay that fund's sales charge at the time of the exchange. If you exchange your shares within 90 days of purchase, you will be charged a 1.00% redemption fee (See "Selling Shares-Redemption Fee"). To calculate the redemption fees, the Fund will use the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of exchange will be compared with the earliest purchase date of shares held in the account. The
Fund reserves the right to modify the terms of or terminate the fee at any time.

REQUIREMENTS You may make exchanges only between identically registered accounts (name(s), address, and taxpayer ID number). There is currently no limit on exchanges, but the Fund reserves the right to limit exchanges. You may exchange your shares by mail or telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

                                HOW TO EXCHANGE

THROUGH A FINANCIAL ADVISOR

..  Contact your advisor by the method that is most convenient for you

BY MAIL

..  Prepare a written request including:
    .  Your name(s) and signature(s)
    .  Your account number
    .  The names of each fund (and class) you are exchanging
    .  The dollar amount or number of shares you want to sell (and exchange)
..  Open a new account and complete an account application if you are requesting different shareholder privileges
..  Obtain a signature guarantee, if required
..  Mail us your request and documentation

BY TELEPHONE

..  Call us with your request (unless you declined telephone redemption privileges on your account application)
..  Provide the following information:
    .  Your account number
    .  Exact name(s) in which account is registered
    .  Additional form of identification

CHOOSING A SHARE CLASS

The Fund offers three classes of shares, each of which is designed for specific investors. Sales charges and fees may vary considerably between the Fund's classes. You should carefully consider the differences in the fee and sales charge structures. Please review the Fee Table and Sales Charge Schedules before investing in the Fund. You may also want to consult with a financial advisor in order to help you determine which class is most appropriate for you. The following is a summary of the differences between A Shares, C Shares, and Institutional Shares of the Fund:

        A SHARES                  C SHARES             INSTITUTIONAL SHARES
------------------------  ------------------------  ---------------------------

..  Designed for retail    .  Designed for retail    .  Designed for
   investors                 investors                 institutions (financial
                                                       institutions,
                                                       corporations, trusts,
                                                       estates and religious
                                                       and charitable
                                                       organizations)
                                                       investing for
                                                       proprietary programs
                                                       and firm discretionary
                                                       accounts, corporate
                                                       benefit plans, clients
                                                       of the Advisor,
                                                       trustees or officers of
                                                       the Fund, directors,
                                                       officers, employees or
                                                       the spouse,
                                                       life-partner, or minor
                                                       children under 21 of
                                                       the Advisor, the
                                                       Distributor or any of
                                                       their affiliates
..  Initial sales charge   .  None                   .  None
   of 4.75% or less
..  No initial sales
   charge applied to
   purchases of $1
   million or more
..  Deferred sales charge  .  Deferred sales charge  .  No Rule 12b-1
   of 1.00% on purchases     of 0.75% on purchases     distribution/service fee
   of $1 million or more     of fund shares         .  Lower expense ratio
   on all fund shares        liquidated in whole       than A Shares and C
   liquidated in whole       or in part within 12      Shares because no Rule
   or in part within 12      months of purchase        12b-1 distribution fees
   months of purchase     .  Rule 12b-1
..  Rule 12b-1                distribution fee
   distribution fee          equal to 0.75% of the
   equal to 0.25% of the     class' average daily
   class' average daily      net assets
   net assets             .  Higher expense ratio
                             than A Shares due to
                             higher Rule 12b-1
                             distribution fee

For further information on sales charges, please call 800-207-7108, or consult with your financial advisor.

SALES CHARGE SCHEDULE - A SHARES An initial sales charge is assessed on purchases of A Shares as follows:

                                    SALES CHARGE (LOAD) AS % OF:
                                    ---------------------------
                                        PUBLIC       NET ASSET    BROKER/DEALER
AMOUNT OF PURCHASE                  OFFERING PRICE   VALUE/(1)/   REALLOWANCE %
------------------                  --------------   ---------    -------------
less than $50,000                        4.75%         4.99%          4.00%
$50,000 but less than $100,000           4.50%         4.71%          3.75%
$100,000 but less than $250,000          3.50%         3.63%          3.00%
$250,000 but less than $500,000          2.50%         2.56%          2.00%
$500,000 but less than $1,000,000        1.75%         1.78%          1.50%
$1,000,000 and greater/(2)/              0.00%         0.00%          0.00%
--------
/(1)/ Rounded to the nearest one-hundredth percent. Because of rounding of the calculation in determining sales charges, the charges may be more or less than those shown in the table.
/(2)/ No initial sales charge applies on purchases of $1 million or more. A
      CDSC of up to 1.00% of the offering price will be charged on purchases of $1 million or more that are redeemed in whole or in part within twelve months of purchase.

The offering price for A Shares includes the relevant sales charge. The commission paid to the distributor is the sales charge less the reallowance paid to certain financial institutions purchasing shares. Normally, reallowances are paid as indicated in the previous tables.

The Distributor pays a sales commission of 1.00% of the offering price of A shares to brokers that initiate and are responsible for purchases of $1 million or more.

REDUCED SALES CHARGES- A SHARES You may qualify for a reduced initial sales charge on purchases of A Shares under rights of accumulation ("ROA") or a letter of intent ("LOI"). The transaction processing procedures maintained by certain financial institutions through which you can purchase Fund shares may restrict the universe of accounts considered for purposes of calculating a reduced sales charge under ROA or LOI. For example, the processing procedures of a financial institution may limit accounts to those that share the same tax identification number or mailing address and that are maintained only with that financial institution. The Fund permits financial institutions to calculate ROA and LOI based on the financial institution's transaction processing procedures. Please contact your financial institution before investing to determine the process used to identify accounts for ROA and LOI purposes.

To determine the applicable reduced sales charge under ROA, the Fund or its agent will combine the value of your current purchase with the collective value of shares of the Fund and any other Trust series for which the Advisor provides management services (collectively, "Liberty Street Shares") (as of the Fund's prior business day) that were purchased previously for accounts (i) in your name, (ii) in the name of your spouse, (iii) in the name of you and your spouse, (iv) in the name of your minor child under the age of 21, and
(v) sharing the same mailing address ("Accounts").

TO BE ENTITLED TO A REDUCED SALES CHARGE BASED ON SHARES ALREADY OWNED, YOU MUST ASK FOR THE REDUCTION AT THE TIME OF PURCHASE. You must also provide the Fund with your account number(s) and, if applicable, the account numbers for your spouse, children (provide the children's ages), or other household members and, if requested by your financial institution, the following additional information regarding these Accounts:

    . Information or records regarding Liberty Street Shares held in all accounts in your name at the transfer agent;
    . Information or records regarding Liberty Street Shares held in all accounts in your name at a financial intermediary; and
    . Information or records regarding Liberty Street Shares for Accounts at the transfer agent or another financial intermediary.

The Fund may amend or terminate this right of accumulation at any time.

You may also enter into an LOI, which expresses your intent to invest $50,000 or more in the Fund's A Shares in Accounts within a future period of thirteen months. Each purchase under an LOI will be made at the public offering price applicable at the time of the purchase to a single transaction of the dollar amount indicated in the LOI. If you do not purchase the minimum investment referenced in the LOI, you must pay the Fund an amount equal to the difference between the dollar value of the sales charges paid under the LOI and the dollar value of the sales charges due on the aggregate purchases of the A Shares as if such purchases were executed in a single transaction. If incurred, these charges may be deducted directly from your account. Accounts subject to the LOI must be specifically identified in the LOI.

ELIMINATION OF INITIAL SALES CHARGES - A SHARES Certain persons may also be eligible to purchase or redeem A Shares without a sales charge. No sales charge is assessed on the reinvestment of A Shares' distributions. No sales charge is assessed on purchases made for investment purposes by:

    . A qualified retirement plan under Section 401(a) of the IRC or a plan operating consistent with Section 403(b) of the IRC;
    . Any bank, trust company, savings institution, registered investment adviser, financial planner or financial institution on behalf of an account for which it provides advisory or fiduciary services pursuant to an account management fee;
    . Trustees and officers of the Trust; directors, officers and full-time employees of the Advisor, the Sub-Advisor, the distributor, any of their affiliates or any organization with which the distributor has entered into a dealer agreement; the spouse, life partner, or minor children under 21 of any such person; any trust or individual retirement account or self-employed retirement plan for the benefit of any such person; or the estate of any such person;
    . Any person who is reinvesting dividends or distributions; or . Any person who exchanges into the Fund from another Trust series or other mutual fund that participates in the Trust's exchange program established for the Fund

The Fund requires appropriate documentation of an investor's eligibility to purchase or redeem A Shares without a sales charge. Any shares of the Fund so purchased may not be resold except to the Fund.

CONTINGENT DEFERRED SALES CHARGE SCHEDULE - A SHARES AND C SHARES A CDSC of 1.00% of the purchase or sales price, whichever is less, is assessed on redemptions of A Shares that were part of a purchase of $1 million or more and that are liquidated in whole or in part within twelve months of purchase for the Fund. A CDSC of 0.75% of the purchase or sales price, whichever is less, is assessed on redemptions of C Shares that are liquidated in whole or in part within twelve months of purchase for the Fund.

To satisfy a redemption request, the Fund will first liquidate shares that are not subject to a CDSC such as shares acquired with reinvested dividends and capital gains. The Fund will then liquidate shares in the order that they were first purchased until the redemption request is satisfied.

WAIVERS OF CDSC A CDSC will not be assessed on redemptions of A Shares or C Shares purchased by:

    . A qualified retirement plan under Section 401(a) of the IRC or a plan operating consistent with Section 403(b) of the IRC;
    . Any bank, trust company, savings institution, registered investment adviser, financial planner or financial institution on behalf of an account for which it provides advisory or fiduciary services pursuant to an account management fee; or
    . Trustees and officers of the Trust; directors, officers and full-time employees of the Advisor, the Sub-Advisor, the distributor, any of their affiliates or any organization with which the distributor has entered into a dealer agreement; the spouse, life partner, or minor children under 21 of any such person; any trust or individual retirement account or self-employed retirement plan for the benefit of any such person; or the estate of any such person.

RULE 12B-1 DISTRIBUTION FEES The Trust has adopted a Rule 12b-1 plan under which the Fund is authorized to pay to the Distributor or such other entities as approved by the Board, as compensation for the distribution-related services provided by such entities, an aggregate fee equal to 0.25% of the average daily net assets of A Shares and an aggregate fee equal to 0.75% of the average daily net assets of C Shares. The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons, including the Advisor, for any distribution or service activity.

Because the Fund pays distribution fees on an ongoing basis, your investment cost over time will increase and may be higher than paying other types of sales charges.

RETIREMENT ACCOUNTS

You may invest in Fund shares through IRA accounts sponsored by the Advisor, including traditional and Roth IRAs. The Fund may also be appropriate for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year in which the contribution is made.

OTHER INFORMATION

DISTRIBUTIONS

The Fund declares distributions from net investment income annually. Any net capital gain realized by the Fund will be distributed at least annually.

All distributions of the Fund are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

The Fund generally intends to operate in a manner such that it will not be liable for Federal income or excise taxes.

You will generally be taxed on the Fund's distributions, regardless of whether you reinvest them or receive them in cash. The Fund's distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. The Fund's distributions of long-term capital gain, if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to certain state and local taxes. Some Fund distributions may also include nontaxable returns of capital. Return of capital distributions reduce your tax basis in your Fund shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

A portion of the Fund's distributions may be treated as "qualified dividend income," taxable to individuals at a maximum Federal tax rate of 15% (5% for individuals in lower tax brackets) through 2010. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met by the Fund and the shareholder.

Distributions of capital gain and distributions of net investment income reduce the NAV of the Fund's shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment.

The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes. You will recognize a gain or loss on such transactions equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will generally be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange. Any capital loss arising from the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net long-term capital gain distributions with respect to those shares.

The Fund may be required to withhold Federal income tax at the Federal backup withholding rate on all taxable distributions and redemption proceeds otherwise payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Rather, any amounts withheld may be credited against your Federal income tax liability once you provide the required information or certification. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source.

The Fund will mail you reports containing information about the income tax status of distributions paid during the year after December 31 of each year. For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

ORGANIZATION

The Trust is a Delaware statutory trust. The Fund does not expect to hold shareholders' meetings unless required by Federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders' meetings unless a matter relates only to specific series (such as approval of an advisory agreement for the Fund). From time to time, large shareholders may control the Fund or the Trust.

FINANCIAL HIGHLIGHTS

Financial highlights are not provided because the Fund had not commenced operations prior to the date of this Prospectus.

                      [Liberty Street Horizon Fund Logo]

                          LIBERTY STREET HORIZON FUND

                                   A SHARES
                                   C SHARES
                             INSTITUTIONAL SHARES

                             FOR MORE INFORMATION
                          ANNUAL/SEMI-ANNUAL REPORTS
Additional information about the Fund's investments is available in the Fund's annual/semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

                  STATEMENT OF ADDITIONAL INFORMATION ("SAI")
 The SAI provides more detailed information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus.

                              CONTACTING THE FUND
You can get free copies of the annual/semi-annual reports and the SAI, request other information and discuss your questions about the Fund by contacting the
                                   Fund at:

                          Liberty Street Horizon Fund
                                 P.O. Box 446
                             Portland, Maine 04112
                           800-207-7108 (toll free)

   As of the date of this prospectus, the Fund does not maintain a website.

                SECURITIES AND EXCHANGE COMMISSION INFORMATION
 You can also review the Fund's annual/semi-annual reports, the SAI and other information about the Fund at the Public Reference Room of the Securities and
  Exchange Commission ("SEC"). The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can get copies of this information, for a fee, by e-mailing or writing to:

                             Public Reference Room
                      Securities and Exchange Commission
                            Washington, D.C. 20549
                      E-mail address: publicinfo@sec.gov

 Fund information, including copies of the annual/semi-annual reports and the
            SAI, is available on the SEC's website at www.sec.gov.

                                  DISTRIBUTOR
                          Foreside Fund Services, LLC
                               www.foresides.com

                   Investment Company Act File No. 811-3023

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2007

INVESTMENT ADVISOR:                                LIBERTY STREET HORIZON FUND

Liberty Street Advisors, Inc.
55 Liberty Street                                           A SHARES
New York, NY 10005                                          C SHARES
                                                      INSTITUTIONAL SHARES
ACCOUNT INFORMATION AND SHAREHOLDER SERVICES:

Citigroup Fund Services, LLC
P.O. Box 446
Portland, Maine 04112

800-207-7108

This Statement of Additional Information ("SAI") supplements the Prospectus dated, April 30, 2007 as may be amended from time to time, offering Liberty Street Horizon Fund, a series of Forum Funds. This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus, without charge, by contacting Citigroup Fund Services, LLC at the address or telephone number listed above.

Copies of the Annual Report may be obtained, when available, without charge, upon request by contacting Citigroup Fund Services, LLC at the address or telephone number listed above.

TABLE OF CONTENTS

GLOSSARY...................................................................   1

INVESTMENT POLICIES AND RISKS..............................................   2

INVESTMENT LIMITATIONS.....................................................  13

MANAGEMENT.................................................................  14

PORTFOLIO TRANSACTIONS.....................................................  22

PURCHASE AND REDEMPTION INFORMATION........................................  25

TAXATION...................................................................  27

OTHER MATTERS..............................................................  32

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS............................. A-1

APPENDIX B - PROXY VOTING PROCEDURES....................................... B-1

GLOSSARY

As used in this SAI, the following terms have the meanings listed.

"Accountant" means Citigroup.

"Administrator" means Citigroup.

"Advisor" means Liberty Street Advisors, Inc., the Fund's investment advisor.

"Board" means the Board of Trustees of the Trust.

"CFTC" means Commodities Future Trading Commission.

"Citigroup" means Citigroup Fund Services, LLC.

"Code" means the Internal Revenue Code of 1986, as amended.

"Custodian" means Citibank, N.A.

"Distributor" means Foreside Fund Services, LLC.

"Fund" means Liberty Street Horizon Fund.

"Independent Trustee" means a Trustee that is not an interested person of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act.

"IRS" means Internal Revenue Service.

"Moody's" means Moody's Investors Service.

"NAV" means net asset value per share.

"NRSRO" means a nationally recognized statistical rating organization.

"SAI" means Statement of Additional Information.

"SEC" means the U.S. Securities and Exchange Commission.

"S&P" means Standard & Poor's Corporation, a division of the McGraw Hill Companies.

"Sub-Advisor" means Horizon Asset Management, Inc., the Fund's sub-advisor.

"Transfer Agent" means Citigroup.

"Trust" means Forum Funds.

"U.S. Government Securities" means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

"1933 Act" means the Securities Act of 1933, as amended.

"1940 Act" means the Investment Company Act of 1940, as amended.

1. INVESTMENT POLICIES AND RISKS

The Fund is a series of the Trust. The Fund is classified as non-diversified for purposes of the 1940 Act. This section discusses certain investments that the Fund may make in greater detail than the Fund's Prospectus. The Fund offers three classes: A Shares, C Shares, and Institutional Shares. The Fund will make only those investments described below that are in accordance with its investment objectives and policies.

A. EQUITY SECURITIES

1. COMMON AND PREFERRED STOCK

GENERAL. The Fund may invest in common stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

The Fund may invest in preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

RISKS. The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth. If you invest in the Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

2. CONVERTIBLE SECURITIES

GENERAL. The Fund may invest in convertible securities. Convertible securities include debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged.

Convertible securities rank senior to common stock in a company's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

SECURITY RATINGS INFORMATION. A Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Sub-Advisor to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if the Sub-Advisor determines that retaining such security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, the sale of a downgraded security may result in a loss.

Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in APPENDIX A to this SAI. The Fund may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. To the extent that the ratings given by an NRSRO may change as a result of changes in such organizations or their rating systems, the Sub-Advisor will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.

RISKS. Investment in convertible securities generally entails less risk than an investment in the issuer's common stock. The price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

3. WARRANTS AND RIGHTS

GENERAL. The Fund may invest in warrants and rights. Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price of the warrant usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. A stock right is an option given to a shareholder to buy additional shares at a predetermined price during a specified time.

RISKS. Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for the resale of the warrants and rights, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.

4. DEPOSITARY RECEIPTS

GENERAL. The Fund may invest in depositary receipts. A depositary receipt is a receipt for shares of a foreign-based company that entitles the holder to distributions on the underlying security. Depositary receipts include sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other similar global instruments. ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets. EDRs (sometimes called Continental Depositary Receipts) are receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs, and are designed for use in European securities markets.

RISKS. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs of a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

5. NON-PUBLICLY TRADED SECURITIES AND PRIVATE PLACEMENTS

The Fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities and limited partnerships. Investing in unregistered or unlisted securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund, or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expense of registration. Investments by the Fund in non-publicly traded securities and private placements may be limited to the Fund's prohibition on investing more than 15% of its net assets in illiquid securities.

6. DISTRESSED INVESTMENTS

The Fund may invest in securities of companies that are in financial distress (i.e. involved in bankruptcy or reorganization proceedings). These securities may include, among other things, senior or subordinated fixed income securities, common stock, preferred stock, warrants and other kinds of indebtedness. There can be no assurance that the Fund will correctly evaluate all the factors that could affect the outcome of an investment in these types of securities. Financially distressed securities involve considerable risk that can result in substantial or even total loss on the Fund's investment. It is often difficult to obtain information as to the true condition of financially distressed securities. These securities are often subject to litigation among the participants in the bankruptcy or reorganization proceedings. Such investments may also be adversely affected by federal and state laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and a bankruptcy court's power to disallow, reduce, subordinate or disenfranchise particular claims. These and other factors contribute to above-average price volatility and abrupt and erratic movements of the market prices of these securities. In addition, the spread between the bid and asked prices of such securities may be greater than normally expected and it may take a number of years for the market price of such securities to reflect their intrinsic value.

Securities of financially troubled companies require active monitoring and may, at times, require participation in bankruptcy or reorganization proceedings by Horizon. To the extent that Horizon becomes involved in such proceedings, Horizon may have a more active participation in the affairs of the issuer than that assumed generally by a shareholder, and such participation may generate higher legal fees and other transaction costs relating to the investment than would normally be the case.

In bankruptcy and other forms of corporate reorganization, there exists the risk that the reorganization will: (1) be unsuccessful (due to, for example, failure to obtain the necessary approvals); (2) be delayed (for example, until various liabilities, actual or contingent, have been satisfied); or (3) result in a distribution of cash or a new security the value of which will be less than the purchase price of the security in respect to which such distribution was made.

B. FOREIGN SECURITIES

The Fund may invest in foreign securities. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability;
(2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and (4) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of the Fund's assets. The Fund may invest in non-US dollar denominated securities including debt obligations denominated in foreign or composite currencies (such as the European Currency Unit) issued by (1) foreign national, provincial, or state governments or their political subdivisions;
(2) international organizations designated or supported by governmental entities (e.g., the World Bank and the European Community); (3) non-dollar securities issued by the U.S. Government; and (4) foreign corporations.

In addition, interest and dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to you. Some foreign brokerage commissions and custody fees are higher than those in the United States ("U.S."). Foreign accounting, auditing and financial reporting standards differ from those in the U.S. and therefore, less information may be available about foreign companies than is available about issuers of comparable U.S. companies. Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities.

Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies and the Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after the Fund's income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

C. FIXED INCOME SECURITIES

1. U.S. GOVERNMENT SECURITIES. The Fund may invest in U.S. Government Securities. U.S. Government Securities include securities issued by the U.S. Treasury and by U.S. Government agencies and instrumentalities. U.S. Government Securities may be supported by the full faith and credit of the United States (such as mortgage-backed securities and certificates of the Government National Mortgage Association and securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (for example, Federal Home Loan Bank securities); by the discretionary authority of the U.S. Treasury to lend to the issuer (for example, Fannie Mae (formerly the Federal National Mortgage Association) securities); or solely by the creditworthiness of the issuer (for example, Federal Home Loan Mortgage Corporation securities).

Holders of U.S. Government Securities not backed by the full faith and credit of the United States must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. No assurance can be given that the U.S. Government would provide support if it were not obligated to do so by law. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

2. CORPORATE DEBT OBLIGATIONS. The Fund may invest in corporate debt obligations. Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments. These instruments are used by companies to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than 9 months. The Fund may also invest in corporate fixed income securities registered and sold in the U.S. by foreign issuers (Yankee bonds) and those sold outside the U.S. by foreign or U.S. issuers (Eurobonds).

3. NON-INVESTMENT GRADE SECURITIES. The Fund may invest in non-investment grade securities. Non-investment grade securities (commonly called "high yield bonds") often are considered to be speculative and involve greater risk of default or price change due to changes in the issuer's creditworthiness or changes in economic conditions. The market prices of these securities will fluctuate over time, may sometimes fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. The market for lower quality securities may be less liquid than the market for securities of higher quality. Furthermore, the liquidity of lower quality securities may be affected by the market's perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher quality securities, and it also may be more difficult during certain adverse market conditions to sell lower quality securities at their fair value to meet redemption requests or to respond to changes in the market.

INTEREST RATE AND ECONOMIC RISK. As with all debt securities, the market prices of high yield securities tend to decrease when interest rates rise and increase when interest rates fall. The prices of high yield securities also will fluctuate greatly during periods of economic uncertainty and changes resulting in changes in the Fund's net asset value. During these periods, some highly leveraged high yield securities issuers may experience a higher incidence of default due to their inability to meet principal and interest payments, projected business goals or to obtain additional financing. In addition, the Fund may need to replace or sell a junk bond that it owns at unfavorable prices or returns. Accordingly, those high yield securities held by the Fund may affect its net asset value and performance adversely during such times.

In a declining interest rate market, if an issuer of a high-yield security containing a redemption or call provision exercises either provision, the Fund would have to replace the security, which could result in a decreased return for shareholders. Conversely, if the Fund experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit. While it is impossible to protect entirely against this risk, diversification of the Fund's investment portfolio and the Sub-Advisor's careful analysis of prospective investment portfolio securities should minimize the impact of a decrease in value of a particular security or group of securities in the Fund's investment portfolio.

SECURITIES RATINGS AND CREDIT RISK. Securities ratings are based largely on the issuer's historical financial information and the rating agencies' investment analysis at the time of rating. Credit ratings usually evaluate the safety of principal and interest payment of debt securities, such as high yield securities, but may not reflect the true risks of an investment in such securities. A reduction in an issuer's credit rating may cause that issuer's high yield securities to decrease in market value. Also, credit rating agencies may fail to change the credit ratings to reflect subsequent events. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate.

The Sub-Advisor continually monitors the investments in its respective investment portfolio and carefully evaluates whether to dispose of or retain high yield securities whose credit ratings have changed. The Sub-Advisor primarily relies on its own credit analysis, including a study of existing debt, capital structure, ability to service debt and pay dividends, sensitivity to economic conditions and other factors in its determination.

LIQUIDITY RISK AND VALUATION. The market for high yield securities tends to be less active and primarily dominated by institutional investors compared to the market for high-quality debt securities. During periods of economic uncertainty or adverse economic changes, the market may be further restricted. Under these conditions, the Fund may have to dispose of its high yield securities at unfavorable prices or below fair market value. In addition, during such times, reliable objective information may be limited or unavailable and negative publicity may adversely affect the public's perception of the junk bond market. The Board, the Advisor, or the Sub-Advisor may have difficulty assessing the value of high yield securities during these times. Consequently, any of these factors may reduce the market value of high yield securities held by the Fund.

4. OTHER FIXED INCOME SECURITIES. The Fund many invest in short-term money market instruments issued in the United States or abroad, denominated in U.S. dollars or any foreign currency. Short-term money market instruments include repurchase agreements, short-term fixed or variable rate certificates of deposit, time deposits with a maturity no greater than 180 days, bankers' acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody's or in similar other money market securities. Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft, which has been drawn by a customer, and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and time deposits generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties that could reduce the Fund's performance.

The Fund may also invest in other high quality fixed income securities denominated in U.S. dollars, any foreign currency or in a multi-national currency unit (e.g. the European Currency Unit).

5. ADDITIONAL RISKS OF FIXED INCOME SECURITIES.

GENERAL. The market value of the interest-bearing fixed income securities held by the Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All fixed income securities, including U.S. Government Securities, can change in value when there is a change in interest rates. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of that issuer's fixed income securities. As a result, an investment in the Fund is subject to risk even if all fixed income securities in the Fund's investment portfolio are paid in full at maturity. In addition, certain fixed income securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security's maturity.

Yields on fixed income securities are dependent on a variety of factors, including the general conditions of the fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Under normal conditions, fixed income securities with longer maturities tend to offer higher yields and are generally subject to greater price movements than obligations with shorter maturities.

The issuers of fixed income securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its fixed income securities. Bankruptcy, litigation or other conditions may impair an issuer's ability to pay, when due, the principal of and interest on its fixed income securities.

CREDIT. The Fund's investment in fixed income securities is subject to the credit risk relating to the financial condition of the issuers of the securities that the Fund holds. The Fund may invest in high yield securities that provide poor protection for payment of principal and interest but may have greater potential for interest income and capital appreciation than do higher quality securities. These securities also have greater risk of default or price changes due to changes in the issuers' creditworthiness than do higher quality securities. The market for these securities may be thinner and less active than that for higher quality securities, which may affect the price at which the lower rated securities can be sold. In addition, the market prices of these securities may fluctuate more than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty or rising interest rates. Under such conditions, a Fund may have to use subjective rather than objective criteria to value its high yield/high risk securities investments accurately.

The Sub-Advisor may use NRSRO ratings to determine whether to purchase, sell or hold a security. Ratings are not, however, absolute standards of quality. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Consequently, similar securities with the same rating may have different market prices. In addition, rating agencies may fail to make timely changes in credit ratings and the issuer's current financial condition may be better or worse than a rating indicates.

The Fund may retain a security that ceases to be rated or whose rating has been lowered below the Fund's lowest permissible rating category if the Sub-Advisor determines that retaining the security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss. The Fund's investment in fixed income securities is subject to the credit risk relating to the financial condition of the issuers of the securities that the Fund holds.

Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in APPENDIX A to this SAI. The Sub-Advisor may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by the Fund, the Sub-Advisor will determine whether the Fund should continue to hold the obligation. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.

FOREIGN SECURITIES RISKS. To the extent that the Fund invests in fixed income securities of companies located outside the United States, see the risks related to foreign securities set forth in the section entitled "Investment Policies and Risks - Equity Securities - Foreign Securities" above.

D. ILLIQUID AND RESTRICTED SECURITIES

GENERAL. The Fund may invest in illiquid and restricted securities. The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities may include:
(1) repurchase agreements not entitling the holder to payment of principal within seven days; (2) purchased over-the-counter options; and (3) securities which are not readily marketable.

Restricted securities, except as otherwise determined by the Sub-Advisor, are securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act.

RISKS. Certain risks are associated with holding illiquid and restricted securities. Limitations on resale may have an adverse effect on the marketability of a security and the Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay. The Fund might not be able to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Sub-Advisor to be liquid, can become illiquid.

DETERMINATION OF LIQUIDITY. The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Advisor, pursuant to guidelines approved by the Board. The Advisor oversees the Sub-Advisor in determining and monitoring the liquidity of the portfolio securities and reports periodically on its decisions to the Board. The Sub-Advisor, subject to the Advisor's supervision, takes into account a number of factors in reaching liquidity decisions, including but not limited to:
(1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Sub-Advisor may determine that the securities are liquid.

E. OPTIONS AND FUTURES

GENERAL. The Fund may purchase or write put and call options: (1) for investment purposes to enhance the Fund's performance; or (2) to hedge against a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase or in order to offset the effects of general stock market movements.

Specifically, the Fund may purchase or write options on securities in which it may invest or on market indices based in whole or in part on such securities. Options purchased or written by the Fund may be traded on an exchange or over-the-counter.

Options are considered to be derivatives. Use of these instruments is subject to regulation by the SEC, the options and futures exchanges on which futures and options are traded or by the CFTC. No assurance can be given that any hedging or income strategy will achieve its intended result.

If the Fund will be financially exposed to another party due to its investments in options, the Fund will maintain either: (1) offsetting ("covered") positions; or (2) cash, receivables and liquid debt securities with a value sufficient at all times to cover its potential obligations. Offsetting covered positions may include holding the underlying securities or holding other offsetting liquid securities believed likely to substantially replicate the movement of the option investment. Offsetting covered positions also may include an offsetting option. The Fund will comply with SEC guidelines with respect to coverage of these strategies and, if the guidelines require, will set aside cash, liquid securities and other permissible assets ("Segregated Assets"). Segregated Assets cannot be sold or closed out while the hedging strategy is outstanding, unless the Segregated Assets are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

The Trust, on behalf of the Fund, has filed a notice with the National Futures Association claiming exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "Act") and therefore the Fund is not subject to registration or regulation as a pool operator under the Act.

OPTIONS ON SECURITIES. A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security (or index) underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy, upon exercise of the option, the underlying security (or a cash amount equal to the value of the index) at the exercise price. The amount of a premium received or paid for an option is based upon certain factors including the market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period and interest rates.

OPTIONS ON INDICES. An index assigns relative values to the securities included in the index, and the index fluctuates with changes in the market values of the securities included in the index. Index cash options operate in the same way as the more traditional options on securities except that index options are settled exclusively in cash and do not involve delivery of securities. An index cash option involves the delivery of cash equal to the difference between the exercise price and the closing price of the index.

RISKS. There are certain investment risks associated with options transactions. These risks include: (1) dependence on the Sub-Advisor's ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlation between movements in the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which the Fund invests; and (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder the Fund's ability to limit exposures by closing its positions.

Other risks include the inability of the Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price, and the possible loss of the entire premium paid for options purchased by the Fund. There is no assurance that a counterparty in an over-the-counter option transaction will be able to perform its obligations.

FUTURES CONTRACTS. The Fund may buy and sell stock index futures contracts traded on domestic stock exchanges to hedge the value of its portfolio against changes in market conditions. A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to a specified dollar amount, times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. Although stock index futures contracts call for the actual taking or delivery of cash, in most cases the Fund expects to liquidate its stock index futures positions through offsetting transactions, which may result in a gain or a loss, before cash settlement is required.

The Fund will incur brokerage fees when it purchases and sells stock index futures contracts, and at the time the Fund purchases or sells a stock index futures contract, it must make a good faith deposit known as the "initial margin." Thereafter, the Fund may need to make subsequent deposits, known as "variation margin," to reflect changes in the level of the stock index. The Fund may buy or sell a stock index futures contract so long as the sum of the amount of margin deposits on open positions with respect to all stock index futures contracts does not exceed 5% of the Fund's net assets.

To the extent the Fund enters into a stock index futures contract, it will segregate assets with its custodian bank (to the extent required by the rules of the SEC) to cover its obligations. Such assets may consist of cash, cash equivalents or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contract and the aggregate value of the initial and variation margin payments.

RISKS ASSOCIATED WITH FUTURES. Although the Fund may purchase and sell stock index futures contracts to hedge against declines in market value of its portfolio securities, the use of these instruments involves certain risks. Although stock index futures contracts may be useful in hedging against adverse changes in the value of the Fund's investment securities, they are derivative instruments that are subject to a number of risks. During certain market conditions, purchases and sales of stock index futures contracts may not completely offset a decline or rise in the value of the Fund's investments. In the futures markets, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions and/or daily price fluctuations. Changes in the market value of the Fund's investment securities may differ substantially from the changes anticipated by the Fund when it established its hedged positions, and unanticipated price movements in a futures contract may result in a loss substantially greater than the Fund's initial investment in such a contract.

Successful use of futures contracts depends upon Horizon's ability to predict correctly movements in the securities markets generally or of a particular segment of a securities market. No assurance can be given that Horizon's judgment in this respect will be correct.

The Commodity Futures Trading Commission ("CFTC") and the various exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position that any person may hold or control in a particular futures contract. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose sanctions or restrictions. These trading and positions limits will not have an adverse impact on the Fund's strategies for hedging its securities.

SWAPS. The Fund may engage in swaps, including, but not limited to, interest rate, currency and equity swaps, and the purchase or sale of related caps, floors, collars and other derivative instruments. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio's duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. Currency swaps involve the exchange of cash flows on a notional amount based on changes in the values of referenced currencies.

The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If Horizon is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities or other underlying assets or principal, and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. Under Internal Revenue Service rules, any lump sum payment received or due under the notional principal contract must be amortized over the life of the contract using the appropriate methodology prescribed by the Internal Revenue Service.

Equity swaps or other swaps relating to securities or other instruments are based on changes in the value of the underlying securities or instruments. For example, an equity swap might involve an exchange of the value of a particular security or securities index in a certain notional amount for the value of another security or index or for the value of interest on that notional amount at a specified fixed or variable rate. The Fund will only enter into an equity swap contract on a net basis, i.e., the two parties' obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of the payments. Payments under an equity swap contract may be made at the conclusion of the contract or periodically during its term.

If there is a default by the counterparty to a swap contract, the Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that a swap contract counterparty will be able to meet its obligations pursuant to the swap contract or that, in the event of a default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to a swap contract. However, the amount at risk is only the net unrealized gain, if any, on the swap, not the entire notional amount. Horizon will closely monitor, subject to the oversight of the Adviser and the Board, the creditworthiness of swap counterparties in order to minimize the risk of swaps.

The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap contract will be accrued on a daily basis and an amount of segregated assets having an aggregate market value at least equal to the accrued excess will be segregated in accordance with SEC positions. To the extent that the Fund cannot dispose of a swap in the ordinary course of business within seven days at approximately the value at which the Fund has valued the swap, the Fund will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Fund's net assets.

F. OPEN-END AND CLOSED-END INVESTMENT COMPANIES

GENERAL. The Fund may invest in shares of registered and unregistered open-end and closed-end investment companies consistent with its investment objectives and strategies. The Fund may invest in money market mutual funds, pending investment of cash balances. The Fund will limit its investment in the securities of other open-end and closed-end investment companies to the extent permitted by the 1940 Act.

RISKS. The Fund, as a shareholder of another investment company, will bear its pro-rata portion of the other investment company's advisory fee and other expenses, in addition to its own expenses and will be exposed to the investment risks associated with the other investment company. To the extent that the Fund invests in closed-end companies that invest primarily in the common stock of companies located outside the United States, see the risks related to foreign securities set forth in the section entitled "Investment Policies and Risks - Equity Securities - Foreign Securities Risks" above.

EXCHANGE-TRADED INDEX SECURITIES. Subject to the limitations on investment in investment company securities and its own investment objectives, the Fund may invest in exchange-traded index securities that are currently operational and that may be developed in the future. Exchange-traded index securities generally trade on the American Stock Exchange or New York Stock Exchange and are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of the investment. These securities generally bear certain operational expenses. To the extent the Fund invests in these securities, the Fund must bear these expenses in addition to the expenses of its own operation.

G. FOREIGN CURRENCIES TRANSACTIONS

GENERAL. Investments in foreign companies will usually involve currencies of foreign countries. The Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs. The Fund may conduct foreign currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign exchange market or by entering into a forward foreign currency contract. A forward currency contract ("forward contract") involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are considered "derivatives" - financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities). The Fund enters into forward contracts in order to "lock in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. In addition, the Fund may enter into forward contracts to hedge against risks arising from securities the Fund owns or anticipates purchasing, or the U.S. dollar value of interest and dividends paid on those securities. The Fund does not intend to enter into forward contracts on a regular or continuing basis and the Fund will not enter these contracts for speculative purposes. The Fund will not have more than 25% of its total assets committed to forward contracts, or maintain a net exposure to forward contracts that would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's investment securities or other assets denominated in that currency. At or before settlement of a forward currency contract, the Fund may either deliver the currency or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract. If the Fund makes delivery of the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency through the conversion of assets of the Fund into the currency. The Fund may close out a forward contract obligating it to purchase currency by selling an offsetting contract, in which case, it will realize a gain or a loss.

RISKS. Foreign currency transactions involve certain costs and risks. The Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if the Sub-Advisor is inaccurate in its prediction of currency movements. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency. The use of forward contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies. There is also the risk that the other party to the transaction may fail to deliver currency when due which may result in a loss to the Fund.

H. BORROWING

The Fund may borrow money from a bank in amounts up to 33 1/3% of total assets at the time of borrowing. The Fund may borrow money from a bank as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. Entering into reverse repurchase agreements and purchasing securities on a when-issued, delayed delivery or forward delivery basis are not subject to these limitations. A reverse repurchase agreement is a transaction in which the Fund sells securities to a bank or securities dealer and simultaneously commits to repurchase the securities from the bank or dealer at an agreed upon date and at a price reflecting a market rate of interest unrelated to the sold securities. An investment of the Fund's assets in reverse repurchase agreements will increase the volatility of the Fund's NAV. A counterparty to a reverse repurchase agreement must be a primary dealer that reports to the Federal Reserve Bank of New York or one of the largest 100 commercial banks in the United States.

I. SECURITIES LENDING AND REPURCHASE AGREEMENTS

The Fund may lend portfolio securities in an amount up to 33 1/3 % of its total assets to brokers, dealers and other financial institutions. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. The Fund may share the interest it receives on the collateral securities with the borrower. The terms of the Fund's loans permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter. Loans are subject to termination at the option of the Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated. The Fund may pay fees to arrange for securities loans.

When loaning portfolio securities, the Fund will initially require the borrower to provide the Fund with collateral in an amount at least equal to 102% of the current market value of the loaned securities with respect to U.S. securities and 105% of the current market value of the loaned securities with respect to foreign securities. Thereafter, collateral will be maintained in an amount at least equal to 100% of the current market value of the loaned securities. Collateral will consist of U.S. and non-U.S. securities, cash equivalents or irrevocable letters of credit.

The Fund may enter into repurchase agreements which are transactions in which the Fund purchases a security and simultaneously agrees to resell that security to the seller at an agreed upon price on an agreed upon future date, normally, one to seven days later. If the Fund enters into a repurchase agreement, it will maintain possession of the purchased securities and any underlying collateral. Repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily. The Fund will limit the value of its repurchase agreements in accordance with Subchapter M of the Internal Revenue Code.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve sales of portfolio securities of the Fund to member banks of the Federal Reserve System or securities dealers believed creditworthy, concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price which is generally equal to the original sales price plus interest. The Fund retains record ownership and the right to receive interest and principal payments on the portfolio securities involved. In connection with each reverse repurchase transaction, the Fund will direct its custodian bank to place cash, US government securities, equity securities and/or investment and non-investment grade debt securities in a segregated account of the Fund in an amount equal to the repurchase price. Such assets will be liquid, unencumbered and marked-to-market daily and will be maintained in accordance with pertinent positions of the SEC.

Securities loans, repurchase agreements and reverse repurchase agreements must be continuously collateralized and the collateral must have market value at least equal to the value of the Fund's loaned securities, plus accrued interest or, in the case of repurchase agreements, equal to the repurchase price of the securities, plus accrued interest.

J. WHEN-ISSUED SECURITIES

The Fund may purchase securities offered on a "when-issued" basis (including a delayed delivery basis). Securities purchased on a "when-issued" basis are securities not available for immediate delivery despite the fact that a market exists for those securities. A purchase is made on a "delayed delivery" basis when the transaction is structured to occur some time in the future.

When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its NAV.

K. TEMPORARY DEFENSIVE POSITION

The Fund may assume a temporary defensive position and may invest without limit in high quality, short-term debt instruments or other defensive investments. The instruments in which the Fund may invest include short-term U.S. Government Securities, commercial paper, bankers' acceptances, certificates of deposit, interest-bearing savings deposits of commercial banks, repurchase agreements concerning securities in which the Fund may invest and money market mutual funds.

L. CORE AND GATEWAY(R)

The Fund may seek to achieve its investment objective by converting to a Core and Gateway structure. A Fund operating under a Core and Gateway structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies. The Board will not authorize conversion to a Core and Gateway structure if it would materially increase costs to the Fund's shareholders. The Board will not convert the Fund to a Core and Gateway structure without notice to the shareholders.

2. INVESTMENT LIMITATIONS

For purposes of all investment policies of the Fund: (1) the term "1940 Act" includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely; and (2) the term "Code" includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A fundamental policy of the Fund cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of that Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. A nonfundamental policy of the Fund may be changed by the Board without shareholder approval.

A. FUNDAMENTAL LIMITATIONS

The Fund has adopted the following investment limitations that cannot be changed by the Board without shareholder approval.

1. SENIOR SECURITIES

The Fund may not issue senior securities, except to the extent permitted by the 1940 Act, the rules, regulations or interpretations thereunder and any applicable exemptive relief.

2. BORROWING

The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules, regulations or interpretations thereunder and any applicable exemptive relief.

3. UNDERWRITING

The Fund may not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of portfolio securities.

4. CONCENTRATION

The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

5. REAL ESTATE

The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other ionstruments; however, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

6. COMMODITIES

The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

7. LOANS

The Fund may not make loans to other parties, except as permitted under the 1940 Act, the rules, regulations and interpretations thereunder and any applicable exemptive relief. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

8. POOLED FUNDS

The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of their assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the Fund.

B. NON-FUNDAMENTAL LIMITATIONS

The Fund has adopted the following investment limitation that may be changed by the Board without shareholder approval.

1. ILLIQUID SECURITIES

The Fund may not invest more than 15% of its net assets in illiquid assets such as: (1) securities that cannot be disposed of within seven days at their then-current value and (2) repurchase agreements not entitling the holder to payment of principal within seven days. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.

2. INDUSTRY CLASSIFICATION

In applying the Fund's fundamental policy concerning industry concentration described above, it is a matter of non-fundamental policy that investments in certain broader categories of companies will not be considered to be investments in the same industry, for example: technology companies will be divided according to their products and services so that hardware, software, information services and outsourcing, and telecommunications will each be considered separate industries; financial service companies will be classified according to the end users of their services so that automobile finance, bank finance and diversified finance will each be considered separate industries; asset-backed securities will be classified according to the underlying assets securing such securities; and utility companies will be divided according to their services so that gas, gas transmission, electric and telephone will each be considered separate industries.

3. MANAGEMENT

A. TRUSTEES AND OFFICERS OF THE TRUST

The Board is responsible for oversight of the management of the Trust's business affairs and of the exercise of all the Trust's powers except those reserved for shareholders. The following tables give information about each Board member and certain officers of the Trust. The fund complex includes the Trust and Monarch Funds, another investment company (collectively, the "Fund Complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. The Trustees and officers listed below also serve in the capacities noted below for Monarch Funds with the exception of Mr. Collier and Ms. Bakke who do not serve as officers of Monarch Funds. Mr. Keffer is considered an Interested Trustee due to his affiliation with a Trust advisor and the Trust's distributor within the past two years. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Two Portland Square, Portland, ME 04101, unless otherwise indicated. Each Trustee oversees thirty-one portfolios in the Fund Complex. Each Independent Trustee is also an Independent Trustee of Monarch Funds, a registered investment company within the Fund Complex. John Y. Keffer is also an Interested Trustee/Director of Wintergreen Fund, Inc. and Monarch Funds.

                               POSITION        TERM OF OFFICE AND           PRINCIPAL OCCUPATION(S)
                               WITH THE              LENGTH                         DURING
NAME AND BIRTH DATE              TRUST           OF TIME SERVED                  PAST 5 YEARS
-------------------       -------------------- -------------------  ---------------------------------------
INDEPENDENT TRUSTEES

J. Michael Parish         Chairman of the      Trustee since 1989   Retired; Partner, Wolf, Block, Schorr
Year Born: 1943           Board; Trustee;      Chairman of the      and Solis-Cohen LLP (law firm) 2002 -
                          Chairman,            Board since 2004     2003; Partner, Thelen Reid & Priest LLP
                          Compliance                                (law firm) from 1995 - 2002.
                          Committee,
                          Nominating
                          Committee and
                          Qualified Legal
                          Compliance Committee

Costas Azariadis          Trustee              Trustee since 1989   Professor of Economics, Washington
Year Born: 1943           Chairman, Valuation                       University (effective 2006); Professor
                          Committee                                 of Economics, University of
                                                                    California-Los Angeles 1992 - 2006.

James C. Cheng            Trustee; Chairman,   Trustee since 1989   President, Technology Marketing
Year Born: 1942           Audit Committee                           Associates (marketing company for
                                                                    small- and medium-sized businesses in
                                                                    New England).
INTERESTED TRUSTEE

John Y. Keffer            Trustee              Trustee since 1989   President, Forum Foundation (a
Year Born: 1942           Chairman, Contracts                       charitable organization) since 2005;
                          Committee                                 President, Forum Trust, LLC (a
                                                                    non-depository trust company) since
                                                                    1997; President, Citigroup Fund
                                                                    Services, LLC (Citigroup) 1999 - 2005;
                                                                    President, Forum Financial Group, LLC
                                                                    ("Forum"), (a fund services company
                                                                    acquired by Citibank, N.A. in 2003).
OFFICERS

Simon D. Collier          President;           Since 2005           Managing Partner, Foreside Financial
Year Born: 1961           Principal Executive                       Group, LLC since April 2005; President,
                          Officer                                   Foreside Services, Inc. (a staffing
                                                                    services firm) since January 2007;
                                                                    Chief Operating Officer and Managing
                                                                    Director, Global Fund Services,
                                                                    Citigroup 2003 - 2005; Managing
                                                                    Director, Global Securities Services
                                                                    for Investors, Citibank, N.A. 1999 -
                                                                    2003.

Trudance L. Bakke         Principal Financial  Since 2005           Director, Foreside Financial Group, LLC
Year Born: 1971           Officer and          (Principal           since 2006; Product Manager, Citigroup
                          Treasurer            Financial Officer    2003 - 2006; Senior Manager of
                                               since 2006)          Corporate Finance, Forum 1999 - 2003.

Beth P. Hanson            Vice President;      Since 2003           Relationship Manager, Citigroup since
Year Born: 1966           Assistant Secretary                       2003; Relationship Manager, Forum 1999
                                                                    - 2003.

Sara M. Morris            Vice President       Since 2004           Director and Relationship Manager,
Year Born: 1963                                                     Citigroup since 2004; Chief Financial
                                                                    Officer, The VIA Group, LLC (a
                                                                    strategic marketing company) 2000 -
                                                                    2003.

David M. Whitaker         Secretary            Since 2004           Product Manager, Citigroup since 2004;
Year Born: 1971                                                     Assistant Counsel, PFPC, Inc. (a fund
                                                                    services company) 2000 - 2004.

B. TRUSTEE OWNERSHIP IN FAMILY OF INVESTMENT COMPANIES

                                                   AGGREGATE DOLLAR RANGE OF
                                                 OWNERSHIP AS OF DECEMBER 31,
                                                    2006 IN ALL REGISTERED
                     DOLLAR RANGE OF BENEFICIAL  INVESTMENT COMPANIES OVERSEEN
                      OWNERSHIP IN THE FUND AS      BY TRUSTEE IN FAMILY OF
TRUSTEES                OF DECEMBER 31, 2006         INVESTMENT COMPANIES.
--------             --------------------------  -----------------------------
INTERESTED TRUSTEES

John Y. Keffer                  None                         None

INDEPENDENT TRUSTEES

Costas Azariadis                None                         None
James C. Cheng                  None                         None
J. Michael Parish               None                   $50,001-$100,000

C. OWNERSHIP OF SECURITIES OF THE ADVISOR AND RELATED COMPANIES

As of December 31, 2006, no Independent Trustee or any of his immediate family members owned, beneficially or of record, securities of any Trust investment advisor, sub-advisor, its principal underwriter, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with any Trust investment advisor or principal underwriter.

D. INFORMATION CONCERNING TRUST COMMITTEES

1. AUDIT COMMITTEE

The Trust's Audit Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Independent Trustees. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is directly responsible for the appointment, termination, compensation and oversight of work of the independent registered public accountants to the Trust. In so doing, the Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust's internal accounting procedures and controls.

2. NOMINATING COMMITTEE

The Trust's Nominating Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, and Parish, constituting all of the Independent Trustees. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all Trustees and committee members, and presenting these nominations to the Board. The Nominating Committee will not consider any nominees for Trustee recommended by security holders.

3. VALUATION COMMITTEE

The Trust's Valuation Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, Keffer, Parish and certain officers of the Trust. Pursuant to a charter adopted by the Board, the Valuation Committee reviews and provides advice regarding the Trust's policies and procedures for determining NAV of the Trust's series. The Valuation Committee also produces fair value determinations for securities maintained in the portfolios of the Trust's series consistent with valuation procedures approved by the Board.

4. QUALIFIED LEGAL COMPLIANCE COMMITTEE

The Qualified Legal Compliance Committee (the "QLCC'), which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Independent Trustees. The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable Federal and state law or the breach of fiduciary duties under applicable Federal and state law by the Trust or an employee or agent of the Trust.

5. CONTRACTS COMMITTEE

The Contracts Committee, which meets when necessary, consists of all of the Trustees. The Contracts Committee reviews the Trust's service provider contracts and fees in connection with their periodic approval.

6. COMPLIANCE COMMITTEE

The Compliance Committee, which meets when necessary, consists of all of the Trustees and the Trust's Chief Compliance Officer ("CCO"). The Compliance Committee oversees the Trust's CCO and any compliance matters that arise and relate to the Trust.

E. COMPENSATION OF TRUSTEES AND OFFICERS

Each Trustee is paid an annual retainer fee of $12,000 for service to the Trust ($15,000 for the Chairman). In addition, each Trustee will be paid a fee of $1,500 for each regular Board meeting attended ($2,250 for the Chairman), $500 ($750 for the Chairman) for each short special Board meeting attended and $1,500 ($2,250 for the Chairman) for each major special Board meeting attended whether the regular or special Board meetings are attended in person or by electronic communication. In addition, a $3,000 annual stipend will be paid to each Trustee that serves as Chairman of one or more Board Committees. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. No officer of the Trust is compensated by the Trust but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following table sets forth the estimated fees to be paid to each Trustee by the Fund and the Fund Complex for the fiscal year ending April 30, 2008.

                                    COMPENSATION FROM TOTAL COMPENSATION
                                     LIBERTY STREET     FROM TRUST AND
TRUSTEE                               HORIZON FUND       FUND COMPLEX
-------                             ----------------- ------------------
Costas Azariadis                         $2,366            $25,000
James C. Cheng                           $2,366            $25,000
J. Michael Parish                        $3,165            $33,250
John Y. Keffer                           $2,366            $25,000

F. INVESTMENT ADVISORS

1. SERVICES OF ADVISOR AND SUB-ADVISOR

The Advisor serves as investment advisor to the Fund pursuant to an investment advisory agreement with the Trust (an "Advisory Agreement"). Under the Advisory Agreement, the Advisor furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the Fund's investments and effecting portfolio transactions for the Fund.

Horizon Asset Management, Inc. ("Horizon") is the Sub-Advisor for the Fund. Subject to the oversight of the Board and the Advisor, the Sub-Advisor makes decisions regarding the investment and reinvestment of the Fund's assets.

2. OWNERSHIP OF ADVISOR AND SUB-ADVISOR

The Advisor is a corporation operating under the laws of New York. The Advisor is privately owned with the controlling interest held by Raymond A. Hill III, James T. Celico and Timothy Reick.

The Sub-Advisor is a corporation operating under the laws of New York. The Sub-Advisor is independent and privately owned with the controlling interest held by active employees, namely Steven M. Bregman, Peter B. Doyle, Thomas C. Ewing, John Meditz, and Murray Stahl.

3. INFORMATION REGARDING PORTFOLIO MANAGERS

The following information regarding Steven M. Bregman and Murray Stahl, the lead portfolio managers of the Fund, has been provided by the Sub-Advisor.

OTHER ACCOUNTS UNDER MANAGEMENT. As of December 31, 2006, Mr. Bregman and
Mr. Stahl jointly serviced no other registered investment companies, five other pooled vehicles with combined assets of approximately $3.6 billion, and 34 other accounts with combined assets of $805,737,170. The advisory fee for one of the pooled vehicles that Mr. Bregman and Mr. Stahl jointly serviced, with assets of $29 million, is performance based. In addition, as of December 31, 2006, Mr. Stahl serviced seven other registered investment companies with combined assets of approximately $6.4 billion.

CONFLICTS OF INTEREST FOR PORTFOLIO MANAGERS. Horizon's portfolio managers are responsible for managing the Fund, as well as other accounts, including separate accounts and other pooled investment vehicles. The portfolio managers may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement than the Fund or that may have a performance fee arrangement. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, it is possible that due to varying investment restrictions among accounts that certain investments could be made for some accounts and not others or conflicting investment positions could be taken among accounts and for other reasons. Horizon has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. Horizon seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, Horizon has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

INFORMATION CONCERNING COMPENSATION OF PORTFOLIO MANAGERS. As of December 31, 2006, the portfolio managers are compensated with a cash percentage of the Sub-Advisor's profits, which is based on equity participation of the portfolio managers in the Sub-Advisor. The portfolio managers are also equity owners of Horizon, however, they are not entitled to any deferred benefits. The portfolio managers' compensation arrangements are not based on account performance.

PORTFOLIO MANAGER OWNERSHIP IN THE FUND. As of April 30, 2007, the Fund had not commenced operations and thus the lead portfolio managers did not own any shares of the Fund.

4. FEES

With respect to the Fund, the Advisor receives an annual advisory fee equal to 1.00% of the average daily net assets of the Fund. The Advisor's fee is calculated as a percentage of the Fund's average daily net assets. The fee, if not waived, is accrued daily by the Fund and is assessed to each class based on average net assets for the previous month. The Advisor's fee is paid monthly based on average net assets for the prior month. The Sub-Advisor's fee is calculated as a percentage of the Fund's average daily net assets but is paid by the Advisor and not the Fund.

The Fund is subject to a contractual fee waiver and expense reimbursement of 1.50% for A Shares, 2.00% for C Shares, and 1.25% for Institutional Shares, which will remain in place through August 31, 2008. The contractual fee waivers and expense reimbursements may be continued thereafter or may be changed or eliminated with the consent of the Board. The contractual fee waivers and expense reimbursement agreement also provides that the Advisor is entitled to reimbursement of fees it has waived or expenses it has reimbursed for a period of three years following such fee waivers and/or expense reimbursements, provided that the reimbursement by the Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as may then be in place for the Fund.

In addition to receiving its advisory fee from the Fund, the Advisor or Sub-Advisor may also act and be compensated as investment manager for its clients with respect to assets they invested in the Fund. If you have a separately managed account with the Advisor or Sub-Advisor with assets invested in the Fund, the Advisor or Sub-Advisor will credit an amount equal to all or a portion of the fees received by the Advisor or Sub-Advisor against any investment management fee received from you.

Advisory fee information is not provided because the Fund has not commenced operations prior to the date of this SAI.

5. OTHER PROVISIONS OF ADVISORY AGREEMENT

The Advisor is not affiliated with Citigroup or any company affiliated with Citigroup. The Advisory Agreement remains in effect for a period of two years from the date of its effectiveness and then the agreement must be approved annually. Subsequently, the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreements or interested persons of any such party (other than as Trustees of the Trust).

The Advisory Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a majority vote of the Board, or by the Advisor on 60 days' written notice to the Trust. The Advisory Agreement terminates immediately upon assignment.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment, mistake of law, or in any event whatsoever except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

G. DISTRIBUTOR

1. DISTRIBUTION SERVICES

The Distributor (also known as principal underwriter) of the shares of the Fund is located at Two Portland Square, 1st Floor, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the National Association of Securities Dealers, Inc. Mr. Collier is an affiliate of the Trust and the Distributor as he serves as an officer of each entity.

Under a Distribution Agreement with the Trust, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor, its affiliates and officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or the Fund.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial institutions (each a "Financial Institution," collectively, the "Financial Institutions") for distribution of shares of the Fund (see "purchases through Financial Institutions").

Pursuant to the Distribution Agreement, the Distributor receives, and may reallow to certain Financial Institutions, the sales charge paid by the purchasers of A Shares and C Shares.

2. DISTRIBUTION PLAN (A SHARES AND C SHARES)

The Trust has adopted a Rule 12b-1 plan under which the Fund is authorized to pay to the Distributor or any other entity approved by the board (collectively, "payees") as compensation for the distribution-related and/or shareholder services provided by such entities, an aggregate fee equal to 0.25% of the average daily net assets of A Shares of the Fund and an aggregate fee equal to 0.75% of the average daily net assets of C Shares of the Fund. The payees may pay any or all amounts received under the Rule 12b-1 plan to other persons for any distribution or service activity conducted on behalf of the Fund. The plan is a core component of the ongoing distribution of A Shares and C Shares.
Mr. Collier an officer of the Trust and a principal of the Distributor, has a direct financial interest in the operations of the plan due to his ownership interest in the Distributor.

The plan provides that payees may incur expenses for distribution and service activities including but are not limited to: (1) any sales, marketing and other activities primarily intended to result in the sale of the Fund's shares and
(2) providing services to holders of shares related to their investment in the Fund, including without limitation providing assistance in connection with responding to the Fund's shareholder inquiries regarding the Fund's investment objective, policies and other operational features, and inquiries regarding shareholder accounts. Expenses for such activities include compensation to employees, and expenses, including overhead and telephone and other communication expenses, of a Payee who engages in or supports the distribution of Fund shares, or who provides shareholder servicing such as responding to the Fund's shareholder inquiries regarding the Fund's operations; the incremental costs of printing (excluding typesetting) and distributing prospectuses, statements of additional information, annual reports and other periodic reports for use in connection with the offering or sale of the Fund's shares to any prospective investors; and the costs of preparing, printing and distributing sales literature and advertising materials used by the Distributor, Advisor or others in connection with the offering of the Fund's shares for sale to the public.

The plan requires the Payees to prepare and submit to the Board, at least quarterly, and the Board to review, written reports setting forth all amounts expended under the plan and identifying the activities for which those expenditures were made. The plan obligates the Fund to compensate a payee for services and not to reimburse it for expenses incurred.

The plan provides that it will remain in effect for one year from the date of its adoption and thereafter shall continue in effect provided it is approved at least annually by the shareholders or by the Board, including a majority of the Independent Trustees. The plan further provides that it may not be amended to materially increase the costs, which the Trust bears for distribution/shareholder servicing pursuant to the plan without approval by shareholders of all A Shares or C Shares and that other material amendments of the plan must be approved by the Independent Trustees. The plan may be terminated with the respect to the Fund's A Shares or C Shares at any time by the Board, by a majority of the Independent Trustees or by shareholders of the Fund's A Shares or C Shares.

Information regarding payment of distribution fees is not provided because the Fund has not commenced operations prior to the date of this SAI.

H. COMPLIANCE SERVICES

Under a Compliance Services Agreement (the "Compliance Agreement") with the Trust and subject to approval by the Board, Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Chief Compliance Officer ("CCO"), an Anti-Money Laundering Compliance Officer ("AMLCO") and Sarbanes-Oxley certifying officers ("Certifying Officers") to the Trust as well as certain additional compliance support functions ("Compliance Services").

For making available the CCO, AMLCO and Certifying Officers and for providing the Compliance Services under the Compliance Agreement, FCS receives a fee from the Fund of (i) $32,500 per year, and an (ii) annual fee of 0.01% of each Fund's average daily net assets, subject to an annual maximum of $20,000 per Fund. Pursuant to the Administration Agreement between the Trust and Administrator, the Administrator has agreed to pay FCS directly for the Compliance Services rendered to the Fund.

The Compliance Agreement with respect to the Fund continues in effect until terminated. The Compliance Agreement is terminable with or without cause and without penalty by the Board of the Trust or by FCS with respect to the Fund on 60 days' written notice to the other party. Notwithstanding the foregoing, the provisions of the Compliance Agreement related to CCO services, may be terminated at any time by the Board, effective upon written notice to the CCO, without the payment of any penalty.

Under the Compliance Agreement, FCS is not liable to the Trust or the Trust's shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement. Under the Compliance Agreement, FCS and certain related parties (such as officers of FCS or certain officers of the Distributor and persons who control FCS or the Distributor) are indemnified by the Trust against any and all claims and expenses related to FCS's actions or omissions, except for any act or omission resulting from FCS's willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement.

Information regarding payment of Compliance Services fees is not provided because the Fund has not commenced operations prior to the date of this SAI.

I. OTHER FUND SERVICE PROVIDERS

1. ADMINISTRATOR

As Administrator, pursuant to an administration agreement (the "Administration Agreement") with the Trust, the Administrator administers the Trust's operations with respect to the Fund except those that are the responsibility of any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board. The Administrator's responsibilities include, but are not limited to, (1) overseeing the performance of administrative and professional services rendered to the Trust by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Fund; (2) preparing for filing and filing certain regulatory filings (i.e. registration statements and semi-annual reports) subject to Trust counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of the Trust's tax returns, the preparation of financial statements and related reports to the Trust's shareholders, the SEC and state and other securities administrators; (4) provide the Trust with adequate general office space and facilities and provide persons suitable to the Board to serve as officers of the Trust; (5) assisting the Trust's investment advisors in monitoring Fund holdings for compliance with prospectus investment restrictions and assist in preparation of periodic compliance reports; and (6) with the oversight of the Trust's counsel and with the cooperation of the Advisors, the officers of the Trust and other relevant parties, preparing and disseminating materials for meetings of the Board.

For administration, fund accounting and transfer agency services, Citigroup receives 0.125% on the first $300 million in assets of the Fund; 0.10% on the next $300 million in assets of the Fund; 0.075% on the next $150 million in assets of the Fund; 0.05% on the Fund assets over $750 million, subject to a per month minimum of $9,500 ("Bundled Fee"). The fee is accrued daily by the Fund and is paid monthly based on average net assets for the previous month. The Administrator pays the Trust's financial obligations for Compliance Services performed under the Compliance Agreement with respect to the Fund.

The Administration Agreement with respect to the Fund continues in effect until terminated provided, however, that its continuance shall be specifically approved or ratified with respect to a Fund with such frequency and in such manner as required by applicable law. The Administration Agreement is terminable with or without cause and without penalty by the Trust or by the Administrator with respect to the Fund on 90 days' written notice to the Trust. The Administration Agreement is also terminable for cause by the non-breaching party on at least 30 days' written notice to the other party.

Under the Administration Agreement, the Administrator is not liable to the Trust or the Trust's shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Administration Agreement. Under the Administration Agreement, the Administrator and certain related parties (such as the Administrator's officers and persons who control the Administrator) are indemnified by the Trust against any and all claims and expenses related to the Administrator's actions or omissions that are consistent with the Administrator's contractual standard of care.

Administration fee information is not provided because the Fund has not commenced operations prior to the date of this SAI.

2. FUND ACCOUNTANT

As fund accountant, pursuant to an accounting agreement (the "Accounting Agreement") with the Trust, Citigroup provides fund accounting services to the Fund. These services include calculating the NAV of the Fund and preparing the Fund's financial statements and tax returns.

For its administration, fund accounting and transfer agency services, Citigroup receives a Bundled Fee. In addition to the Bundled Fee, Citigroup also receives from the Fund the following compensation relating to fund accounting services rendered: $2,000 per month for each class above one in the Fund, $500 per month per each additional manager, and certain surcharges based upon the number and type of the Fund's portfolio transactions and positions. The fees paid to the Accountant are accrued daily by the Fund and are paid monthly based, in part, on transactions and positions for the previous month.

The Accounting Agreement with respect to the Fund continues in effect until terminated, provided, however, that its continuance shall be specifically approved or ratified with respect to the Fund with such frequency and in such manner as required by applicable law. The Accounting Agreement is terminable with or without cause and without penalty by the Trust or by the Accountant with respect to the Fund on 90 days' written notice to the Trust. The Accounting Agreement is also terminable for cause by the non-breaching party on at least 30 day's written notice to the other party.

Under the Accounting Agreement, the Accountant is not liable for any action or omission in the performance of its duties to the Fund, except for willful misfeasance, bad faith, gross negligence or by reason of reckless disregard of its obligations and duties under the agreement. Under the Accounting Agreement, the Accountant and certain related parties (such as the Accountant's officers and persons who control the Accountant) are indemnified by the Trust against any and all claims and expenses related to the Accountant's actions or omissions that are consistent with the Accountant's contractual standard of care.

Under the Accounting Agreement, in calculating the Fund's NAV, the Accountant is deemed not to have committed an error if the NAV it calculates is within 1/10 of 1% of the actual NAV (after recalculation). The agreement also provides that the Accountant will not be liable to a shareholder for any loss incurred due to an NAV difference if such difference is less than or equal to 1/2 of 1% or if the loss in the shareholder's account with the Trust is less than or equal to $10.00. In addition, the Accountant is not liable for the errors of others, including the companies that supply securities prices to the Accountant and the Fund.

Fund Accountant fee information is not provided because the Fund has not commenced operations prior to the date of this SAI.

3. TRANSFER AGENT

As transfer agent and distribution paying agent, pursuant to a transfer agent agreement ("Transfer Agency Agreement") with the Trust, the Transfer Agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. The Transfer Agent is located at Two Portland Square, Portland, Maine 04101 and is registered as a transfer agent with the Office of Comptroller of the Currency.

4. CUSTODIAN

Citibank, N.A. is the Custodian for the Fund and safeguards and controls the Fund's cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Fund's domestic and foreign assets. The Custodian is located at 388 Greenwich Street, New York, NY 10013.

For its services to the Fund, Citibank, N.A. receives a monthly maintenance fee of $300, plus certain other transaction fees and asset-based fees. These fees are accrued daily by the Fund and are paid monthly based on average net assets and transactions for the previous month.

5. LEGAL COUNSEL

Kirkpatrick & Lockhart Preston Gates Ellis LLP, 1601 K Street, N.W. Washington D.C. 20006, passes upon legal matters in connection with the issuance of shares of the Trust.

6. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLC ("DIT"), 200 Berkeley Street, Boston Massachusetts, 02116-, an independent registered public accounting firm, has been selected as auditor for each Fund. The auditor audits the annual financial statements of each Fund and provides each Fund with an audit opinion. The auditors also review certain regulatory filings of each Fund and the Funds' tax returns.

4. PORTFOLIO TRANSACTIONS

A. HOW SECURITIES ARE PURCHASED AND SOLD

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of equity securities in the Fund are done on a best execution basis. Purchase and sales are completed via brokers for a negotiated commission in line with current industry standards. Where applicable, alternative methods will be used to complete trades.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflects the spread between the bid and asked price.

B. COMMISSIONS PAID

Commission information is not provided because the Fund has not commenced operations prior to the date of this SAI.

C. SUB-ADVISOR RESPONSIBILITY FOR PURCHASES AND SALES

The Sub-Advisor places orders for the purchase and sale of securities with broker-dealers selected by and in the discretion of the Sub-Advisor. The Fund does not have any obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Sub-Advisor in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

The Sub-Advisor seeks "best execution" for all portfolio transactions. This means that the Sub-Advisor seeks the most favorable combination of price and execution available by taking into account the quality and reliability of brokerage services, as well as research and investment information and other services provided by brokers or dealers.

D. CHOOSING BROKER-DEALERS

The Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Sub-Advisor takes into account factors such as price, the broker's or dealer's facilities, reliability and financial responsibility, and the ability of the broker to effect securities transactions, particularly with regard to such aspects as the complexity of the trade, timing, order size and execution of order and other research or services provided by the broker or dealer.

Consistent with applicable rules and the Sub-Advisor's duties, the Sub-Advisor may consider payments that benefit the Fund made by brokers effecting transactions for the Fund. These payments may be made to the Fund or to other persons on behalf of the Fund for services provided to the Fund for which those other persons would be obligated to pay.

The Sub-Advisor may also utilize a broker and pay a slightly higher commission if, for example, the broker has specific expertise in a particular type of transaction (due to factors such as size or difficulty), or it is efficient in trade execution.

E. OBTAINING RESEARCH FROM BROKERS

The Sub-Advisor has full brokerage discretion. The Sub-Advisor evaluates the range and quality of a broker's services in placing trades including securing best price, confidentiality, clearance and settlement capabilities, promptness of execution and the financial stability of the broker-dealer. The Sub-Advisor may give consideration to research services furnished by brokers to the Sub-Advisor for its use and may cause the Fund to pay these brokers a higher amount of commission than may be charged by other brokers. This research is designed to augment the Sub-Advisor's own internal research and investment strategy capabilities. This research may include reports that are common in the industry such as industry research reports and periodicals, quotation systems and formal databases. Typically, the research will be used to service all of the Sub-Advisor's accounts, although a particular client may not benefit from all the research received on each occasion. The Sub-Advisor's fees are not reduced by reason of the Sub-Advisor's receipt of research services. Since most of the Sub-Advisor's brokerage commissions for research are for economic research on specific companies or industries, and since the Sub-Advisor follows a limited number of securities, most of the commission dollars spent for industry and stock research directly benefit the Sub-Advisor's clients and the Fund's investors.

F. COUNTERPARTY RISK

The Sub-Advisor monitors the creditworthiness of counterparties to the Fund's transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

G. TRANSACTIONS THROUGH AFFILIATES

The Sub-Advisor may effect transactions through affiliates of the Sub-Advisor (or affiliates of those persons) pursuant to procedures adopted by the Trust.

H. OTHER ACCOUNTS OF THE SUB-ADVISOR

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become advised by the Sub-Advisor or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Likewise, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In rare instances, the Sub-Advisor may effect trades between one client and another, if in the best interest of both parties. In addition, two or more clients may simultaneously purchase or sell the same security, in which event, each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Sub-Advisor's opinion, is in the best interest of the affected accounts and is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Fund and other client accounts managed by the Sub-Advisor occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

I. PORTFOLIO TURNOVER

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all the securities in the Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains or losses. Under normal circumstances, the Sub-Advisor is a long-term investor with holdings periods for stocks of one to five years, therefore on average, the annual portfolio turnover is expected to be less than 25%.

J. SECURITIES OF REGULAR BROKER-DEALERS

From time to time, the Fund may acquire and hold securities issued by its "regular brokers and dealers" or the parents of those brokers and dealers. For this purpose, regular brokers and dealers are the 10 brokers or dealers that:
(1) received the greatest amount of brokerage commissions during the Fund's last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund's last fiscal year; or
(3) sold the largest amount of the Fund's shares during the Fund's last fiscal year.

K. PORTFOLIO HOLDINGS

Portfolio holdings of the Fund are disclosed to the public on a quarterly basis in forms required to be filed with the SEC. Portfolio holdings as of the end of the Fund's annual and semi-annual fiscal periods are reported to the SEC on Form N-CSR within 10 days of the mailing of the annual or semi-annual report. Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC on Form N-Q within 60 days of the end of such period. You may request a copy of the Fund's latest semi-annual report to shareholders or a copy of the Fund's latest Form N-Q which contains the Fund's portfolio holdings by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI. You may also obtain a copy of the Fund's latest Form N-Q by accessing the SEC's website at www.sec.gov.

In addition, the Fund's Advisor makes publicly available, on a monthly basis, information regarding the Fund's top ten holdings (including name and percentage of the Fund's assets invested in each such holding) and the percentage breakdown of the Fund's investments by country, sector and industry, as applicable. This holdings information is made available through the Fund's Transfer Agent telephone customer service center that supports the Fund. This information is released 15 after days after the month end. In addition, the Fund's Advisor makes publicly available the Fund's complete portfolio holdings schedule on a quarterly basis 45 days after the quarter end. This holdings information is also made available through the Fund's Transfer Agent telephone customer service center.

The Fund's nonpublic portfolio holdings information is received by certain service providers in advance of public release in the course of performing or enabling them to perform the contractual or fiduciary duties necessary for the Fund's operations that the Fund have retained them to perform. The Fund's Sub-Advisor, who manages the Fund's portfolios, has regular and continuous access to the Fund's portfolio holdings. In addition, the Fund's Advisor, Sub-Advisor, Administrator, Custodian, Distributor and Fund Accountant as well as proxy voting services (ISS), mailing services (ADP) and financial printers (currently RR Donnelly) may have access to the Fund's nonpublic portfolio holdings information on an ongoing basis. The Fund's Trustees and officers, and legal counsel to the Fund and to the Independent Trustees, may receive such information on an as needed basis. The Fund's independent accountants receive such information at least semi-annually. Mailing services and financial printers receive nonpublic portfolio holdings information no sooner than 30 days following the end of a quarter.

From time to time, the Advisor or Sub-Advisor also may disclose nonpublic information regarding the Fund's portfolio holdings to certain mutual fund consultants, analysts and rating and ranking entities, or other entities or persons ("Recipients") that have a legitimate business purpose in receiving such information. Any disclosure of information more current than the latest publicly available nonpublic portfolio holdings information will be made only if the Compliance Committee of the Board determines that: (1) the more current information is necessary for a Recipient to complete a specified task; (2) the Fund has a legitimate business purposes for the disclosing the information; and
(3) the disclosure is in the best interests of the Fund and its shareholders. Any Recipient receiving such information shall agree in writing to: (1) keep the information confidential; (2) use it only for agreed-upon purposes; and
(3) not trade or advise others to trade securities, including shares of the Fund, on the basis of the information. Such confidentiality agreements entered into for the receipt of nonpublic information shall also provide, among other things, that the Recipient: (1) will limit access to the information to its employees and agents who are obligated to keep and treat such information as confidential; (2) will implement or have in place procedures to monitor compliance by its employees with the term of the confidentiality agreement; and
(3) upon request from the Advisor, Sub-Advisor or the Fund, will return or promptly destroy the information. The Compliance Committee shall report to the Board of Trustees at the next regularly scheduled Board meeting the entering into of an agreement with a Recipient for the disclosure of nonpublic portfolio holdings information and shall include in the report the Compliance Committee's reasons for determining to permit such disclosure.

No compensation is received by the Fund, nor, to the Fund's knowledge, paid to the Advisor, Sub-Advisor or any other party, by any service provider or any other person in connection with the disclosure of the Fund's portfolio holdings. As indicated above, with respect to the Trustees, its officers, the Advisor, the Sub-Advisor, the Administrator and the Distributor, the Board has approved codes of ethics (collectively, "Codes") that are intended to address, among other things, potential conflicts of interest arising from the misuse of information concerning the Fund's portfolio holdings. In addition, the Fund's service providers may be subject to confidentiality provisions contained within their service agreements, codes of ethics, professional codes, or other similar policies that address conflicts of interest arising from the misuse of such information.

The Fund's portfolio holdings disclosure policy is subject to periodic review by the Board of Trustees. In order to help ensure that the Fund's portfolio holdings disclosure policy is in the best interests of Fund shareholders as determined by the Board, the CCO will make an annual report to the Board on such disclosure. In addition, the Board will receive any interim reports that are required by the portfolio disclosure policy or that the CCO may deem appropriate. Any conflict identified by the Fund resulting from the disclosure of nonpublic portfolio holdings information between the interests of shareholders and those of the Advisor, Sub-Advisor, principal underwriter or any affiliate of the Fund will be reported to the Board for appropriate action.

There is no assurance that the Fund's portfolio holdings disclosure policy will protect the Fund against potential misuse of holdings information by individuals or firms in possession of that information.

5. PURCHASE AND REDEMPTION INFORMATION

A. GENERAL INFORMATION

You may effect purchases or redemptions or request any shareholder privilege in person at the offices of the Transfer Agent or through an authorized financial institution.

Each Fund class accepts orders for the purchase or redemption of shares on any weekday except days when the New York Stock Exchange is closed, but under unusual circumstances, may accept orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers.

Not all classes or funds of the Trust may be available for sale in the state in which you reside. Please check with your investment professional to determine a class or fund's availability.

B. ADDITIONAL PURCHASE INFORMATION

Shares of each Fund class are sold on a continuous basis by the Distributor at NAV plus any applicable sales charge. Accordingly, the offering price per share of a Fund class may be higher than a Fund class' NAV.

The Fund reserves the right to refuse any purchase request.

Fund shares are normally issued for cash only. In the Advisor's discretion, however, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by valuation procedures).

1. IRAs

All contributions into an IRA through the automatic investing service are treated as IRA contributions made during the year the contribution is received.

2. UGMAs/UTMAs

If the custodian's name is not in the account registration of a gift or transfer to minor ("UGMA/UTMA") account, the custodian must provide instructions in a matter indicating custodial capacity.

3. PURCHASES THROUGH FINANCIAL INSTITUTIONS

You may purchase and redeem shares through Financial Institutions. Certain Financial Institutions may authorize their agents to receive purchase, redemption, or other requests on behalf of the Fund. Your order will be priced at the Fund's NAV next calculated after the Financial Institution receives your order so long as the Financial Institution transmits such order to the Fund consistent with the Fund's prospectus or the Financial Institution's contractual arrangements with the Fund.

If you purchase shares through a Financial Institution, you will be subject to the institution's procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in the Fund directly. The Fund is not responsible for the failure of any Financial Institution to carry out its obligations. Investors purchasing shares of the Fund through a Financial Institution should read any materials and information provided by the Financial Institution to acquaint themselves with its procedures and any fees that the Financial Institution may charge.

The Advisor may enter into arrangements with Financial Institutions. The Advisor may, at its own expense, compensate the Financial Institutions in connection with the sale or expected sale of Fund shares and it may sponsor various educational activities held by the Financial Institutions to promote sales of the Fund.

Certain Financial Institutions may provide administrative services (such as sub-transfer agency, record-keeping or shareholder communications services) to investors purchasing shares of the Fund through retirement plans and other investment programs. A Financial Institution may perform program services itself or may arrange with a third party to perform program services. In addition to participant recordkeeping, reporting, or transaction processing, program services may include services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. The Advisor or the Fund (if approved by the Board) may pay fees to these Financial Institutions for their services.

The Advisor may also compensate a Financial Institution for providing certain marketing support services, including finders fees, third party marketing services, business planning assistance, advertising, educating personnel of the Financial Institution about the Fund and shareholder financial planning needs, providing placement on the Financial Institution's list of offered funds, counseling on the preparation of sales material and presentations and arranging access to sales meetings, sales representatives and management representatives of the Financial Institutions. The above payments are made to Financial Institutions that are registered as holders of record or dealers of record for accounts in the Fund. These payments are generally based on one or more of the following factors: average net assets of the Fund shares attributable to that dealer, gross or net sales of Fund shares attributable to that dealer, reimbursement of ticket charges (including fees that a dealer firm charges its representatives for effecting transactions in fund shares and payments for processing transactions via National Securities Clearing Corporation ("NSCC"), or a negotiated lump sum payment for services rendered.

The Advisor may compensate dealers differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer. Eligibility requirements for such payments to Financial Institutions are determined by the Advisor. Such payments will create an incentive for the Financial Institutions to recommend that investors purchase Fund shares. Separately, the Advisor may enter into one or more arrangements with third-party marketing firms. If such is the case, compensation to such firms will be consistent to costs associated with wholesaling and/or marketing mutual funds. Such compensation will be in addition to any marketing support and/or program servicing payments. From time to time, the Advisor, at its expense, may provide additional compensation to Financial Institutions that sell or arrange for the sale of shares of the Fund to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the NASD. Such compensation provided by the Advisor may include financial assistance to Financial Institutions that enable the Advisor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other dealer employees, dealer entertainment, and other dealer sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips.

C. ADDITIONAL REDEMPTION INFORMATION

You may redeem shares of the Fund at the NAV per share minus any applicable redemption fee. Accordingly, the redemption price per share of the Fund may be lower than its NAV per share. To calculate redemption fees, after first redeeming any shares associated with reinvested distributions, the Fund will use the first-in-first-out (FIFO) method to determine the holding period. Under this method, the date of redemption will be compared with the earliest purchase date of shares held in the account.

The Fund may redeem shares involuntarily to: (1) reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased; or (2) collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund's shares as provided in the Prospectus.

1. SUSPENSION OF RIGHT OF REDEMPTION

The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of the Fund.

2. REDEMPTION-IN-KIND

Redemption proceeds normally are paid in cash. If deemed appropriate and advisable by the Advisor, the Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. The Trust has filed an election with the SEC pursuant to which the Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of a Fund's total net assets, whichever is less, during any 90-day period.

D. NAV DETERMINATION

In determining the NAV of a Fund class, securities for which market quotations are readily available are valued at current market value using the valuation price provided by an independent pricing service. If no sales price is reported, the mean of the last bid and ask price is used. If no average price is available, the last bid price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate).

E. DISTRIBUTIONS

Distributions of net investment income will be reinvested at the applicable Fund class' NAV (unless you elect to receive distributions in cash) as of the last day of the period with respect to which the distribution is paid. Distributions of capital gain will be reinvested at the applicable Fund class' NAV (unless you elect to receive distributions in cash) on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

6. TAXATION

The tax information set forth in the Prospectus and the information in this section relates solely to Federal income tax law and assumes that the Fund qualifies as a regulated investment company (as discussed below). Such information is only a summary of certain key Federal income tax considerations affecting the Fund and its shareholders and is in addition to the information provided in the Prospectus. No attempt has been made to present a complete explanation of the Federal tax treatment of the Fund or the tax implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This "Taxation" section is based on the Code and applicable regulations in effect on the date hereof. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

ALL INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE FEDERAL, STATE, LOCAL AND FOREIGN TAX PROVISIONS APPLICABLE TO THEM.

A. QUALIFICATION AS A REGULATED INVESTMENT COMPANY

The Fund intends, for each tax year, to qualify as a "regulated investment company" under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

The tax year end of the Fund is April 30 (the same as the Fund's fiscal year end).

1. MEANING OF QUALIFICATION

As a regulated investment company, the Fund will not be subject to Federal income tax on the portion of its investment company taxable income (that is, taxable interest, dividends, net short-term capital gains and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. In order to qualify for treatment as a regulated investment company the Fund must satisfy the following requirements:

    . The Fund must distribute at least 90% of its investment company taxable income each tax year (certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement).

    . The Fund must derive at least 90% of its gross income each year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities, or other income (including gains from options and futures contracts) derived from its business of investing in securities.

    . The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

2. FAILURE TO QUALIFY

If for any tax year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits.

Failure to qualify as a regulated investment company would thus have a negative impact on the Fund's income and performance. It is possible that the Fund will not qualify as a regulated investment company in any given tax year.

B. FUND DISTRIBUTIONS

The Fund anticipates distributing substantially all of its investment company taxable income for each tax year. These distributions are taxable to you as ordinary income. A portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders.

A portion of the Fund's distributions may be treated as "qualified dividend income," taxable to individuals at a maximum Federal income tax rate of 15% (5% for individuals in lower tax brackets) if paid on or before December 31, 2010. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met by the Fund and the shareholder. To the extent the Fund's distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income. The Fund's distributions of dividends that it received from REITs generally do not constitute "qualified dividend income."

The Fund anticipates distributing substantially all of its net capital gain for each tax year. These distributions generally are made only once a year, usually in December, but the Fund may make additional distributions of net capital gain at any time during the year. These distributions are taxable to you as long-term capital gain, regardless of how long you have held shares. These distributions do not qualify for the dividends-received deduction.

The Fund may have capital loss carryovers (unutilized capital losses from prior years). These capital loss carryovers (which can be used for up to eight years) may be used to offset any current capital gain (whether short- or long-term). All capital loss carryovers are listed in the Fund's financial statements. Any such losses may not be carried back.

Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce your tax basis in the shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another fund). If you receive distributions in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

You may purchase shares with an NAV at the time of purchase that reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of the Fund. Distributions of these amounts are taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be paid by the Fund and received by you on December 31 of that calendar year if the distribution is paid by the Fund in January of the following year.

The Fund will send you information annually as to the Federal income tax consequences of distributions made (or deemed made) during the year.

C. CERTAIN TAX RULES APPLICABLE TO THE FUND'S TRANSACTIONS

For Federal income tax purposes, when put and call options purchased by the Fund expire unexercised, the premiums paid by the Fund give rise to short- or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options). When put and call options written by the Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When the Fund exercises a call, the purchase price of the underlying security is increased by the amount of the premium paid by the Fund. When the Fund exercises a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by the Fund is exercised, the purchase price (selling price in the case of a call) of the underlying security is decreased (increased in the case of a call) for tax purposes by the premium received.

Certain listed options, regulated futures contracts and forward currency contracts are considered "Section 1256 contracts" for Federal income tax purposes. Section 1256 contracts held by the Fund at the end of each tax year are "marked to market" and treated for Federal income tax purposes as though sold for fair market value on the last business day of the tax year. Gains or losses realized by the Fund on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses. The Fund can elect to exempt its Section 1256 contracts that are part of a "mixed straddle" (as described below) from the application of Section 1256.

Any option, futures contract or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for Federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 contracts, may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that: (1) the loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-Section 1256 contracts be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund if all of the offsetting positions consist of Section 1256 contracts.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain.

If the Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for Federal income tax purposes and the Fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to United States Federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or to any shareholder. A PFIC means any foreign corporation if, for the taxable year involved, either (1) it derives at least 75% of its gross income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities) or (2) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce "passive income." The Fund could elect to "mark-to market" stock in a PFIC. Under such an election, the Fund would include in income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund's adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included by the Fund for prior taxable years. The Fund's adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If the Fund purchases shares in a PFIC and the Fund does elect to treat the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the 90% distribution requirement described above and calendar year distribution requirement described below.

D. FEDERAL EXCISE TAX

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 (or December 31, if the Fund so elects) of the calendar year. The balance of the Fund's income must be distributed during the next calendar year. The Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in the calendar year.

For purposes of calculating the excise tax, the Fund: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) excludes foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year. The Fund will include foreign currency gains and losses incurred after October 31 in determining ordinary taxable income for the succeeding calendar year.

The Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that the Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

E. SALE, EXCHANGE OR REDEMPTION OF SHARES

In general, you will recognize gain or loss on the sale, exchange or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale, exchange or redemption and your adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if you purchase (for example, by reinvesting dividends) Fund shares within 30 days before or after the sale, exchange or redemption (a "wash sale"). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss arising from the sale, exchange or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale, exchange or redemption of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

F. BACKUP WITHHOLDING

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 28% of distributions and the proceeds of redemptions of shares paid to you if you: (1) have failed to provide your correct taxpayer identification number; (2) are otherwise subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) have failed to certify to the Fund that you are not subject to backup withholding or that you are a corporation or other "exempt recipient." Backup withholding is not an additional tax; rather any amounts so withheld may be credited against your Federal income tax liability or refunded once the required information or certification is provided.

G. FOREIGN SHAREHOLDERS

Taxation of a shareholder who, under the Code, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder.

If the income from the Fund is not effectively connected with your U.S. trade or business, distributions of ordinary income (excluding short-term capital gains and portfolio interest income paid during taxable years of the Fund beginning before January 1, 2008) paid to you will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. You generally would be exempt from Federal income tax on gain realized on the sale of shares of the Fund and distributions of net capital gain from the Fund. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

If the income from the Fund is effectively connected with your U.S. trade or business, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Fund will be subject to Federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

In the case of a non-corporate foreign shareholder, the Fund may be required to withhold Federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

The tax rules of other countries with respect to an investment in the Fund can differ from the Federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisors as to the consequences of foreign tax rules with respect to an investment in the Fund.

H. STATE AND LOCAL TAXES

The tax rules of the various states of the U.S. and their local jurisdictions with respect to an investment in the Fund can differ from the Federal income taxation rules described above. These state and local rules are not discussed herein. You are urged to consult your tax advisor as to the consequences of state and local tax rules with respect to an investment in the Fund.

I. FOREIGN INCOME TAX

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to know the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries cannot be determined. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that the Fund will be able to do so. Pursuant to this election, you will be required to (1) include in gross income (in addition to taxable dividends actually received) your pro rata share of foreign taxes paid by the Fund, (2) treat your pro rata share of such foreign taxes as having been paid by you and (3) either deduct such pro rata share of foreign taxes in computing your taxable income or treat such foreign taxes as a credit against Federal income taxes. You may be subject to rules which limit or reduce your ability to fully deduct, or claim a credit for, your pro rata share of the foreign taxes paid by the Fund.

7. OTHER MATTERS

A. THE TRUST AND ITS SHAREHOLDERS

1. GENERAL INFORMATION

Forum Funds was organized as a statutory trust under the laws of the State of Delaware on August 29, 1995. On January 5, 1996 the Trust succeeded to the assets and liabilities of Forum Funds, Inc.

The Trust is registered as an open-end, management investment company under the 1940 Act. The Trust offers shares of beneficial interest in its series. As of the date hereof, the Trust consisted of the following series:

Absolute Strategies Fund/(1)/                Dover Responsibility Fund/(1)/
Adams Harkness Small Cap Growth Fund         Flag Investors - Equity Opportunity Fund/(3)/
Austin Global Equity Fund                    Flag Investors - Income Opportunity Fund/(3)/
Auxier Focus Fund/(2)/                       Fountainhead Special Value Fund
Brown Advisory Growth Equity Fund/(3)/       Golden Large Core Value Fund/(6)/
Brown Advisory Intermediate Income Fund/(3)/ Golden Small Core Value Fund/(6)/
Brown Advisory International Fund/(4)/       Jordan Opportunity Fund
Brown Advisory Maryland Bond Fund/(4)/       Liberty Street Horizon Fund/(1)/
Brown Advisory Opportunity Fund/(3)/         Merk Hard Currency Fund/(6)/
Brown Advisory Real Estate Fund/(4)/         Payson Total Return Fund
Brown Advisory Small-Cap Growth Fund/(5)/    Polaris Global Value Fund
Brown Advisory Small-Cap Value Fund/(3)/     SteepleView Fund
Brown Advisory Value Equity Fund/(3)/        Winslow Green Growth Fund/(6)/
DF Dent Premier Growth Fund

--------
/(1)/ The Trust offers shares of beneficial interest in Institutional, A and C classes of this series.
/(2)/ The Trust offers shares of beneficial interest in Institutional, A and C classes of this series.
/(3)/ The Trust offers shares of beneficial interest in Investor, A and C classes of this series. Currently, A shares of Brown Advisory Opportunity Fund are not publicly offered.
/(4)/ The Trust offers shares of beneficial interest in an Institutional class of this series. (5) The Trust offers shares of beneficial interest in Institutional and A classes of this series. The Fund has ceased the public offering of D Shares. This means that the class is closed to new investors and current shareholders cannot purchase additional shares except through a pre-established reinvestment program.
/(6)/ The Trust offers shares of beneficial interest in Institutional and Investor classes of this series.

The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust.

The Trust and each series and classes thereof will continue indefinitely until terminated.

2. SERIES AND CLASSES OF THE TRUST

Each series or class of the Trust may have a different expense ratio and its expenses will effect each class' performance. For more information on any other class of shares of a Fund, investors may contact the Transfer Agent.

3. SHAREHOLDER VOTING AND OTHER RIGHTS

Each share of each series of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights. Fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each series or class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares. Each series or class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the series or class and other matters for which separate series or class voting is appropriate under applicable law. Generally, shares will be voted separately by individual series except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual series; and (2) when the Trustees determine that the matter affects more than one series and all affected series must vote. The Trustees may also determine that a matter only affects certain series or classes of the Trust and thus only those such series or classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

A shareholder in a series is entitled to the shareholder's pro rata share of all distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust's (or a series') shares may, as set forth in the Trust Instrument, call meetings of the Trust (or series) for any purpose related to the Trust (or series), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

4. TERMINATION OR REORGANIZATION OF TRUST OR ITS SERIES

The Trustees, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation so long as the surviving entity is an open-end management investment company. Under the Trust Instrument, the Trustees may also, with shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation or cause the Trust to incorporate in the State of Delaware, so long as the surviving entity is an open-end, management investment company that will succeed to or assume the Trust's registration statement.

Under the Trust Instrument, the Trustees may, with shareholder consent, sell or convey the assets of series created on or before May 1, 1999 or reorganize those series into another investment company registered under the 1940 Act. The sale or conveyance of assets of series created after May 1, 1999 or the reorganization of those series into another investment company registered under the 1940 Act may be effected by the Trustees without shareholder consent.

B. FUND OWNERSHIP

As of April 30, 2007, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of beneficial interest of the Fund. Also as of that date, no shareholders of record owned 5% or more of the shares of the Fund.

From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of April 30, 2007, no shareholder may be deemed to control the Fund. "Control" for this purpose is the ownership of 25% or more of the Fund's voting securities.

C. LIMITATIONS ON SHAREHOLDERS' AND TRUSTEES' LIABILITY

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In the past, the Trust believes that the securities regulators of some states, however, have indicated that they and the courts in their states may decline to apply Delaware law on this point. The Trust's Trust Instrument (the document that governs the operation of the Trust) contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust's Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. The Administrator believes that, in view of the above, there is no risk of personal liability to shareholders.

The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

D. PROXY VOTING PROCEDURES

Copies of the proxy voting procedures of the Trust and the Sub-Advisor are included in APPENDIX B. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, are available (1) without charge, upon request, by contacting the Transfer Agent at 800-207-7108 and (2) on the SEC's website at www.sec.gov.

E. CODE OF ETHICS

The Trust, the Advisor, the Sub-Advisor and the Distributor have each adopted a code of ethics under Rule 17j-1 of the 1940 Act which are designed to eliminate conflicts of interest between a Fund and personnel of the Trust, the Advisor, the Sub-Advisor and the Distributor. The codes permit such personnel to invest in securities, including securities that may be purchase or held by a Fund, subject to certain limitations.

F. REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference to the copy of such contract or other documents filed as exhibits to the registration statement.

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS

A.   CORPORATE BONDS (INCLUDING CONVERTIBLE BONDS)

1.   MOODY'S

AAA Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present, which make the long-term risk, appear somewhat larger than the Aaa securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca Bonds, which are rated Ca, represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

2.   S&P

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

NOTE Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC   An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

NOTE Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     The "r" symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns, which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

B.   PREFERRED STOCK

1.   MOODY'S

AAA An issue that is rated "Aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

AA An issue that is rated "Aa" is considered a high- grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A An issue that is rated "A" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater then in the "Aaa" and "Aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

BAA An issue that is rated "Baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

BA An issue that is rated "Ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B An issue that is rated "B" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

CAA An issue that is rated "Caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

CA An issue that is rated "Ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

2.     S&P

AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB

B, CCC Preferred stock rated BB, B, and CCC is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

C    A preferred stock rated C is a nonpaying issue.

D A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

NOTE Plus (+) or minus (-). To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

C.   SHORT TERM RATINGS

1.   MOODY'S

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:


PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

        .  Leading market positions in well-established industries.

        .  High rates of return on funds employed.

        . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

        . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

        . Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT
PRIME Issuers rated Not Prime do not fall within any of the Prime rating categories.


2.  S&P

A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters.
    However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

APPENDIX B - PROXY VOTING PROCEDURES

                                  FORUM FUNDS
                                 MONARCH FUNDS

                POLICIES AND PROCEDURES FOR SHAREHOLDER VOTING

                                 JULY 31, 2003
                         AS AMENDED SEPTEMBER 14, 2004

   SECTION 1. PURPOSE

   Shareholders of the various series of Forum Funds and Monarch Funds (collectively, the "Trust") expect the Trust to vote proxies received from issuers whose voting securities are held by a series of the Trust (each a "Fund"). The Trust exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Trust's and its shareholders' investments.

   This document describes the Policies and Procedures for Voting Proxies ("Policies") received from issuers whose voting securities are held by each Fund.

   SECTION 2. RESPONSIBILITIES

   (A) ADVISOR. Pursuant to the investment advisory agreements between the Trust and the investment advisors providing advisory services to the Funds, the Trust has delegated the authority to vote proxies received by a Fund regarding securities contained in its portfolio to its investment advisor (each an "Advisor"). These Policies are to be implemented by each Advisor of each Fund for which it provides advisory services. To the extent that these Policies do not cover potential voting issues with respect to proxies received by a Fund, the Advisor shall act on behalf of the applicable Fund to promote the Fund's investment objectives, subject to the provisions of these Policies.

   The Advisor shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Advisor with respect to voting proxies on behalf of the Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Advisor's business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Advisor.

   The Advisor shall be responsible for coordinating the delivery of proxies by the Fund's custodian to the Advisor or to an agent of the Advisor selected by the Advisor to vote proxies with respect to which the Advisor has such discretion (a "Proxy Voting Service").

   (B) PROXY MANAGER. The Trust will appoint a proxy manager (the "Proxy Manager"), who shall be an officer of the Trust. The Proxy Manager shall oversee compliance by each Advisor and the Trust's other service providers with these Policies. The Proxy Manager will, from to time, periodically review the Policies and industry trends in comparable proxy voting policies and procedures. The Proxy Manager may recommend to the Board, as appropriate, revisions to update these Policies.

   SECTION 3. SCOPE

   These Policies summarize the Trust's positions on various issues of concern to investors in issuers of publicly-traded voting securities, and give guidance about how each Advisor should vote the Fund's shares on each issue raised in a proxy statement. These Policies are designed to reflect the types of issues that are typically presented in proxy statements for issuers in which a Fund may invest; they are not meant to cover every possible proxy voting issue that might arise. Accordingly, the specific policies and procedures listed below are not exhaustive and do not address all potential voting issues or the intricacies that may surround specific issues in all cases. For that reason, there may be instances in which votes may vary from these Policies.

   SECTION 4. POLICIES AND PROCEDURES FOR VOTING PROXIES

   (A) GENERAL

       (1) USE OF ADVISOR PROXY VOTING GUIDELINES OR PROXY VOTING SERVICE. If
       (A) the Advisor has proprietary proxy voting guidelines that it uses for its clients or the Advisor uses a Proxy Voting Service and the Proxy Voting Service has published guidelines for proxy voting; (B) the Trust's Board of Trustees (the "Board") has been notified that the Advisor intends to use such Advisor or Proxy Voting Service proxy voting guidelines to vote an applicable Fund's proxies and has approved such guidelines; and (C) the Advisor's or Proxy Voting Service's Guidelines are filed as an exhibit to the applicable Fund's Registration Statement (each considered "Advisor Guidelines"), then the Advisor may vote, or may delegate to the Proxy Voting Service the responsibility to vote, the Fund's proxies consistent with such Advisor Guidelines.

       (2) INDEPENDENCE. The Advisor will obtain an annual certification from the Proxy Voting Service that it is independent from the Advisor. The Advisor shall also ensure that the Proxy Voting Service does not have a conflict of interest with respect to any vote cast for the Advisor on behalf of the Fund.

       (3) ABSENCE OF PROXY VOTING SERVICE GUIDELINES. In the absence of Advisor Guidelines, the Advisor shall vote the Fund's proxies consistent with Sections B and C below.

   (B) ROUTINE MATTERS

   As the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer's management on any issue will be given substantial weight. The position of the issuer's management will not be supported in any situation where it is determined not to be in the best interests of the Fund's shareholders.

       (1) ELECTION OF DIRECTORS. Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

       (2) APPOINTMENT OF AUDITORS. Management recommendations will generally be supported.

       (3) CHANGES IN STATE OF INCORPORATION OR CAPITAL STRUCTURE. Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer.

       (4) COMMON STOCK INCREASE AUTHORIZATION. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund's shareholders.

   (C) NON-ROUTINE MATTERS

       (1) CORPORATE RESTRUCTURINGS, MERGERS AND ACQUISITIONS. These proposals should be examined on a case-by-case basis.

       (2) PROPOSALS AFFECTING SHAREHOLDER RIGHTS. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

       (3) ANTI-TAKEOVER ISSUES. Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

       (4) EXECUTIVE COMPENSATION. Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

       (5) SOCIAL AND POLITICAL ISSUES. These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

   (D) CONFLICTS OF INTEREST

   Each Advisor is responsible for maintaining procedures to identify conflicts of interest. The Trust recognizes that under certain circumstances an Advisor may have a conflict of interest in voting proxies on behalf of a Fund advised by the Advisor. A "conflict of interest" includes, for example, any circumstance when the Fund, the Advisor, the principal underwriter, or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how proxies of that issuer are voted.

   If the Advisor determines that it, or a Proxy Voting Service, has a conflict of interest with respect to voting proxies on behalf of a Fund, then the Advisor shall contact the Chairman of the Board. In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the Board who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended. In making a determination, the Chairman will consider the best interests of Fund shareholders and may consider the recommendations of the Advisor or independent third parties that evaluate proxy proposals. The Advisor will vote the proposal according the determination and maintain records relating to this process.

   (E) ABSTENTION

   The Trust may abstain from voting proxies in certain circumstances. The Advisor or the Proxy Manager may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Fund's shareholders, such as when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to the Fund to effect a vote would be uneconomic relative to the value of the Fund's investment in the issuer.

                              PROXY VOTING POLICY

                        HORIZON ASSET MANAGEMENT, INC.
                     PROXY VOTING POLICIES AND PROCEDURES

I. INTRODUCTION AND OVERVIEW

   HORIZON ASSET MANAGEMENT, INC. ("HAM") has adopted these PROXY VOTING POLICIES AND PROCEDURES ("POLICIES AND PROCEDURES") for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with respect to the voting of client proxies. As an investment adviser, KAM analyzes the proxy statements of issuers whose stock is owned by by institutional and private clients who have requested that HAM be involved in the proxy process. The fundamental guideline followed by HAM in voting proxies is to ensure that the manner in which shares are voted is in the best interest of its clients/beneficiaries and the value of the investment.

   One of the key factors HAM considers when determining the desirability of investing in a particular company is the quality and depth of it management. With this in mind, these Policies and Procedures were developed with the recognition that a company's management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company's board of directors. Accordingly, HAM believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. The company's position, however, will not be supported in any situation where it is found to be not in the best interests of their client, and HAM may always elect to vote contrary to management where it believes a particular proxy proposal may adversely affect the company.

4. ADMINISTRATION

   PROXY VOTING. Proxy voting authority rests with the primary portfolio manager, or in his/her absence, the Chief Investment Officer for Horizon. In evaluating issues, the portfolio manager or Chief Investment Officer may consider information from many sources, including management of a company presenting a proposal, shareholder groups and independent proxy research services.

   PROXY ADMINISTRATOR. HAM designates Andrew Fishman, Esq., its Proxy Administrator ("Proxy Administrator") who will be responsible for ensuring that all proxy matters are communicated to the portfolio managers and Chief Investment Strategist for consideration. The Proxy Administrator will then vote the proxies consistent with the instructions by a portfolio manager or Chief Investment Officer. In addition, the Proxy Administrator shall be responsible for establishing positions with respect to corporate governance and other proxy issues. The Proxy Administrator also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues and corporate responsibility.

   CONFLICTS OF INTEREST

   Occasionally, HAM may be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. In situations where HAM perceives a material conflict of interest, HAM may disclose the conflict to the relevant clients; defer to the voting recommendation of the clients or of an independent third party provider of proxy services; send the proxy directly to the clients for a voting decision; or take such other action in good faith, in consultation with counsel, to determine the appropriate method to resolve the conflict in the interest of clients, based upon the particular facts and circumstances. With respect to investment company clients, conflicts may arise as to votes involving the investment adviser, the underwriter, their affiliates or affiliates of the investment company. In such cases, HAM will follow the voting guidelines described herein, including the process for handling conflicts. Under normal circumstances, if a conflict is determined not to be material, KAM will vote the proxy in accordance with this policy. The method selected by HAM to vote proxies in the presence of a conflict may vary depending upon the facts and circumstances of each situation and the requirement of applicable law. In all such cases, HAM will take steps designed to ensure that the decision to vote the proxies was based on the client's best interest and was not a product of the conflict.

5. REPORTING AND RECORD RETENTION

   HAM will maintain the following records relating to proxy votes cast under these policies and procedures:

   I.    A copy of these policies and procedures.

   II. A copy of each proxy statement HAM receives regarding client securities.

   III.  Records of each vote cast by HAM on behalf of a client including:
         (i) the name of the issuer of the portfolio security; (ii) the exchange ticker symbol of the portfolio security; (iii) the Council on Uniform Security Identification Procedures ("CUSIP") number for the portfolio security; (iv) the shareholder meeting date; (v) a brief identification of the matter voted on; (vi) whether the matter was proposed by the issuer or by a security holder; (vii) whether HAM cast its vote on the matter; (viii) how HAM cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and (ix) whether HAM cast its vote for or against management.

   IV. A copy of any document created by the Proxy Administrator that was material to making a decision on how to vote proxies on behalf of a client or that memorialized the basis for the decision.

   V. A copy of each written client request for proxy voting information and a copy of any written response by HAM.

   The foregoing records will be retained for such period of time as is required to comply with applicable laws and regulations. The Proxy Administrator will cause copies of the foregoing records, as they relate to particular clients, to be provided to those clients upon request.

6. PROXY VOTING GUIDELINES.

   The following are our Proxy Voting Guidelines (the "Guidelines"). It is intended that the Guidelines will be applied with a measure of flexibility. It is anticipated that most votes will be consistent with the Guidelines. However, a portfolio manager or Chief Investment Officer may occasionally take an independent view on certain issues and vote differently then the Guidelines. For proxy votes inconsistent with the Guidelines, the Proxy Administrator will review all such proxy votes in order to determine whether the voting rationale appears reasonable. There may also be issues listed on a proxy ballot that are not covered by the Guidelines. In those instances, the portfolio manager or Chief Investment Officert shall consult with the Proxy Administrator and will then vote the proxy in his/her best judgment.

   1. OPERATIONAL ITEMS.

   ADJOURN ANNUAL MEETING. We generally vote AGAINST proposals to provide management with the authority to adjourn an annual meeting absent compelling reasons. We will, however, generally for FOR proposals to change the date, time or location of an annual meeting unless unreasonable.

   AMEND BYLAWS (MINOR CHANGES). We vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

   CHANGE COMPANY NAME. We vote FOR proposals to change the corporate name.

   RATIFYING AUDITORS. We for FOR proposals to ratify auditors unless there is reason to do so would not be in the best interest of shareholders.

   2. BOARD OF DIRECTORS.

VOTING ON DIRECTOR NOMINEES. Votes for director nominees will generally be voted FOR unless, on a case-by-case basis, a portfolio manager believes it would be not in the best interests of shareholders.

AGE LIMITS. We vote AGAINST proposals to impose a mandatory retirement age for outside or interested directors.

BOARD SIZE. We vote FOR proposals seeking to fix the board size or designate a range for the board size. We vote AGAINST proposals that give management the ability to alter the size of the board outside a specified range without shareholder approval.

CUMULATIVE VOTING. We vote these issues on a case-by-case basis relative to the company's other governance provisions.

DIRECTOR AND OFFICER INDEMNIFICATION. We vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. We vote other indemnification issues on a case-by-case basis, using the Delaware law as the standard.

FILLING VACANCIES/REMOVAL OF DIRECTORS. We vote AGAINST proposals that provide directors may be removed only for cause. We vote FOR proposals to restore shareholder ability to remove directors with or without cause. We vote AGAINST proposals that provide only continuing directors may elect replacements to fill board vacancies. We vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN. We vote on a case-by-case basis proposals requiring that positions of chairman and CEO be held separately.

STOCK OWNERSHIP REQUIREMENTS. We generally vote AGAINST proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

TERM LIMITS. We vote AGAINST proposals to limit the tenure of outside directors.

   3. PROXY CONTESTS.

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS. Votes in a contested election of directors must be evaluated on a case-by-case bases, considering the management's track record, background to the proxy contest, qualifications of the director nominees (both sides) and an evaluation of the proposed objectives from each side.

REIMBURSING PROXY SOLICITATION EXPENSES. Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis considering the factors mentioned above.

CONFIDENTIAL VOTING. We vote FOR proposals requesting that corporations adopt confidential voting.

   4. ANTITAKOVER DEFENSES AND VOTING RELATED ISSUES.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT. We vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

POISON PILLS. We vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. We review on a case-by-case basis shareholder proposals to redeem a company's poison pill. We also review on a case-by-case basis proposals to ratify a poison pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT. We vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. We vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS. We vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. We vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS. We vote AGAINST proposals to require a supermajority shareholder vote. We vote FOR proposals to lower supermajority vote requirements.

   5. MERGERS AND CORPORATE RESTRUCTURINGS.

APPRAISAL RIGHTS. We vote FOR proposals to restore, or provide shareholders with rights of appraisal.

ASSET PURCHASES. We vote on a case-by-case basis asset purchase proposals, considering purchase price, fairness, financial and strategic benefits, conflicts of interest, etc.

ASSET SALES. We vote on asset sales on a case-by-case basis, considering the impact on the balance sheet, anticipated financial and operating benefits, anticipated use of funds, fairness of the transaction, conflicts of interest, etc.

CONVERSION OF SECURITIES. We vote proposals regarding conversion of securities on a case-by-case basis, considering the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, conflicts of interest, etc.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING. We vote on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the dilution to existing shareholders' position, terms of the offer, financial issues, control issues, conflicts of interest, etc. We vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY. We vote proposals regarding the formation of a holding company on a case-by-case basis, taking into consideration the reasons for the change, financial or tax benefits, regulatory benefits, increases in capital structure, etc. Absent compelling reasons, we vote AGAINST the formation of a holding company if the transaction would have an adverse change in shareholder rights.

JOINT VENTURES. We vote on a case-by-case basis proposals to form joint ventures, taking into consideration the percentage of assets contributed, percentage of ownership, financial and strategic benefits, conflicts of interest, etc.

LIQUIDATIONS. We vote on a case-by-case basis proposals on liquidations after reviewing the relevant factors.

MERGERS AND ACQUISITIONS. Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value.

PRIVATE PLACEMENTS. We vote on a case-by-case basis proposals regarding private placements, considering dilution to existing shareholders' position, terms of the offer, financial issues, conflicts of interests, etc.

SPINOFFS. Votes on spinoffs should be considered on a case-by-case basis depending on the tax and regulatory benefits, valuations, fairness, conflicts of interest, etc.

   6. STATE OF INCORPORATION.

CONTROL SHARE ACQUISITION PROVISIONS. We generally vote AGAINST changes seeking to protect management from challenges in legitimate proxy contests.

GREENMAIL. We vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

REINCORPORATION PROPOSALS. Proposals to change a company's state of incorporation should be evaluated on a case-by-case basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

STATE ANTITAKEOVER STATUTES. We review on a case-by-case basis proposals to opt in or out of state takeover statutes, including control share acquisition statutes, control share cash-out statutes, fair price provisions, stakeholder laws, poison pill endorsements, antigreenmail provisions, etc.

   7. CAPITAL STRUCTURE.

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK. We for FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION. We vote proposals to increase the number of shares of common stock authorized for issuance on a case-by-case basis. Generally, we vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

DUAL-CLASS STOCK. We generally vote AGAINST proposals to create a new class of common stock with superior voting rights. We vote FOR proposals to create a new class of nonvoting or subvoting common stock if deemed to be in the best interest of shareholders.

PREEMPTIVE RIGHTS. We review on a case-by-case basis proposals that seek preemptive rights, considering the size of the company, characteristics of its shareholder base and the liquidity of the stock.

PREFERRED STOCK. We vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution and other rights. We vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock appear reasonable.

RECAPITALIZATION. Proposals on the recapitalization or reclassification of securities are voted on a case-by-case basis, taking into account the liquidity, fairness, impact on voting power and dividends, and other alternatives.

REVERSE STOCK SPLIT. We vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. We vote FOR management proposals to implement a reverse stock split to prevent delisting. Other situations are voted on a case-by-case basis.

STOCK SPLITS AND DIVIDENDS. We generally vote FOR proposals to increase the common share authorization for a stock split or share dividend.

   8. EXECUTIVE AND DIRECTOR COMPENSATION.

Votes with respect to compensation plans should be determined on a case-by-case basis. The methodology used in reviewing compensation plans considers long-term corporate performance (on both an absolute and relative basis), cash compensation and other relevant factors.

DIRECTOR COMPENSATION. Votes on compensation plans for directors are determined on a case-by-case basis.

DIRECTOR RETIREMENT PLANS. We generally vote AGAINST retirement plans for nonemployee directors. We generally vote FOR proposals to eliminate retirement plans for nonemployee directors.

EMPLOYEE STOCK REPURCHASE PLANS. Votes on employee stock purchase plans should be determined on a case-by-case basis.

INCENTIVE BONUS PLANS. We vote on a case-by-case basis proposals to award incentive based compensation.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOP). We vote FOR proposals to implement as ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive.

401(K) EMPLOYEE BENEFIT PLANS. We vote FOR proposals to implement a 401(k) savings plan for employees.

OPTION EXPENSING. We generally vote FOR proposals asking the company to expense stock options, unless the circumstances suggest otherwise.

PERFORMANCE BASED STOCK OPTIONS. We vote on a case-by-case basis proposals advocating the use of performance-based stock options, including indexed, premium-priced, and performance-vested options.

   9. SOCIAL RESPONSIBILITY ISSUES. KAM acknowledges its duty both as a corporate citizen and as a manager of investment funds to address important social issues. The intention of our firm is not to impose its moral or social views upon clients. Nor should KAM restrict in any way the day-to-day operating procedures of a corporation unless, in so doing, the economic value of the client's investment is enhanced.

Questions related to the Policies and Procedures should be directed in writing addressed to the Proxy Administrator at the address below:

                               ANDREW M. FISHMAN
                        HORIZON ASSET MANAGEMENT, INC.
                    470 PARK AVENUE SOUTH, 4TH FLOOR SOUTH
                           New York, New York 10016

                                    PART C

                               OTHER INFORMATION

ITEM 23. EXHIBITS

(a) Trust Instrument of Registrant as amended and restated on August 14, 2000 (Exhibit incorporated by reference as filed as Exhibit (a) in post-effective amendment No. 83 via EDGAR on September 29, 2000, accession number 0001004402-00-000327).

(b) By-Laws of Registrant (Exhibit incorporated by reference as filed as Exhibit (b) in post-effective amendment No. 187 via EDGAR on December 28, 2005, accession number 0001275125-05-000626).

(c) See Sections 2.04 and 2.07 of the Trust Instrument as filed as Exhibit (a).

(d) (1) Investment Advisory Agreement between Registrant and H.M. Payson & Co. (Exhibit incorporated by reference as filed as Exhibit (5)(a) in post-effective amendment No. 62 via EDGAR on May 26, 1998, accession number 0001004402-98-000307).

     (2) Investment Advisory Agreement between Registrant and Austin Investment Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (5)(d) in post-effective amendment No. 62 via EDGAR on May 26, 1998, accession number 0001004402-98-000307).

     (3) Investment Advisory Agreement between Registrant and Polaris Capital Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (5)(h) in post-effective amendment No. 63 via EDGAR on June 8, 1998, accession number 0001004402-98-000339).

     (4) Investment Advisory Agreement between Registrant and Mastrapasqua & Associates (Exhibit incorporated by reference as filed as Exhibit
         (d)(8) in post-effective amendment No. 81 via EDGAR on July 31, 2000, accession number 0001004402-00-000261).

     (5) Investment Advisory Agreement between Registrant and Winslow Management Company, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(9) in post-effective amendment No. 176 via EDGAR on July 29, 2005, accession number 0001275125-05-000362).

     (6) Investment Advisory Agreement between Registrant and D.F. Dent and Company, Inc. (Exhibit incorporated by reference as filed as Exhibit
         (d)(11) in post-effective amendment No. 99 via EDGAR on July 31, 2001, accession number 0001004402-01-500152).

     (7) Management Agreement between Registrant and King Investment Advisors, Inc. (Exhibit incorporated by reference as filed as Exhibit (d)(13) in post-effective amendment No. 104 via EDGAR on October 30, 2001, accession number 0001004402-01-500264).

     (8) Investment Sub-Advisory Agreement between Brown Investment Advisory Incorporated and Philadelphia International Advisors, LP (Exhibit incorporated by reference as filed as Exhibit (d)(15) in post-effective amendment No. 125 via EDGAR on January 27, 2003, accession number 0001004402-03-000044).

     (9) Sub-Advisory Agreement between Brown Investment Advisory Incorporated and Cardinal Capital Management, L.L.C. (Exhibit incorporated by reference as filed as Exhibit (d)(15) in post-effective amendment
         No. 137 via EDGAR on October 30, 2003, accession number
         0001004402-03-000559).

     (10)Investment Advisory Agreement between Registrant and AH Lisanti Capital Growth, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(15) in post-effective amendment No. 188 via EDGAR on February 24, 2006, accession number 0001275125-06-000062).

     (11)Management Agreement between Registrant and Auxier Asset Management (Exhibit incorporated by reference as filed as Exhibit (d) (19) in post-effective amendment No. 180 via Edgar on September 27, 2005, accession number 0001275125-05-000478).

     (12)Investment Advisory Agreement between Registrant and Windowpane Advisors LLC (Exhibit incorporated by reference as filed as Exhibit
         (d) (20) in post-effective amendment No. 180 via Edgar on September 27, 2005, accession number 0001275125-05-000478).

     (13)Sub-Advisory Agreement between Windowpane Advisors LLC and Hellman, Jordan Management Co., Inc. (Exhibit incorporated by reference as filed as Exhibit (d)(21) in post-effective amendment No. 176 via EDGAR on July 29, 2005, accession number 0001275125-05-000362).

     (14)Investment Advisory Agreement between Registrant and Absolute Investment Advisers, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(21) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

     (15)Sub-Advisory Agreements between Absolute Investment Advisers, LLC and each sub-adviser to Absolute Strategies Fund (Exhibit incorporated by reference as filed as Exhibit (d)(22) in post-effective amendment
         No. 171 via EDGAR on May 6, 2005, accession number
         0001275125-05-000241).

     (16)Investment Advisory Agreement between Registrant and Merk Investments, LLC (Exhibit incorporated by reference as filed as Exhibit (d) (25) in post-effective amendment No. 180 via Edgar on September 27, 2005, accession number 0001275125-05-000478).

     (17)Investment Advisory Agreement between Registrant and Dover Corporate Responsibility Management LLC (Exhibit incorporated by reference as filed as Exhibit (d) (26) in post-effective amendment No. 180 via Edgar on September 27, 2005, accession number 0001275125-05-000478).

     (18)Interim Investment Advisory Agreement between Registrant and Golden Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(25) in post-effective amendment No. 188 via EDGAR on February 24, 2006, accession number 0001275125-06-000062).

     (19)Investment Advisory Agreement between Registrant and Golden Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit
         (d)(24) in post-effective amendment No. 193 via EDGAR on April 28, 2006, accession number 0001193125-06-093182.

     (20)Investment Advisory Agreement between Registrant and Spears, Grisanti & Brown, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(26) in post-effective amendment No. 187 via EDGAR on December 28, 2005, accession number 0001275125-05-000626).

     (21)Investment Advisory Agreement between Registrant and Brown Investment Advisory Incorporated regarding Brown Advisory Funds (Exhibit incorporated by reference as filed as Exhibit (d)(21) in post-effective amendment No. 198 via EDGAR on November 28, 2006, accession number 0001193125-06-243002).

     (22)Sub-Advisory Agreement between Brown Investment Advisory Incorporated and Walter Scott & Partners Limited regarding Brown Advisory International Fund (Exhibit incorporated by reference as filed as Exhibit (d)(28) in post-effective amendment No. 197 via EDGAR on October 30, 2006 accession number 0001193125-06-218204).

     (23)Investment Advisory Agreement between Registrant and Alex. Brown Investment Management regarding Flag Investors - Equity Opportunity Fund and Flag Investors - Income Opportunity Fund (Exhibit incorporated by reference as filed as Exhibit (d)(23) in post-effective amendment No. 198 via EDGAR on November 28, 2006, accession number 0001193125-06-243002).

     (24)Form of Investment Advisory Agreement between Registrant and Third Millennium Investment Advisors, LLC regarding Third Millennium Russia Fund to be filed by further amendment.

     (25)Sub-Advisory Agreement between Absolute Investment Advisers, LLC and Mohican Financial Management, LLC, regarding Absolute Strategies Fund to be filed by further amendment.

     (26)Form of Investment Advisory Agreement between Registrant and Liberty Street Advisors, LLC regarding Liberty Street Horizon Fund to be filed by further amendment.

     (27)Sub-Advisory Agreement between Liberty Street Advisors, LLC and Horizon Asset Management, Inc. regarding Liberty Street Horizon Fund to be filed by further amendment.

     (28)Sub-Advisory Agreement between Absolute Investment Adviser, LLC and Kovitz Investment Group, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(28) in post-effective amendment No. 203 via EDGAR on February 28, 2007, accession number 0001193125-07-042714).

(e) (1) Form of Selected Dealer Agreement between Foreside Fund Services, LLC and securities brokers (Exhibit incorporated by reference as filed as Exhibit incorporated by reference as filed as Exhibit (e)(1) in post-effective amendment No. 120 via EDGAR on December 6, 2002, accession number 0001004402-02-000540).

     (2) Distribution Agreement between Registrant and Foreside Fund Services, LLC dated November 24, 2003 as amended and restated October 1, 2004 and August 8, 2005 (Exhibit (e)(2)) in post-effective amendment
         No. 195 via EDGAR on September 15, 2006 accession number
         0001275125-06-000394.)

(f)      None.

(g) (1) Custodian Agreement between Registrant and Brown Investment Advisory & Trust Company relating to Brown Advisory Funds (Exhibit incorporated by reference as filed as Exhibit (g)(3) in post-effective amendment No. 130 via EDGAR on July 15, 2003, accession number
         0001004402-03-000431).

     (2) Global Custodial Services Agreement between Forum Funds and Citibank, N.A (Exhibit incorporated by reference as filed as Exhibit (g)(4) in post-effective amendment No. 176 via EDGAR on July 29, 2005, accession number 0001275125-05-000362).

(h) (1) Administration Agreement between Registrant and Forum Administrative Services, LLC dated September 30, 2004 (Exhibit incorporated by reference as filed as Exhibit (h)(1) in post-effective amendment
         No. 160 via EDGAR on December 30, 2004, accession number
         0001275125-04-000450).

     (2) Fund Accounting Agreement between Registrant and Forum Accounting Services, LLC dated November 24, 2003 (Exhibit incorporated by reference as filed as Exhibit (h)(2) in post-effective amendment No. 140 via EDGAR on December 31, 2003, accession number
         0001004402-03-000651).

     (3) Transfer Agency and Services Agreement between Registrant and Forum Shareholder Services, LLC dated November 24, 2003 (Exhibit incorporated by reference as filed as Exhibit (h)(3) in post-effective amendment No. 140 via EDGAR on December 31, 2003, accession number 0001004402-03-000651).

     (4) Shareholder Service Plan of Registrant dated March 18, 1998 and Form of Shareholder Service Agreement relating to Polaris Global Value Fund (Exhibit incorporated by reference as filed as Exhibit (9)(d) in post-effective amendment No. 65 via EDGAR on September 30, 1998, accession number 0001004402-98-000530).

     (5) Shareholder Service Plan of Registrant dated July 1, 2000 relating to Mastrapasqua Growth Value Fund (Exhibit incorporated by reference as filed as Exhibit (h)(7) in post-effective amendment No. 82 via EDGAR on August 14, 2000, accession number 0001004402-00-000283).

     (6) Shareholder Service Plan of Registrant dated March 29, 2001, relating to Winslow Green Growth Fund (Exhibit incorporated by reference as filed as Exhibit (h)(12) in post-effective amendment No. 91 via EDGAR on April 3, 2001, accession number 0001004402-01-000118).

     (7) Shareholder Service Plan of Registrant dated November 24, 2003 relating to Adams Harkness Small Cap Growth Fund (Exhibit incorporated by reference as filed as Exhibit (h)(9) in post-effective amendment No. 142 via EDGAR on February 26, 2004, accession number
         0001275125-04-000027).

     (8) Shareholder Service Plan of Registrant dated September 14, 2004 relating to Jordan Opportunity Fund (Exhibit incorporated by reference as filed as Exhibit (h) (10) in post-effective amendment No. 151 via EDGAR on September 17, 2004, accession number 0001275125-04-000313).

     (9) Shareholder Service Plan of Registrant dated September 22, 2004 relating to Brown Advisory Funds (Exhibit incorporated by reference as filed as Exhibit (h)(11) in post-effective amendment No. 187 via EDGAR on December 28, 2005, accession number 0001275125-05-000626).

     (10)Contractual Fee Waiver Agreement between Registrant and King Investment Advisors, Inc. regarding Fountainhead Special Value Fund dated February 28, 2007 to be filed by further amendment.

     (11)Contractual Fee Waiver Agreement between Registrant and Winslow Management Company, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(11) in post-effective amendment No. 198 via EDGAR on November 28, 2006, accession number 0001193125-06-243002).

     (12)Contractual Fee Waiver Agreement between Registrant and D.F. Dent and Company, Inc. regarding DF Dent Premier Growth Fund (Exhibit incorporated by reference as filed as Exhibit (h)(15) in post-effective amendment No. 193 via EDGAR on July 31, 2006 accession number 0001275125-06-000276).

     (13)Contractual Fee Waiver Agreement between Registrant and AH Lisanti Capital Growth, LLC regarding Adams Harkness Small Cap Growth Fund dated March 30, 2006 (Exhibit incorporated by reference as filed as Exhibit (h)(16) in post-effective amendment No. 191 via EDGAR on April 25, 2006, accession number 0001193125-06-088043)

     (14)Contractual Fee Waiver Agreement between Registrant and Auxier Asset Management LLC regarding Auxier Focus Fund dated October 16, 2006 (Exhibit incorporated by reference as filed as Exhibit (h)(17) in post-effective amendment No. 197 via EDGAR on October 30, 2006 accession number 0001193125-06-218204).

     (15)Contractual Fee Waiver Agreement between Registrant and Absolute Investment Advisers, LLC regarding Absolute Strategies Fund dated November 22, 2005 (Exhibit incorporated by reference as filed as Exhibit (h)(19) in post-effective amendment No. 188 via EDGAR on February 24, 2006, accession number 0001275125-06-000062).

     (16)Contractual Fee Waiver Agreement between Registrant and Dover Corporate Responsibility Management LLC regarding Dover Responsibility Fund dated March 1, 2007 (Exhibit incorporated by reference as filed as Exhibit (h)(16) in post-effective amendment No. 203 via EDGAR on February 28, 2007, accession number 0001193125-07-042714).

     (17)Contractual Fee Waiver Agreement between Registrant and Brown Investment Advisory Incorporated regarding Brown Advisory Opportunity Fund (Exhibit incorporated by reference as filed as Exhibit (h)(20) in post-effective amendment No. 193 via EDGAR on April 28, 2006, accession number 0001193125-06-093182)

     (18)Form of Contractual Fee Waiver Agreement between Registrant and Alex. Brown Investment Management regarding Flag Investors Equity Opportunity Fund and Flag Investors Income Opportunity Fund (Exhibit incorporated by reference as filed as Exhibit (h)(21) in post-effective amendment No. 195 via EDGAR on September 15, 2006 accession number 0001275125-06-000394.)

     (19)Form of Contractual Fee Waiver Agreement between Registrant and Third Millennium Investment Advisors, LLC regarding Third Millennium Russia Fund to be filed by further amendment.

     (20)Compliance Services Agreement between Registrant and Foreside Compliance Services, LLC dated October 1, 2004 as amended and restated June 1, 2005 and August 8, 2006 (Exhibit (h)(22) in post-effective amendment No. 195 via EDGAR on September 15, 2006 accession number 0001275125-06-000394.)

(i)      To be filed by further amendment.

(j)      None.

(k)      None.

(l) Investment Representation letter of Reich & Tang, Inc. as original purchaser of shares of Registrant (Exhibit incorporated by reference as filed as Exhibit (13) in post-effective amendment No. 62 via EDGAR on May 26, 1998, accession number 0001004402-98-000307).

(m) (1) Rule 12b-1 Plan adopted by Forum Funds for Absolute Strategies Fund, Auxier Focus Fund, Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund, Brown Advisory Opportunity Fund, Brown Advisory Intermediate Income Fund, Dover Responsibility Fund, Golden Large Core Value Fund, Golden Small Core Value Fund, Merk Hard Currency Fund, Shaker Fund, SteepleView Fund, Flag Investors - Equity Opportunity Fund and Flag Investors - Income Opportunity Fund (Exhibit incorporated by reference as filed as Exhibit (m)(1) in post-effective amendment No. 195 via EDGAR on September 15, 2006 accession number 0001275125-06-000394.)

(n) (1) Rule 18f-3 Plan dated August 1, 2002 (as amended February 13, 2006) adopted by Registrant for Brown Advisory Small-Cap Growth Fund, Brown Advisory Intermediate Income Fund, Brown Advisory Value Equity Fund, Brown Advisory Growth Equity Fund, Brown Advisory International Fund, Brown Advisory Maryland Bond Fund, Brown Advisory Real Estate Fund, Brown Advisory Opportunity Fund and Brown Advisory Small-Cap Value Fund (Exhibit incorporated by reference as filed as Exhibit (n)(2) in post-effective amendment No. 188 via EDGAR on February 24, 2006, accession number 0001275125-06-000062).

     (2) Rule 18f-3 Plan dated September 14, 2004 adopted by Registrant for Auxier Focus Fund (Investor, A and C Shares) (Exhibit incorporated by reference as filed as Exhibit n(3) in post-effective amendment No. 151 via EDGAR on September 17, 2004, accession number
         0001275125-04-000313).

     (3) Rule 18f-3 Plan adopted by Registrant for Absolute Strategies Fund (Exhibit incorporated by reference as filed as Exhibit (n)(5) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

     (4) Rule 18f-3 Plan adopted by Registrant for Merk Hard Currency Fund (Exhibit incorporated by reference as filed as Exhibit (n)(6) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

     (5) Rule 18f-3 Plan adopted by Registrant for Dover Responsibility Fund (Exhibit incorporated by reference as filed as Exhibit (n)(7) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

     (6) Rule 18f-3 Plan adopted by Registrant for Golden Large Core Value Fund and Golden Small Core Value Fund (Exhibit incorporated by reference as filed as Exhibit (n)(8) in post-effective amendment No. 179 via EDGAR on August 12, 2005, accession number 0001275125-05-000389).

     (7) Rule 18f-3 Plan adopted by Registrant for Winslow Green Growth Fund (Exhibit incorporated by reference as filed as Exhibit (n)(8) in post-effective amendment No. 193 via EDGAR on April 28, 2006, accession number 0001193125-06-093182).

     (8) Rule 18f-3 Plan adopted by Registrant for Flag Investors - Equity Opportunity Fund and Flag Investors - Income Opportunity Fund (Exhibit incorporated by reference as filed as Exhibit (n)(8) in post-effective amendment No. 198 via EDGAR on November 28, 2006, accession number 0001193125-06-243002).

     (9) Rule 18f-3 Plan adopted by Registrant for Third Millennium Russia Fund to be filed by further amendment.

     (10)Rule 18f-3 Plan adopted by Registrant for Liberty Street Horizon Fund to be filed by further amendment.

(p) (1) Code of Ethics adopted by Registrant (Exhibit incorporated by reference as filed as Exhibit (p)(1) in post-effective amendment No. 176 via EDGAR on July 29, 2005, accession number
         0001275125-05-000362).

     (2) Code of Ethics adopted by Brown Investment Advisory Incorporated (Exhibit incorporated by reference as filed as Exhibit (p)(2) in post-effective amendment No. 175 via Edgar on July 1, 2005, accession number 0001275125-05-000327).

     (3) Code of Ethics adopted by H.M. Payson & Co (Exhibit incorporated by reference as filed as Exhibit (p)(3) in post-effective amendment No. 83 via EDGAR on September 29, 2000, accession number
         0001004402-00-000327).

     (4) Code of Ethics adopted by Austin Investment Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(4) in post-effective amendment No. 82 via EDGAR on August 14, 2000, accession number 0001004402-00-000283).

     (5) Code of Ethics adopted by Polaris Capital Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(6) in post-effective amendment No. 157 via EDGAR on December 9, 2004, accession number 0001275125-04-000419).

     (6) Code of Ethics adopted by Mastrapasqua & Associates (Exhibit incorporated by reference as filed as Exhibit (p)(11) in post-effective amendment No. 79 via EDGAR on May 31, 2000, accession number 0001004402-00-000185).

     (7) Code of Ethics adopted by Winslow Management Company, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(9) in post-effective amendment No. 187 via EDGAR on December 28, 2005, accession number 0001275125-05-000626).

     (8) Code of Ethics adopted by D.F. Dent and Company, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(14) in post-effective amendment No. 98 via EDGAR on June 28, 2001, accession number 0001004402-01-500127).

     (9) Code of Ethics adopted by King Investment Advisors, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(11) in post effective amendment No.166 via EDGAR on February 28, 2005, accession number 0001275125-05-000122).

     (10)Code of Ethics adopted by Philadelphia International Advisors, LP (Exhibit incorporated by reference as filed as Exhibit (p)(12) in post-effective amendment No. 191 via EDGAR on April 25, 2006, accession number 0001193125-06-088043)

     (11)Code of Ethics adopted by Cardinal Capital Management, L.L.C. (Exhibit incorporated by reference as filed as Exhibit (p)(13) in post-effective amendment No. 191 via EDGAR on April 25, 2006, accession number 0001193125-06-088043)

     (12)Code of Ethics adopted by AH Lisanti Capital Growth, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(14) in post-effective amendment No. 197 via EDGAR on October 30, 2006 accession number 0001193125-06-218204).

     (13)Code of Ethics adopted by Citigroup Global Transaction Services, Fund Services (Exhibit incorporated by reference as filed as Exhibit
         (p) (1) in post-effective amendment No. 147 via EDGAR on July 30, 2004, accession number 0001275125-04-000225).

     (14)Code of Ethics adopted by Walter Scott & Partners Limited (Exhibit incorporated by reference as filed as Exhibit (p)(16) in post-effective amendment No. 191 via EDGAR on April 25, 2006, accession number 0001193125-06-088043)

     (15)Code of Ethics adopted by Auxier Asset Management LLC (Exhibit incorporated by reference as filed as Exhibit (p)(17) in post-effective amendment No. 157 via EDGAR on December 9, 2004, accession number 0001275125-04-000419).

     (16)Code of Ethics adopted by Windowpane Advisors, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(18) in post-effective amendment No. 162 via EDGAR on February 23, 2005, accession number 0001275125-05-00085).

     (17)Code of Ethics adopted by Hellman, Jordan Management Co., Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(19) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

     (18)Code of Ethics adopted by Forum Investment Advisors, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(21) in post-effective amendment No. 157 via EDGAR on December 9, 2004, accession number 0001275125-04-000419).

     (19)Code of Ethics adopted by Absolute Investment Advisers, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(23) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

     (20)Code of Ethics adopted by Aronson+Johnson+Ortiz, LP (Exhibit incorporated by reference as filed as Exhibit (p)(24) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

     (21)Code of Ethics adopted by Bernzott Capital Advisors (Exhibit incorporated by reference as filed as Exhibit (p)(25) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

     (22)Code of Ethics adopted by Contravisory Research & Management Corp. (Exhibit incorporated by reference as filed as Exhibit (p)(26) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

     (23)Code of Ethics adopted by Grantham, Mayo, Van Otterloo & Co., LLC (Exhibit incorporated by reference as filed as Exhibit (p)(27) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

     (24)Code of Ethics adopted by Horizon Asset Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(28) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

     (25)Code of Ethics adopted by Kinetics Asset Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(29) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

     (26)Code of Ethics adopted by Loomis, Sayles & Company, L.P. (Exhibit incorporated by reference as filed as Exhibit (p)(30) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

     (27)Code of Ethics adopted by Metropolitan West Asset Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(31) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

     (28)Code of Ethics adopted by Moody Aldrich Partners, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(32) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

     (29)Code of Ethics adopted by Scout Investment Advisors, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(33) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

     (30)Code of Ethics adopted by SSI Investment Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(34) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

     (31)Code of Ethics adopted by TT International Investment Management (Exhibit incorporated by reference as filed as Exhibit (p)(35) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

     (32)Code of Ethics adopted by TWIN Capital Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(36) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

     (33)Code of Ethics adopted by Yacktman Asset Management Co. (Exhibit incorporated by reference as filed as Exhibit (p)(37) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

     (34)Code of Ethics adopted by Merk Investments, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(38) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number
         0001275125-05-000215).

     (35)Code of Ethics adopted by Dover Corporate Responsibility Management LLC (Exhibit incorporated by reference as filed as Exhibit (p)(39) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

     (36)Code of Ethics adopted by Golden Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(38) in post-effective amendment No. 191 via EDGAR on April 25, 2006, accession number 0001193125-06-088043).

     (37)Code of Ethics adopted by Spears, Grisanti & Brown, LLC (Exhibit incorporated by reference as filed as Exhibit (p) (41) in post-effective amendment No. 180 via Edgar on September 27, 2005, accession number 0001275125-05-000478).

     (38)Code of Ethics adopted by Alex. Brown Investment Management (to be filed by further amendment).

     (39)Code of Ethics adopted by Foreside Fund Services (Exhibit incorporated by reference as filed as Exhibit (p)(42) in post-effective amendment No. 175 via Edgar on July 1, 2005, accession number
         0001275125-05-000327).

     (40)Code of Ethics of Third Millennium to be filed by further amendment.

     (41)Code of Ethics of Mohican Financial Management, LLC to be filed by further amendment.

     (42)Code of Ethics of Liberty Street Advisors, LLC to be filed by further amendment.

     (43)Code of Ethics adopted by Kovitz Financial Group, LLC to be filed by further amendment.

Other Exhibits:

(A) Powers of Attorney for John Y. Keffer, James C. Cheng, Costas Azariadis and
    J. Michael Parish, Trustees of Registrant (Exhibit incorporated by reference as filed as Other Exhibits (A) in post-effective amendment
    No. 187 via EDGAR on December 28, 2005, accession number
    0001275125-05-000626).

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

   None

ITEM 25. INDEMNIFICATION

   In accordance with Section 3803 of the Delaware Business Trust Act,
   Section 10.02 of Registrant's Trust Instrument provides as follows:

   "10.02. INDEMNIFICATION

   (a) Subject to the exceptions and limitations contained in Section (b) below:

      (i) Every Person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof);

      (ii) The words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

   (b) No indemnification shall be provided hereunder to a Covered Person:

      (i) Who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Holders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Covered Person's office or (B) not to have acted in good faith in the reasonable belief that Covered Person's action was in the best interest of the Trust; or

      (ii) In the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee's or officer's office,

        (A) By the court or other body approving the settlement;

        (B) By at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry);

        (C) By written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Holder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

   (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

   (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 5.2 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 5.2; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 5.2.

   (e) Conditional advancing of indemnification monies under this Section 5.2 for actions based upon the 1940 Act may be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount which it is ultimately determined that he is entitled to receive from the Trust by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Trust without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Trust's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

   (f) In case any Holder or former Holder of any Series shall be held to be personally liable solely by reason of the Holder or former Holder being or having been a Holder of that Series and not because of the Holder or former Holder acts or omissions or for some other reason, the Holder or former Holder (or the Holder or former Holder's heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Holder, assume the defense of any claim made against the Holder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series."

   With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreements between the Trust and Austin Investment Management, Inc.; Auxier Asset Management, LLC, H.M. Payson & Co.; and King Investment Advisors, Inc. include language similar to the following:

   "SECTION 4. STANDARD OF CARE. We shall expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, you against any liability to us or to our security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder."

   With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreements between the Trust and Alex. Brown Investment Management; Absolute Investment Advisers, LLC; AH Lisanti Capital Growth, LLC; Brown Investment Advisory Incorporated; D.F. Dent and Company, Inc.; Golden Capital Management, LLC; Mastrapasqua & Associates; Merk Investments, LLC; Polaris Capital Management, Inc.; Spears, Grisanti & Brown, LLC; Windowpane Advisors, LLC; and Winslow Capital Management, LLC provide similarly as follows:

   "SECTION 5. STANDARD OF CARE. (a) The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser's best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable hereunder for error of judgment or mistake of law or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Adviser against any liability to the Trust or to the Trust's security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties hereunder, or by reason of the Adviser's reckless disregard of its obligations and duties hereunder. (b) The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser's employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply."

   With respect to indemnification of the underwriter of the Trust, Section 8 of the Distribution Agreement provides:

   "(a) The Trust will indemnify, defend and hold the Distributor, its employees, agents, directors and officers and any person who controls the Distributor within the meaning of section 15 of the Securities Act or section 20 of the 1934 Act ("Distributor Indemnitees") free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith) which any Distributor Indemnitee may incur, under the Securities Act, or under common law or otherwise, arising out of or based upon (i) the bad faith, willful misfeasance or gross negligence of the Trust in connection with the subject matter of this Agreement; (ii) any material breach by the Trust of its representations an warranties under this Agreement; (iii) any alleged untrue statement of a material fact contained in the Registration Statement or the Prospectuses or arising out of or based upon any alleged omission to state a material fact required to be stated in any one thereof or necessary to make the statements in any one thereof not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished in writing to the Trust in connection with the preparation of the Registration Statement or exhibits to the Registration Statement by or on behalf of the Distributor ("Distributor Claims").

   After receipt of the Distributor's notice of termination under
   Section 13(e), the Trust shall indemnify and hold each Distributor Indemnitee free and harmless from and against any Distributor Claim; provided, that the term Distributor Claim for purposes of this sentence shall mean any Distributor Claim related to the matters for which the Distributor has requested amendment to the Registration Statement and for which the Trust has not filed a Required Amendment, regardless of with respect to such matters whether any statement in or omission from the Registration Statement was made in reliance upon, or in conformity with, information furnished to the Trust by or on behalf of the Distributor.

   (b) The Trust may assume the defense of any suit brought to enforce any Distributor Claim and may retain counsel of good standing chosen by the Trust and approved by the Distributor, which approval shall not be withheld unreasonably. The Trust shall advise the Distributor that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Trust assumes the defense of any such suit and retains counsel, the defendants shall bear the fees and expenses of any additional counsel that they retain. If the Trust does not assume the defense of any such suit, or if Distributor does not approve of counsel chosen by the Trust or has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Trust, the Trust will reimburse any Distributor Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that person retains. A Distributor Indemnitee shall not settle or confess any claim without the prior written consent of the Trust, which consent shall not be unreasonably withheld or delayed.

   (c) The Distributor will indemnify, defend and hold the Trust and its several officers and trustees (collectively, the "Trust Indemnitees"), free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith), but only to the extent that such claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses result from, arise out of or are based upon:

      (i) any alleged untrue statement of a material fact contained in the Registration Statement or Prospectus or any alleged omission of a material fact required to be stated or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust in writing in connection with the preparation of the Registration Statement or Prospectus by or on behalf of the Distributor; or

      (ii) any act of, or omission by, the Distributor or its sales representatives that does not conform to the standard of care set forth in
   Section 7 of this Agreement ("Trust Claims").

   (d) The Distributor may assume the defense of any suit brought to enforce any Trust Claim and may retain counsel of good standing chosen by the Distributor and approved by the Trust, which approval shall not be withheld unreasonably. The Distributor shall advise the Trust that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Distributor assumes the defense of any such suit and retains counsel, the defendants shall bear the fees and expenses of any additional counsel that they retain. If the Distributor does not assume the defense of any such suit, or if the Trust does not approve of counsel chosen by the Distributor or has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Distributor, the Distributor will reimburse any Trust Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that person retains. A Trust Indemnitee shall not settle or confess any claim without the prior written consent of the Distributor, which consent shall not be unreasonably withheld or delayed.

   (e) The Trust's and the Distributor's obligations to provide indemnification under this Section is conditioned upon the Trust or the Distributor receiving notice of any action brought against a Distributor Indemnitee or Trust Indemnitee, respectively, by the person against whom such action is brought within twenty (20) days after the summons or other first legal process is served. Such notice shall refer to the person or persons against whom the action is brought. The failure to provide such notice shall not relieve the party entitled to such notice of any liability that it may have to any Distributor Indemnitee or Trust Indemnitee except to the extent that the ability of the party entitled to such notice to defend such action has been materially adversely affected by the failure to provide notice.

   (f) The provisions of this Section and the parties' representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Distributor Indemnitee or Trust Indemnitee and shall survive the sale and redemption of any Shares made pursuant to subscriptions obtained by the Distributor. The indemnification provisions of this Section will inure exclusively to the benefit of each person that may be a Distributor Indemnitee or Trust Indemnitee at any time and their respective successors and assigns (it being intended that such persons be deemed to be third party beneficiaries under this Agreement).

   (g) Each party agrees promptly to notify the other party of the commencement of any litigation or proceeding of which it becomes aware arising out of or in any way connected with the issuance or sale of Shares.

   (h) Nothing contained herein shall require the Trust to take any action contrary to any provision of its Organic Documents or any applicable statute or regulation or shall require the Distributor to take any action contrary to any provision of its Articles of Incorporation or Bylaws or any applicable statute or regulation; provided, however, that neither the Trust nor the Distributor may amend their Organic Documents or Articles of Incorporation and Bylaws, respectively, in any manner that would result in a violation of a representation or warranty made in this Agreement.

   (i) Nothing contained in this section shall be construed to protect the Distributor against any liability to the Trust or its security holders to which the Distributor would otherwise be subject by reason of its failure to satisfy the standard of care set forth in Section 7 of this Agreement."

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

(a) Winslow Management Company, LLC

   The following chart reflects the directors and officers of Winslow, including their business connections, which are of a substantial nature. The address of Winslow is 99 High Street, 12th Floor, Boston, Massachusetts 02104 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

   Name                   Title                     Business Connection
   ----                   ------------------------  ------------------------
   Jack W. Robinson       President and Chief       Winslow, Adams Harkness
                          Investment Officer        Financial Group
   Elizabeth Cluett Thors Partner                   Winslow
   Matthew W. Patsky      Partner                   Winslow

(b) AH Lisanti Capital Growth, LLC

   The following chart reflects the directors and officers of AH Lisanti, including their business connections, which are of a substantial nature. The address of AH Lisanti is 623 5th Avenue, New York, NY 10022 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

   Name         Title                     Business Connection
   ----         ------------------------  ----------------------------------
   Mary Lisanti President                 AH Lisanti
   John Adams   Chairman                  AH Lisanti, Canaccord Adams Inc.
   Kevin Dunn   Director                  AH Lisanti, Canaccord Adams Inc.

(c) Austin Investment Management, Inc.

   The following chart reflects the director and officer of Austin, including his business connections, which are of a substantial nature. The address of Austin is 375 Park Avenue, New York, New York 10152.

   Name          Title                          Business Connection
   ----          -----------------------------  ---------------------------
   Peter Vlachos Director, President,           Austin
                 Treasurer, Secretary

(d) Auxier Asset Management LLC

   The following chart reflects the directors and officers of Auxier, including their business connections, which are of a substantial nature. The address of Auxier is 5000 S.W. Meadows Road, Suite 410, Lake Oswego, OR 97035-2224 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

   Name             Title                          Business Connection
   ----             -----------------------------  ------------------------
   James J. Auxier  Chief Executive Officer        Auxier
   Shauna C. Tweedy Chief Financial Officer        Auxier

(e) Brown Investment Advisory Incorporated

   The following chart reflects the directors and officers of Brown, including their business connections, which are of a substantial nature. The address of Brown, Brown Investment Advisory & Trust Company and Brown Advisory Holdings, Incorporated is 901 S. Bond Street, Suite 400, Baltimore, Maryland 21231 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name                Title                        Business Connection
----                ---------------------------- -----------------------------
Michael D. Hankin   President & Director         Brown

                    Director and Chief Executive Brown Investment Advisory and
                    Officer, Trustee             Trust Company
                    Director, President          Brown Advisory
                    and Chief Executive          Holdings,
                    Officer                      Incorporated

David M. Churchill  Treasurer & Director         Brown
                    Treasurer and Chief          Brown Investment
                    Financial Officer            Advisory and Trust
                                                 Company
                    Treasurer and Chief          Brown Advisory
                    Financial Officer            Holdings,
                                                 Incorporated

Christopher Laia    Secretary                    Brown
                    Secretary                    Brown Investment
                                                 Advisory and Trust
                                                 Company
                    Secretary                    Brown Advisory
                                                 Holdings,
                                                 Incorporated

Patrick J. Ventura  Chief Compliance             Brown
                    Officer

(f) Cardinal Capital Management, L.L.C.

   The following chart reflects the directors and officers of Cardinal, including their business connections, which are of a substantial nature. The address of Cardinal is One Fawcett Place, Greenwich, Connecticut 06830 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

   Name                  Title                            Business Connection
   ----                  -------------------------------  -------------------
   Amy K. Minella        Managing Partner                      Cardinal
   Eugene Fox            Managing Director                     Cardinal
   Robert B. Kirkpatrick Managing Director                     Cardinal
   Thomas J. Spelman     Managing Director/Chief               Cardinal
                         Financial Officer/Chief
                         Compliance Officer

(g) D.F. Dent and Company, Inc.

   The following chart reflects the directors and officers of D.F. Dent, including their business connections, which are of a substantial nature. The address of D.F. Dent is 2 East Read Street, Baltimore, Maryland 21201 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

   Name                  Title                            Business Connection
   ----                  -------------------------------  -------------------
   Daniel F. Dent        President and Treasurer               D.F. Dent
   Sutherland C. Ellwood Vice President                        D.F. Dent
   Thomas F. O'Neil      Vice President and Secretary          D.F. Dent
   Linda W. McCleary     Vice President                        D.F. Dent

(h) Golden Capital Management, LLC

   The following chart reflects the directors and officers of Golden Capital Management, LLC including their business connections, which are of a substantial nature. The address of Golden Capital Management, LLC is Five Resource Square, 10715 David Taylor Drive, Suite 150, Charlotte, North Carolina 28262 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name                   Title                          Business Connection
----                   -----------------------------  -------------------------
Greg Golden            Principal, President & CEO     Golden Capital Management
Jeff C. Moser          Principal, Managing Director   Golden Capital Management
Jonathan Cangalosi     Managing Director              Golden Capital Management
Lynette Alexander      Managing Director & CCO        Golden Capital Management
Robi Elnekave          Managing Director              Golden Capital Management

(i) H.M. Payson & Co.

   The following chart reflects the directors and officers of H.M. Payson & Co., including their business connections, which are of a substantial nature. The address of H.M. Payson & Co. is One Portland Square, Portland, Maine 04101.

Name                   Title                          Business Connection
----                   -----------------------------  ------------------------
John C. Downing        Managing Director, Treasurer   H.M. Payson & Co.
Thomas M. Pierce       Managing Director              H.M. Payson & Co.
Peter E. Robbins       Managing Director              H.M. Payson & Co.
John H. Walker         Managing Director, President   H.M. Payson & Co.
Teresa M. Esposito     Managing Director              H.M. Payson & Co.
John C. Knox           Managing Director              H.M. Payson & Co.
Harold J. Dixon        Managing Director              H.M. Payson & Co.
Michael R. Currie      Managing Director              H.M. Payson & Co.
William O. Hall, III   Managing Director              H.M. Payson & Co.

(j) King Investment Advisors, Inc.

   The following chart reflects the directors and officers of King, including their business connections, which are of a substantial nature. The address of King is 1980 Post Oak Boulevard, Suite 2400, Houston, Texas 77056-3898 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name               Title                         Business Connection
----               ----------------------------- ------------------------------
Roger E. King      Chairman and President        King
John R. Servis     Director                      King
                   Owner, Commercial Real Estate John R. Servis Properties
                                                  602 Hallie, Houston, TX 77024
Pat H. Swanson     Compliance Officer            King
Jane D. Lightfoot  Secretary/Treasurer           King

(k) Mastrapasqua & Associates, Inc.

   The following chart reflects the directors and officers of Mastrapasqua, including their business connections, which are of a substantial nature. The address of Mastrapasqua is 814 Church Street, Suite 600, Nashville, Tennessee, 37203 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name                   Title                               Business Connection
----                   ----------------------------------- -------------------
Frank Mastrapasqua     Chairman, CEO and Portfolio Manager Mastrapasqua
Mauro M. Mastrapasqua  First Vice President-E Commerce     Mastrapasqua
                         and Strategy Associate Portfolio
                         Manager

(l) Philadelphia International Advisors, LP

   The following chart reflects the directors and officers of PIA, including their business connections, which are of a substantial nature. The address of PIA is One Liberty Place, 1650 Market Street, Philadelphia, PA 19103 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name                          Title                    Business Connection
----                          -----------------------  -----------------------
Andrew B. Williams, CFA       Chief Investment         PIA
                              Officer and
                              Lead Portfolio Manager
                              Treasurer                Treasurer, Germantown
                                                       Friends' School
                                                       31 West Coulter Street
                                                       Philadelphia, PA 19144

Robert C. Benthem de Grave    Portfolio Manager        PIA
Frederick B. Herman, III, CFA Portfolio Manager        PIA
Peter W. O'Hara, CFA          Portfolio Manager        PIA
Christopher S. Delpi, CFA     Director of Research     PIA
James S. Lobb                 Managing Director of     PIA
                                Sales & Service
                              Board Member             Riddle Memorial
                                                       Hospital 1068 West
                                                       Baltimore Pike Media,
                                                       PA 19063

Scott E. Decatur, PhD         Director of              PIA
                                Quantitative Research
Thomas R. Angers, CFA         Research Analyst         PIA
Wei Huang, PhD                Research Analyst         PIA
Kent E. Weaver, Jr., CFA      Director of Client       PIA
                              Service/CCO

(m) Polaris Capital Management, Inc.

   The following chart reflects the directors and officers of Polaris, including their business connections, which are of a substantial nature. The address of Polaris is 125 Summer Street, Boston, Massachusetts 02110 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name                   Title                         Business Connection
----                   ----------------------------  -------------------------
Bernard R. Horn, Jr.   President, Portfolio Manager  Polaris
Edward E. Wendell, Jr. Treasurer                     Polaris
                       President                     Boston Investor Services,
                                                     Inc.

(n) Spears, Grisanti & Brown, LLC

   The following chart reflects the directors and officers of Spears, Grisanti & Brown, LLC, including their business connections, which are of a substantial nature. The address of Shaker is 45 Rockefeller Plaza, 17th Floor, New York, New York, 10111 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name                      Title                     Business Connection
----                      ------------------------  --------------------------
William G. Spears         Director and Principal    Spears, Grisanti & Brown
Vance C.Brown             Principal                 Spears, Grisanti & Brown
Christopher C. Grisanti   Principal                 Spears, Grisanti & Brown

(o) Windowpane Advisors, LLC

   The following chart reflects the directors and officers of Windowpane, including their business connections, which are of a substantial nature. The address of Windowpane is 60 W. Broadway, Suite 1010, San Diego, California 92101-3355 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name                         Title                        Business Connection
----                         ---------------------------  --------------------
Michael Stolper              Managing Member              Windowpane
Barbara Ann Malone           Managing Member              Windowpane

(p) Hellman, Jordan Management Co., Inc.

   The following chart reflects the directors and officers of Hellman, including their business connections, which are of a substantial nature. The address of Hellman is 75 State Street, Boston, Massachusetts 02109 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name                         Title                        Business Connection
----                         ---------------------------  --------------------
Gerald R. Jordan, Jr.        Chairman                     Hellman
Gerald Reid Jordan           President                    Hellman
Nicholas Gleysteen           Senior Vice President        Hellman
Susan G. Lynch               Vice President               Hellman
Luke Murphy                  Vice President               Hellman
Ethan T. Brown               Vice President               Hellman

(q) Walter Scott & Partners Limited

   The following chart reflects the directors and officers of Walter Scott, including their business connections, which are of a substantial nature. The address of Walter Scott is One Charlotte Square, Edinburgh, Scotland EH2 4DZ and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name                        Title                          Business Connection
----                        ------------------------------ -------------------
Walter G. Scott             Chairman                       Walter Scott
John Clark                  Director                       Walter Scott
Marilyn R. Harrison         Director                       Walter Scott
Kenneth J. Lyall            Director                       Walter Scott
James D. Smith              Director                       Walter Scott
Pamela J. Maxton            Director                       Walter Scott
Alistair Lyon-Dean          Secretary and Chief Compliance
                             Officer                       Walter Scott
Alan McFarlane              Managing Director              Walter Scott
Sharon F. Bentley-Hamlyn    Director                       Walter Scott
Rodger H. Nisbet            Director                       Walter Scott

(r) Absolute Investment Advisers, LLC

   The following chart reflects the directors and officers of Absolute, including their business connections, which are of a substantial nature. The address of Absolute is 94 Station St., Suite 202, Hingham, MA 02043 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name                         Title                     Business Connection
----                         ------------------------  -----------------------
Anthony R. Bosch             Principal                 Absolute
Brian D. Hlidek              Principal                 Absolute
James P. Compson             Principal                 Absolute
Christian E. Aymond          Principal                 Absolute
Alexander H. Petro           Principal                 Absolute
Fort Hill Capital Management Direct Owner              Absolute

(s) Aronson+Johnson+Ortiz, LP

   The following chart reflects the directors and officers of Aronson, including their business connections, which are of a substantial nature. The address of Aronson is 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name                      Title                      Business Connection
----                      -------------------------- -------------------------
Theodore R. Aronson       Managing Principal;        Aronson;
                           Limited Partner;
                          Member of Aronson+         Member of
                          Johnson+ Ortiz, LLC         Aronson+Johnson+Ortiz,
                                                      LLC
Martha E. Ortiz           Principal; Limited Partner Aronson
Kevin M. Johnson          Principal; Limited Partner Aronson
Paul E. Dodge             Principal; Limited Partner Aronson
Stefani Cranston          Principal; Limited Partner Aronson
Gina Maria N. Moore       Principal; Limited Partner Aronson
Gregory J. Rogers         Principal; Limited Partner Aronson
Aronson+Johnson+Ortiz,    General Partner            Aronson
 LLC
Joseph F. Dietrick        Chief Compliance Officer;  Aronson
                           Chief Legal Officer
Douglas D. Dixon          Principal; Limited Partner Aronson
Robert B. Wenzinger       Principal; Limited Partner Aronson

(t) Bernzott Capital Advisors

   The following chart reflects the directors and officers of Bernzott, including their business connections, which are of a substantial nature. The address of Bernzott is 888 W. Ventura Blvd., Suite B, Camarillo, California 93010-8383 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name                        Title                        Business Connection
----                        ---------------------------  ---------------------
Kevin Bernzott              Chairman; CEO;               Bernzott
                             Compliance Officer
Peter F. Banks              President;                   Bernzott
                             Chief Investment Officer
Dale A. Eucker              Director                     Bernzott
Randall A. Schouten         Director                     Bernzott
Priscilla A. Olsen          Director                     Bernzott
Peter D. Demartino          Director                     Bernzott
Thomas A. Derse             Chief Financial Officer      Bernzott
Kathleen A. Loretto         Director                     Bernzott
Bernzott Capital Advisors   Shareholder                  Bernzott
Profit Sharing Plan
Margaret A. Schouten        Director                     Bernzott

(u) Contravisory Research & Management Corp.

   The following chart reflects the directors and officers of Contravisory, including their business connections, which are of a substantial nature. The address of Contravisory is 99 Derby Street, Suite 302, Hingham, Massachusetts 02043 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name                           Title                  Business Connection
----                           ---------------------  ------------------------
George E. Noonan, Jr.          President              Contravisory
William M. Noonan              Vice President         Contravisory
Philip A. Noonan               Vice President         Contravisory

(v) Grantham, Mayo, Van Otterloo & Co., LLC

   The following chart reflects the directors and officers of GMO, including their business connections, which are of a substantial nature. The address of GMO is 40 Rowes Wharf, Boston, Massachusetts 02110 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name                      Title                            Business Connection
----                      -------------------------------  -------------------
Robert J. Grantham        Founding Member;                 GMO
                           GMO, LLC Board Chairman
Scott E. Eston            Member; Chief Financial Officer  GMO
Richard A. Mayo           Capital Member                   GMO
Eyk A.D.M. Van Otterloo   Founding Member;                 GMO
                           GMO, LLC Board Member
John W. Rosenblum         Member;                          GMO
                           GMO, LLC Board Member
Christopher Darnell       Member; GMO, LLC Board           GMO
                           Member; Investment Director
Jon L. Hagler             Member;                          GMO
                           GMO, LLC Board Member
Arjun Divecha             Member; GMO, LLC Board           GMO
                           Member; Executive Committee
William Nemerever         Member; Investment Director      GMO
Ann M. Spruill            Member; GMO, LLC Board           GMO
                           Member; Executive Committee;
                           Investment Director
Thomas F. Cooper          Member; Investment Director      GMO
Anthony Ryan              Member; Executive Committee      GMO
Benjamin Inker            Member; Executive Committee;     GMO
                           Investment Director
Julie L. Perniola         Compliance Officer               GMO
Robert M. Soucy           Member; Investment Director      GMO
Kirk Ott                  Member; Investment Director      GMO
Edmond G. Choi            Member; Investment Director      GMO

(w) Horizon Asset Management, Inc.

   The following chart reflects the directors and officers of Horizon, including their business connections, which are of a substantial nature. The address of Horizon is 470 Park Avenue South, 4th Floor South, New York, New York 10016 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name                      Title                          Business Connection
----                      -----------------------------  ---------------------
Denise M. Kashey          Director                       Horizon
Steven Bregman            Director; President            Horizon
Peter Doyle               Director; Vice President;
                           Secretary                     Horizon
Thomas C. Ewing           Director                       Horizon
Andrew M. Fishman         Director of Compliance;
                           General Counsel               Horizon
John Meditz               Vice Chairman; Director        Horizon
Murray Stahl              Chairman; Treasurer            Horizon

(x) Kinetics Asset Management, Inc.

   The following chart reflects the directors and officers of Kinetics, including their business connections, which are of a substantial nature. The address of Kinetics is 16 New Broadway, Sleepy Hollow, New York 10591 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name                      Title                          Business Connection
----                      -----------------------------  ---------------------
Bruce P. Abel             Director; Secretary            Kinetics
Lawrence P. Doyle         Chairman                       Kinetics
Peter Doyle               President; CEO; Director;      Kinetics
                           Chief Investment Strategist

Name                      Title                          Business Connection
----                      -----------------------------  ---------------------
Andrew M. Fishman         Director of Compliance         Kinetics
Leonid Polyakov           Director; CFO                  Kinetics
James G. Doyle            Director; Chief Counsel        Kinetics
Frank Costa               Shareholder                    Kinetics
Kinetics Voting Trust     Trust is Shareholder           Kinetics
Susan C. Conway           Shareholder                    Kinetics
Karen & Larry Doyle       Shareholder                    Kinetics
 Irrevocable Trust
Karen Doyle Trust         Shareholder                    Kinetics
Lawrence Doyle Trust      Shareholder                    Kinetics

(y) Loomis, Sayles & Company, L.P.

   The following chart reflects the directors and officers of Loomis, including their business connections, which are of a substantial nature. The address of Loomis is One Financial Center, Boston, Massachusetts 02111-2621 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name                           Title                               Business Connection
----                           ----------------------------------  -------------------------------
Loomis, Sayles & Company,      General Partner of Registrant       Loomis
 Inc. ("LSCI")
IXIS Asset Management North    Limited Partner of Registrant;      Loomis; Shareholder of IXIS AM
 America, L.P. ("IXIS AM NA")   Shareholder (IXIS AM Holdings)      Holdings
Robert J. Blanding             Chief Executive Officer of          Loomis
                                Registrant;
                                Director of General Partner
Kevin P. Charleston            Chief Financial Officer of          Loomis
                                Registrant;
                                Director of General Partner
Daniel J. Fuss                 Director of General Partner         Loomis
John F. Gallagher              Director of General Partner         Loomis
Lauriann C. Kloppenburg        Director of General Partner         Loomis
Peter S. Voss                  Director of General Partner         Loomis
John R. Gidman                 Director of General Partner         Loomis
Donald P. Ryan                 Chief Compliance Officer of         Loomis
                                Registrant
Jaehoon Park                   Director of General Partner         Loomis
Jean S. Loewenberg             Chief Legal Officer of Registrant;  Loomis
                                Director of General Partner
Mark E. Smith                  Director of General Partner         Loomis
IXIS Asset Management          Shareholder                         LSCI
 Holdings, LLC ("IXIS AM
 Holdings")
IXIS Asset Management US,      General Partner                     IXIS AM NA
 LLC ("IXIS AM US LLC")
IXIS Asset Management US       Limited Partner; Member             IXIS AM NA;
 Corporation ("IXIS AM US")                                         IXIS AM US LLC
IXIS Asset Management          Shareholder of Common Stock         IXIS AM US
 ("IXIS AM")
Caisse Nationale Des Caisses   Shareholder                         IXIS AM GROUP;
 D'Epargne ("CNCE")                                                 IXIS AM US
Caisse Des Depots ET           Shareholder                         CNCE
 Consignations ("CDC")
IXIS Asset Management Group    Shareholder                         IXIS AM
 ("IXIS AM GROUP")

(z) Metropolitan West Asset Management, LLC

   The following chart reflects the directors and officers of Metropolitan, including their business connections, which are of a substantial nature. The address of Metropolitan is 11766 Wilshire Blvd., Suite 1580, Los Angeles, California 90025-6552 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name                      Title                     Business Connection
----                      ------------------------  --------------------------
Metropolitan West         Member                    Metropolitan
 Financial, LLC
Tad Rivelle               Member                    Metropolitan
Laird R. Landmann         Member                    Metropolitan
Scott B. Dubchansky       Member                    Metropolitan
Richard S. Hollander      Director; Member of       Metropolitan; Member of
                           MW Holdings, LLC          MW Holdings, LLC
Lara E. Mulpagano         Chief Operating Officer   Metropolitan
Stephen M. Kane           Member                    Metropolitan
Joseph D. Hattesohl       Chief Financial Officer   Metropolitan
David B. Lippman          Member                    Metropolitan
Anthony C. Scibelli       Member                    Metropolitan
Patrick A. Moore          Member                    Metropolitan
Keith T. Kirk             Chief Compliance Officer  Metropolitan
MW Holdings, LLC          Interest Owner            Metropolitan West
                                                    Financial, LLC

(aa)Moody Aldrich Partners, LLC

   The following chart reflects the directors and officers of Moody, including their business connections, which are of a substantial nature. The address of Moody is 18 Sewall Street, Marblehead, Massachusetts 01945 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name                           Title                   Business Connection
----                           ----------------------  -----------------------
Amory A. Aldrich, Jr.          Member                  Moody
William B. Moody               Member                  Moody
Robert J. Grantham             Member                  Moody
Eyk H.A.D.M. Van Otterloo      Member                  Moody
Scott M. Spangler              Member                  Moody
Michael C. Pierre              Member                  Moody
Timothy J. Ehrman              Member                  Moody

(bb)Scout Investment Advisors, Inc.

   The following chart reflects the directors and officers of Scout, including their business connections, which are of a substantial nature. The address of Scout is 1010 Grand Blvd., Kansas City, Missouri 64106 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name                      Title                            Business Connection
----                      -------------------------------  -------------------
James L. Moffett          Chairman; Director               Scout
John C. Pauls             Secretary                        Scout
Manuel A. Andrade         Director                         Scout
UMB Bank, N.A.            Shareholder                      Scout
James A. Reed             Director; Vice President         Scout
Edward J. McShane         Director                         Scout
Gary W. Dicenzo           Senior Vice President            Scout
Bradley S. Kastler        Chief Compliance Officer         Scout
William B. Greiner        President; Chief Executive
                          Officer;
                           Chief Investment Officer        Scout
Joseph J. Gazzoli         Director                         Scout
UMB Financial Corporation Shareholder                      UMB Bank, N.A.

(cc)SSI Investment Management, Inc.

   The following chart reflects the directors and officers of SSI, including their business connections, which are of a substantial nature. The address of SSI is 357 N Canon Drive, Beverly Hills, California 90210 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name                      Title                          Business Connection
----                      -----------------------------  ---------------------
John D. Gottfurcht        President                      SSI
Amy J. Gottfurcht         Chairman; CEO; Secretary       SSI
George M. Douglas         Vice President;
                           Chief Investment Officer      SSI
Syed F. Mehdi             CCO;
                           Vice President Human
                          Resources                      SSI
David W. Rosenfelder      Vice President;
                           Senior Portfolio Analyst      SSI

(dd)TT International Investment Management

   The following chart reflects the directors and officers of TT International, including their business connections, which are of a substantial nature. The address of TT International is Martin House, 5 Martin Lane, London, United Kingdom EC4R 0DP and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name                    Title                             Business Connection
----                    --------------------------------  --------------------
Timothy A. Tacchi       Senior General Partner            TT International
Alexander S.M. Carswell General Partner; Finance & Admin  TT International
Mark S. Williams        General Partner;                  TT International
                         Marketing & Client Servicing
David J.S. Burnett      Managing Partner (General)        TT International
John D. Hobson          General Partner                   TT International
Dean L. Smith           General Partner                   TT International
Martin A.F. Shenfield   General Partner                   TT International
Samuel A. Allison       General Partner;                  TT International
                         Chief Compliance Officer
Richard W. Simpson      General Partner; Head of IT       TT International
Pauline S. Pong         General Partner                   TT International
Douglas E. Sankey       General Partner                   TT International
Margaret A. Leach       General Partner;                  TT International
                         Chief Financial Officer
Martin A. Pluck         General Partner                   TT International
Patrick E. Deane        General Partner                   TT International
Mark H. Eady            General Partner                   TT International
Nicholas B. Bluffield   General Partner; Macro Trading    TT International
Anthony J. Moorhouse    General Partner; Head of Trading  TT International
Roger S. Bernheim       General Partner                   TT International
Lars J. Nielsen         General Partner                   TT International
Helen B. Marsden        General Partner                   TT International
Andrew D. Raikes        General Partner                   TT International
Gawain M. Barnard       General Partner                   TT International
Jonathan P. Bolton      General Partner                   TT International
Peter N. Robson         General Partner                   TT International

(ee)TWIN Capital Management, Inc.

   The following chart reflects the directors and officers of TWIN, including their business connections, which are of a substantial nature. The address of TWIN is 3244 Washington Road, Suite 202, McMurray, Pennsylvania 15317-3153 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name                      Title                        Business Connection
----                      ---------------------------  -----------------------
Geoffrey Gerber           President; CIO               TWIN
James D. Drake            Controller;                  TWIN
                           Chief Compliance Officer

(ff)Yacktman Asset Management Co.

   The following chart reflects the directors and officers of Yacktman, including their business connections, which are of a substantial nature. The address of Yacktman is 1110 Lake Cook Road, Suite 385, Buffalo Grove, Illinois 60089 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name                      Title                        Business Connection
----                      ---------------------------  -----------------------
Donald A. Yacktman        President; Secretary;        Yacktman
                          Treasurer;
                           Chief Compliance Officer
Ronald W. Ball            Senior Vice President        Yacktman
Stephen A. Yacktman       Vice President               Yacktman

(gg)Merk Investments, LLC

   The following chart reflects the directors and officers of Merk, including their business connections, which are of a substantial nature. The address of Merk is 555 Bryant Avenue, Palo Alto, CA 94301 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name                      Title                        Business Connection
----                      ---------------------------  -----------------------
Axel Merk                 President                    Merk
Kimberly Schuster         Chief Compliance Officer     Merk

(hh)Dover Corporate Responsibility Management LLC

   The following chart reflects the directors and officers of Dover, including their business connections, which are of a substantial nature. The address of Dover is 140 Greenwich Avenue, Greenwich, CT 06830 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name                      Title                        Business Connection
----                      ---------------------------  -----------------------
Richard M. Fuscone        Chairman                     Dover
Michael P. Castine        President                    Dover
Christopher J. Wolfe      Director of Research         Dover

(ii)Alex. Brown Investment Management

   The following chart reflects the directors and officers of Alex. Brown, including their business connections, which are of a substantial nature. The address of Alex. Brown is 1 South Street, Baltimore, MD 21202 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name                      Title                          Business Connection
----                      ---------------------------  -----------------------
Lee S. Owen               Co-President                 Alex. Brown
Bruce E. Behrens          Co-President                 Alex. Brown
James D. Brown            Director                     Alex. Brown
Robert H. Vernon          Director                     Alex. Brown
Hobart C. Buppert         Director, Portfolio Manager  Alex. Brown
Nancy I. Denney           Chief Compliance Officer     Alex. Brown

(iii)Third Millennium Investment Advisors, LLC

   The following chart reflects the directors and officers of Third Millennium Investment Advisors, LLC, including their business connections, which are of a substantial nature. The address of Third Millennium Investment Advisors, LLC is 1185 Avenue of the Americas, New York, New York 10036 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name                      Title                        Business Connection
----                      ---------------------------  -----------------------
John Thomas Connor        Managing Member              Third Millennium
John Pasco                Member                       Third Millennium
James Laurence Melcher    Member                       Third Millennium
Peter Leonard Smith       Chief Compliance Officer     Third Millennium
Susan Connor              Member                       Third Millennium

(iiii)Liberty Street Advisors, LLC

   The following chart reflects the directors and officers of Liberty Street Advisors, LLC, including their business connections, which are of a substantial nature. The address of Liberty Street Advisors, LLC is 55 Liberty Street, New York, New York 10005, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name                      Title                        Business Connection
----                      ---------------------------  -----------------------
James Celico              Chief Financial Officer      Liberty Street
Raymond Hill              Chairman                     Liberty Street
Timothy Reick             CEO and Chief Compliance
                            Officer                    Liberty Street

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Foreside Fund Services, LLC, Registrant's underwriter, serves as underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

American Beacon Funds                    Wintergreen Fund. Inc.
American Beacon Mileage Funds            Henderson Global Funds
American Beacon Select Funds             Ironwood Series Trust
Bridgeway Funds, Inc.                    Monarch Funds
Century Capital Management Trust         Sound Shore Fund, Inc.
Forum Funds

(b) The following are officers of Foreside Fund Services, LLC, the Registrant's underwriter. Their business address is Two Portland Square, First Floor, Portland, Maine 04101.

Name               Position with Underwriter      Position with Registrant
----               -----------------------------  ----------------------------
Simon D. Collier   Principal Executive Officer    President (Principal
                                                    Executive Officer)
Carl A. Bright     President & Treasurer          None
Nanette K. Chern   Vice President, Secretary &    Anti-Money Laundering
                     Chief Compliance Officer       Compliance Officer
Richard J. Berthy  Vice President & Assistant     None
                     Treasurer
Mark A. Fairbanks  Vice President, Assistant      None
                     Secretary & Deputy Chief
                     Compliance Officer

(c) Not Applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

   The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of Citigroup Fund Services, LLC, Two Portland Square, Portland, Maine 04101. The records required to be maintained under Rule 31a-1(b)(1) with respect to journals of receipts and deliveries of securities and receipts and disbursements of cash are maintained at the offices of the Registrant's custodian, as listed under "Custodian" in Part B to this Registration Statement. The records required to be maintained under Rule 31a-1(b)(5), (6) and (9) are maintained at the offices of the Registrant's adviser or subadviser, as listed in Item 26 hereof.

ITEM 29. MANAGEMENT SERVICES

   Not Applicable.

ITEM 30. UNDERTAKINGS

   None.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Portland, and State of Maine
April 16, 2007.

                                              FORUM FUNDS

                                              By: /s/ Simon D. Collier
                                                  -----------------------------
                                                  Simon D. Collier, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons on April 16, 2007.

(a) Principal Executive Officer

    /s/ Simon D. Collier
    ---------------------------------
    Simon D. Collier
    President

(b) Principal Financial Officer

    /s/ Trudance L.C. Bakke
    ---------------------------------
    Trudance L.C. Bakke
    Principal Financial Officer and Treasurer

(c) A majority of the Trustees

    John Y. Keffer, Trustee
    James C. Cheng, Trustee
    J. Michael Parish, Trustee
    Costas Azariadis, Trustee

By: /s/ David M. Whitaker
    ---------------------------------
    David M. Whitaker
    Attorney in fact*
--------
* Pursuant to powers of attorney previously filed as Other Exhibits (A) to this Registration Statement.

                                 EXHIBIT LIST

EXHIBITS

None